UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

Epsilon Energy Ltd.

(Name of Registrant as Specified In Its Charter)
N/A

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16945 Northchase Drive, Suite 1610
Houston, Texas 77060
August [•], 2020
Dear Shareholder,
We cordially invite you to attend the 2020 Annual General and Special Meeting of Shareholders (the “Meeting”) of Epsilon Energy Ltd. (referred to herein as “Epsilon” and the “Corporation”) to be held at 16945 Northchase Drive, Suite 1610, Houston, Texas 77060 on Tuesday, September 1, 2020, at 10:00 a.m., Central Daylight Time.
COVID 19 NOTICE: In light of the public health emergency associated with the COVID-19 pandemic, the Corporation is requesting all shareholders to refrain from attending the Meeting in person and, instead, to vote by proxy, by mail, by telephone, or on the internet, rather than attending the Meeting in person. The Corporation will limit attendees as required by the restrictions implemented by the State of Texas, Harris County, and the City of Houston at the time of the Meeting.
The attached Notice of 2020 Annual General and Special Meeting and proxy statement describe the business we will conduct at the Meeting and provide information about us that you should consider when you vote your shares. As set forth in the attached proxy statement, the Meeting will be held:
1.
To receive and consider the consolidated audited financial statements of the Corporation for the year ended December 31, 2019, and the auditors’ report thereon as well as the unaudited financial statements for the interim period ended March 31, 2020.

2.
To fix the number of directors of the Corporation to be elected at the Meeting at seven (7).

3.
To elect the directors of the Corporation, each of whom shall hold office to serve until the next annual meeting in 2021 or until his or her successor is duly elected or appointed, and until his or her successor is elected and qualified, or until his or her earlier death, resignation or removal.

4.
To re-appoint BDO USA, LLP as the Corporation’s independent registered public accounting firm for the year ending December 31, 2020.

5.
To ratify the 2020 Equity Incentive Plan.

6.
To amend the Corporation’s By-Laws by increasing the Corporation’s shareholder meeting quorum requirement from ten percent (10%) to thirty three and one third percent (33 1/3%).

7.
To transact such other business as may properly come before the 2020 Annual General and Special Meeting and any adjournments thereof.

Please take the time to carefully read each of the proposals in the accompanying Proxy Statement before you vote.
Your vote is extremely important regardless of the number of shares you own.
In order to ensure that your shares are represented at the 2020 Annual General and Special Meeting, whether you plan to attend or not, please vote in accordance with the enclosed instructions. You can vote your shares by telephone, electronically via the Internet or by completing and returning the enclosed proxy card or vote instruction form. If you vote using the enclosed proxy card or vote instruction form, you must sign, date and mail the proxy card or vote instruction form in the enclosed envelope. If you decide to attend the 2020 Annual General and Special Meeting and wish to modify your vote, you may revoke your proxy and vote in person at the 2020 Annual General and Special Meeting. However, as stated in the COVID-19 Notice, your ability to attend the 2020 Annual General and Special Meeting may be limited, and this may affect your ability to revoke your proxy and vote in person.
Thank you for your continued interest in Epsilon Energy Ltd.
Sincerely,
John Lovoi
Chairman of the Board of Directors
This proxy statement is dated August [•], 2020, and is first being made available to shareholders on or about August [•], 2020.

NOTICE OF 2020 ANNUAL GENERAL AND SPECIAL MEETING
OF SHAREHOLDERS

The 2020 Annual General and Special Meeting of Shareholders of Epsilon Energy Ltd., a corporation incorporated pursuant to the Business Corporations Act (Alberta) (the “ABCA”), will be held at 16945 Northchase Drive, Suite 1610, Houston, Texas 77060 on September 1, 2020, at 10:00 a.m. (Central Daylight Time), for the following purposes:
1.
To receive and consider the consolidated audited financial statements of the Corporation for the year ended December 31, 2019, and the auditors’ report thereon as well as the unaudited financial statements for the interim period ended March 31, 2020.

2.
To fix the number of directors of the Corporation to be elected at the Meeting at seven (7).

3.
To elect the directors of the Corporation, each of whom shall hold office to serve until the next annual meeting in 2021 or until his or her successor is duly elected or appointed, and until his or her successor is elected and qualified, or until his or her earlier death, resignation or removal.

4.
To re-appoint BDO USA, LLP as the Corporation’s independent registered public accounting firm for the year ending December 31, 2020.

5.
To ratify the 2020 Equity Incentive Plan.

6.
To amend the Corporation’s By-Laws by increasing the Corporation’s shareholder meeting quorum requirement from ten percent (10%) to thirty three and one third percent (33 1/3%).

7.
To transact such other business as may properly come before the 2020 Annual General and Special Meeting and any adjournments thereof.

The Proxy Statement accompanying this Notice describes each of these items in detail. The Proxy Statement contains other important information that you should read and consider before you vote.
The Board of Directors has fixed the close of business on July 14, 2020 as the record date for the 2020 Annual General and Special Meeting. Only the holders of record of our common shares as of the close of business on the record date are entitled to notice of, and to vote at, the 2020 Annual General and Special Meeting and any adjournment thereof. A list of the holders of record of our common shares will be available at the 2020 Annual General and Special Meeting and, during the 10 days prior to the 2020 Annual General and Special Meeting, at the offices of our corporate headquarters located at 16945 Northchase Drive, Suite 1610, Houston, Texas 77060.
Epsilon is furnishing proxy materials to its shareholders through the full set delivery option as permitted under the rules of the Securities and Exchange Commission (“SEC”). We believe this process gives us the opportunity to serve you more effectively.
You can vote your common shares by telephone or by completing and returning the enclosed proxy card or vote instruction form. If you vote using the enclosed proxy card or vote instruction form, you must sign, date and mail the proxy card or vote instruction form in the enclosed envelope. If you decide to attend the 2020 Annual General and Special Meeting and wish to modify your vote, you may revoke your proxy and vote in person at the 2020 Annual General and Special Meeting. However, as described in the COVID 19 Notice below, your ability to attend the 2020 Annual General and Special Meeting in person may be limited by the Corporation’s adherence to restrictions in place at the time of the Meeting, or any adjournment, established by the State of Texas, Harris County, and the City of Houston, and the Corporation’s precautions. For more information, please see the COVID-19 notice included in these materials. Late proxies may be accepted or rejected by the Chairman of the Meeting in his discretion, and the Chairman is under no obligation to accept or reject any particular late proxy.
BY ORDER OF THE BOARD OF DIRECTORS:

Houston, Texas August [•], 2020	B. Lane Bond Chief Financial Officer (Principal Financial and Accounting Officer, Controller and Chief Accounting Officer, and Duly Authorized Officer)
COVID 19 NOTICE: In light of the public health emergency associated with the COVID-19 pandemic, the Corporation is requesting all shareholders to refrain from attending the Meeting in person and, instead, to vote by proxy, by mail, by telephone, or on the internet, rather than attending the Meeting in person. The Corporation will limit attendees as required by the restrictions implemented by the State of Texas, Harris County, and the City of Houston at the time of the Meeting. Further restrictions with regard to the Meeting may be implemented by the Corporation as required in accordance with applicable laws and to comply with public health restrictions. At the Meeting, the Corporation may adopt screening or other measures for identifying COVID-19 symptoms or risk factors as may be recommended or required by applicable health authorities. These measures may include requiring registered shareholders or duly appointed proxy holders still wishing to attend the Meeting in person to sign a confirmation letter at the Meeting that they are not a confirmed case of COVID-19 or a close contact of a confirmed case of COVID-19, they are not experiencing cold or flu-like symptoms, including fever, cough, difficulty breathing, muscle aches, fatigue, headache, sore throat or runny nose, and that they have not travelled out of the United States for a period of two weeks preceding the Meeting date. The Corporation reserves the right to refuse admission to a shareholder or proxyholder seeking to attend the Meeting if the Corporation believes the shareholder or proxyholder poses a health risk to attendees at the Meeting or that admission to the Meeting would otherwise breach public health restrictions. In addition, any attendees will be required to practice social distancing at the Meeting.
The Corporation will provide the option for shareholders and proxyholders to “dial-in” to the Meeting through a designated phone number that the Corporation will make available under the “Investor Center” section of its website one day prior to the Meeting. Shareholders and proxyholders who dial-in will be placed in listen-only mode during the formal presentation and will not be counted present for purposes of quorum. Shareholders and proxyholders will not have the opportunity to vote their shares through this “dial-in” option. However, after the formal presentation, the listen-only mode will be removed and shareholders and proxyholders will have the opportunity to ask questions of the Corporation one at a time through a moderator.
In order to permit shareholders and proxyholders to listen to the Meeting without having to attend in person, an audio recording of the Meeting will be available for listening after the Meeting. This recording will be made available under the “Investor Center” section of the Corporation’s website at www.epsilonenergyltd.com.
As the COVID-19 outbreak continues to be a rapidly evolving situation, and in light of changing public health restrictions and recommendations related to COVID-19, there may be changes to the date, time and location of the Meeting, or the Corporation may adjourn or postpone the Meeting. The Corporation will continue to monitor and review state, federal, and local governmental guidance in order to assess and implement measures to reduce the risk of spreading the virus at the Meeting. Any such changes will be communicated by news release which will be made available under the Corporation’s profile on SEDAR at www.sedar.com and EDGAR at www.sec.gov.
WE STRONGLY ENCOURAGE ALL SHAREHOLDERS TO VOTE BY PROXY RATHER THAN ATTENDING THE MEETING IN PERSON.

PROXY STATEMENT SUMMARY
2020 ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS
Date and Time:
September 1, 2020
10:00 a.m., Central Daylight Time

Place:
16945 Northchase Drive, Suite 1610, Houston, Texas 77060

Record Date:
July 14, 2020

Voting Matters and Board Recommendation
	Proposal Description	Board Vote Recommendation	Page Number with More Information
Proposal 1	Fix the number of Directors to be elected at the Meeting	“FOR”	4
Proposal 2	Election of those persons nominated as Directors	“FOR” all nominees	5
Proposal 3	Ratify the appointment of BDO USA, LLP as Epsilon’s independent registered public accounting firm	“FOR”	31
Proposal 4	Ratify the 2020 Equity Incentive Plan	“FOR”	33
Proposal 5	Amend the Corporation’s By-Laws to increase the quorum requirements for shareholders’ meetings from ten (10) percent to thirty three and one third (33 1∕3) percent	“FOR”	42
This Proxy Statement Summary contains highlights of certain information in this Proxy Statement. Because it is only a summary, it does not contain all the information that you should consider before voting. Please review the complete Proxy Statement and Epsilon’s Annual Report on Form 10-K for additional information.

16945 Northchase Drive, Suite 1610
Houston, Texas 77060

PROXY STATEMENT FOR EPSILON ENERGY LTD.’S
2020 ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 1, 2020

GENERAL INFORMATION
This Proxy Statement is being furnished to the holders of the common shares of Epsilon Energy Ltd., an Alberta, Canada, corporation (referred to herein as “Epsilon” and the “Corporation”), in connection with the solicitation by our Board of Directors of proxies to be voted at the 2020 Annual General and Special Meeting of Shareholders of Epsilon (the “Annual General and Special Meeting” or the “Meeting”) to be held on Tuesday, September 1, 2020, at 10:00 a.m., Central Daylight Time, at 16945 Northchase Drive, Suite 1610, Houston, Texas 77060, or at any adjournment of the 2020 Annual General and Special Meeting, for the purposes set forth in this proxy statement concerning the 2020 Annual General and Special Meeting.
COVID 19 NOTICE
In light of the public health emergency associated with the COVID-19 pandemic, the Corporation is requesting all shareholders to refrain from attending the Meeting in person and, instead, to vote by proxy, by mail, by telephone, or on the internet, rather than attending the Meeting in person. The Corporation will limit attendees as required by the restrictions implemented by the State of Texas, Harris County, and the City of Houston at the time of the Meeting. Further restrictions with regard to the Meeting may be implemented by the Corporation as required in accordance with applicable laws and to comply with public health restrictions. At the Meeting, the Corporation may adopt screening or other measures for identifying COVID-19 symptoms or risk factors as may be recommended or required by applicable health authorities. These measures may include requiring registered shareholders or duly appointed proxy holders still wishing to attend the Meeting in person to sign a confirmation letter at the Meeting that they are not a confirmed case of COVID-19 or a close contact of a confirmed case of COVID-19, they are not experiencing cold or flu-like symptoms, including fever, cough, difficulty breathing, muscle aches, fatigue, headache, sore throat or runny nose, and that they have not travelled out of the United States for a period of two weeks preceding the Meeting date. The Corporation reserves the right to refuse admission to a shareholder or proxyholder seeking to attend the Meeting if the Corporation believes the shareholder or proxyholder poses a health risk to attendees at the Meeting or that admission to the Meeting would otherwise breach public health restrictions. In addition, any attendees will be required to practice social distancing at the Meeting.
The Corporation will provide the option for shareholders and proxyholders to “dial-in” to the meeting through a designated phone number that the Corporation will make available under the “Investor Center” section of its website one day prior to the Meeting. Shareholders and proxyholders who dial-in will be placed in listen-only mode during the formal presentation and will not be counted present for purposes of quorum. Shareholders and proxyholders will not have the opportunity to vote their shares through this “dial-in” option. However, after the formal presentation, the listen-only mode will be removed and shareholders and proxyholders will have the opportunity to ask questions of the Corporation one at a time through a moderator.

In order to permit shareholders and proxyholders to listen to the Meeting without having to attend in person, an audio recording of the Meeting will be available for listening after the Meeting. This recording will be made available under the “Investor Center” section of the Corporation’s website at www.epsilonenergyltd.com.
As the COVID-19 outbreak continues to be a rapidly evolving situation, and in light of changing public health restrictions and recommendations related to COVID-19, there may be changes to the date, time and location of the Meeting, or the Corporation may adjourn or postpone the Meeting. The Corporation will continue to monitor and review state, federal, and local governmental guidance in order to assess and implement measures to reduce the risk of spreading the virus at the Meeting. Any such changes will be communicated by news release which will be made available under the Corporation’s profile on SEDAR at www.sedar.com and EDGAR at www.sec.gov.
WE STRONGLY ENCOURAGE ALL SHAREHOLDERS TO VOTE BY PROXY RATHER THAN ATTENDING THE MEETING IN PERSON.
The principal executive offices of Epsilon are located at 16945 Northchase Drive, Suite 1610, Houston, Texas 77060.
Although it is expected that the solicitation of proxies will be primarily by mail, proxies may also be solicited personally or by telephone or other proxy solicitation services. In accordance with Canadian National Instrument 54-101, arrangements have been made with brokerage houses and other intermediaries, clearing agencies, custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the common shares held of record by such persons and the Corporation may reimburse such persons for reasonable fees and disbursements incurred by them in doing so. The costs thereof will be borne by the Corporation.
VOTING INFORMATION
Record Date
This Proxy Statement and the other proxy materials are first being mailed on or about August [•], 2020 to all shareholders entitled to notice of and to vote at the 2020 Annual General and Special Meeting. Each shareholder as at the Record Date is entitled to one vote for each Common Share of Epsilon held. Shareholders of record will be entitled to vote those shares included in the list of shareholders entitled to vote at the Meeting prepared as at the Record Date, unless any such shareholders transfer their shares after the Record Date and the transferee of those shares establishes that they own the shares and demands, not later than the close of business on the date ten days before the Meeting, that the transferee’s name be included in the list of shareholders entitled to vote at the Meeting, in which case such transferee shall be entitled to vote such shares at the Meeting. We also will begin mailing paper copies of our proxy materials to shareholders who requested them on or about August [•], 2020.
Voting Shares and Principal Shareholders
At the close of business on July 14, 2020 (the “Record Date”), there were 23,796,637 common shares issued and outstanding. The outstanding common shares are fully paid and non-assessable, with each share carrying the right to one vote. To carry on the business of the 2020 Annual General and Special Meeting, holders of at least 33 1/3 % of the outstanding common shares issued and outstanding as of the Record Date must be present in person or represented by proxy, which will constitute a quorum.
Solicitation of Proxies
The proxy solicitation is made on behalf of the management of the Corporation. Proxies must be received by Computershare Trust Company of Canada, 100 University Avenue, 8th Floor, Toronto, Ontario, M5J 2Y1, not less than 48 hours (excluding Saturdays, Sundays and holidays) before the Meeting or any adjournment of the Meeting.
The instrument appointing a proxy shall be in writing and shall be executed by the shareholder or the shareholder’s attorney authorized in writing or, if the shareholder is a corporation, under its corporate seal or by an officer or attorney of such corporation duly authorized.

The persons named in the enclosed Proxy (the “Management Designees”) are directors and/or officers of Epsilon. Each shareholder has the right to appoint a proxy holder other than the persons designated in the proxy, who need not be a shareholder, to attend and to act for them and on their behalf at the Meeting. To exercise such right, the names of the nominees of management of the Corporation should be crossed out and the name of the shareholder’s appointee should be legibly printed in the blank space provided.
Revocation of Proxies
A shareholder who has submitted a proxy may revoke it at any time up to and including the close of business on the last business day preceding the day of the Meeting, or any adjournment of the Meeting, by signing a statement in writing (or having their attorney, as authorized in writing, sign a statement) to this effect and delivering it to the registered office of the Corporation or to Computershare Trust Company of Canada, 100 University Avenue, 8th Floor, Toronto, Ontario, M5J 2Y1. If a person who has given a proxy attends personally at the Meeting at which such proxy is to be voted, such person may revoke the proxy at the Meeting and vote in person. In addition to revocation in any other manner permitted by law, a proxy may also be revoked by depositing such written statement with the Chairman of the Meeting on the day of the Meeting, or any adjournment of the Meeting. However, such person’s ability to revoke the proxy at the Meeting may be limited due to the Corporation’s adherence to restrictions established by the Corporation to comply with State of Texas, Harris County, and the City of Houston’s rules regarding COVID-19. Please see the COVID-19 notice above for more information.
Beneficial Holders of Common Shares
The information set out in this section is of significant importance to many shareholders who do not hold their Common Shares in their own name. Only proxies deposited by shareholders whose names appear on the register of the Corporation as the registered holders of Common Shares can be recognized and acted upon at the Meeting. If Common Shares are listed in your account statement provided by your broker, then in almost all cases those Common Shares will not be registered in your name on the register of the Corporation. Such Common Shares will likely be registered under the name of your broker or an agent of that broker. In Canada, the vast majority of such shares are registered under the name of CDS & Co., the registration name for The Canadian Depository for Securities Limited, which acts as nominees for many Canadian brokerage firms. Common Shares held by your broker or their nominee can only be voted upon with your instructions. Without specific instructions, your broker or their nominee is prohibited from voting your shares.
Therefore, beneficial shareholders should ensure that instructions respecting the voting of their Common Shares are communicated to the appropriate person or entity.
Applicable regulatory policy requires your broker to seek voting instructions from you in advance of the Meeting. Every broker has its own mailing procedures and provides its own return instructions, which you should carefully follow in order to ensure that your shares are voted at the Meeting. Often, the form of proxy supplied by your broker is identical to the Proxy provided to registered shareholders. However, its purpose is limited to instructing the registered shareholder how to vote on your behalf. The majority of brokers now delegate responsibility for obtaining instructions from clients to Broadridge. Broadridge mails a scannable voting instruction form in lieu of the Proxy provided by Epsilon. You are asked to complete and return the voting instruction form to them by mail. Alternately, you can call their toll-free telephone number, 1-888-237-1900, or access Broadridge’s internet website at www.broadridge.com to vote your Common Shares. They then tabulate the results of all instructions received and provide appropriate instructions respecting the voting of the Common Shares to be represented at the Meeting. If you receive a voting instruction form from Broadridge it cannot be used as a proxy to vote shares directly at the Meeting as the voting instruction form must be returned to Broadridge well in advance of the Meeting in order to have your Common Shares voted or to appoint an alternative representative to attend at the Meeting in person to vote such Common Shares.
If you are a beneficial shareholder and wish to vote in person at the Meeting, you should insert your own name in the space provided on the voting instruction form provided to you by your nominee and return the completed form to Broadridge.

Appointment of Proxy and Exercise of Discretion by Proxy
If you give directions on how to vote your Common Shares, your proxy holder must vote your shares according to your instructions. If your Proxy or voting instructions form does not specify how to vote on a particular issue, then your proxy holder can vote your shares as he or she sees fit. If your proxy holder does not attend the Meeting and vote in person, your shares will not be voted.
If you have appointed a person designated by Epsilon to act and vote on your behalf as provided in the enclosed Proxy and you do not provide any instructions concerning a matter identified in the Notice, the Common Shares represented by such proxy will be voted as follows:
PROPOSAL 1:   FOR setting the number of directors to be elected at the Meeting at seven (7).
PROPOSAL 2:   FOR the election of John Lovoi, Michael Raleigh, Matthew Dougherty, Stephen Finlayson, Ryan Roebuck, Jacob Roorda, and Tracy Stephens, each of whom shall hold office for a term of one year, expiring at the annual meeting in 2021, and until his or her successor is elected and qualified, or until his or her earlier death, resignation or removal.
PROPOSAL 3:   FOR the ratification of the appointment of BDO USA, LLP as Epsilon’s independent registered public accounting firm for the year ending December 31, 2020.
PROPOSAL 4:   FOR the ratification of the 2020 Equity Incentive Plan.
PROPOSAL 5:   FOR the amendment of the Corporation’s By-Laws to increase the Corporation’s shareholder meeting quorum requirement from ten percent (10%) to thirty three and one third percent (33 1∕3%).
OUR BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” SETTING THE NUMBER OF DIRECTORS TO BE ELECTED AT THE MEETING AT SEVEN UNDER PROPOSAL 1; “FOR” THE ELECTION OF EACH OF THE NOMINEES LISTED UNDER PROPOSAL 2, “FOR” THE RATIFICATION OF AUDITORS UNDER PROPOSAL 3, “FOR” THE RATIFICATION OF THE 2020 EQUITY INCENTIVE PLAN UNDER PROPOSAL 4, AND “FOR” THE AMENDMENT TO THE CORPORATION’S BY-LAWS UNDER PROPOSAL 5. Your proxy holder also has discretionary authority for amendments that are made to matters identified in the Notice or other matters that properly come before the Meeting. At the time of printing this Proxy Statement, management does not know of any matter to come before the Meeting other than the matters referred to in the Notice.
Reporting Currency
All of the financial information in this Proxy Statement has been presented, unless otherwise noted, in United States dollars. The presentation currency for the December 31, 2019 financial statements of the Corporation is the United States dollars.

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QUESTIONS AND ANSWERS ABOUT THE 2020 ANNUAL GENERAL AND SPECIAL MEETING
Q:
Why did I receive these materials?

A:
We are making this Proxy Statement available to you on or around August [•], 2020, because the Board of Directors is soliciting your proxy to vote at the 2020 Annual General and Special Meeting to be held on Tuesday, September 1, 2020, at 10:00 a.m., Central Daylight Time, at 16945 Northchase Drive, Suite 1610, Houston, Texas 77060, or at any adjournment thereof. However, please see the COVID-19 Notice above for restrictions on attending the Meeting in person. The information provided in this Proxy Statement is for your use in deciding how to vote on the proposals described below.

Q:
Who is entitled to attend and vote at the Annual General and Special Meeting?

A:
You can attend and vote at the 2020 Annual General and Special Meeting if, as of the close of business on July 14, 2020 (the “Record Date”), the record date for the 2020 Annual General and Special Meeting, you were a shareholder of record of Epsilon’s common shares. As of the Record Date, there were 23,796,637 common shares outstanding. Your ability to attend and vote in person may be limited due to public health restrictions implemented to combat the spread of the COVID-19 pandemic. Please see the COVID-19 Notice above for more information.

Q:
What are the voting rights of each class of stock?

A:
For each proposal, shareholders are entitled to cast one vote for each common share held as of the record date. There are no cumulative voting rights.

Q:
What is the difference between a registered shareholder and a shareholder who owns stock in street name?

A:
If you hold Epsilon common shares directly in your name, you are a registered shareholder. If you own Epsilon common shares indirectly through a bank, broker, or other nominee, those shares are held in street name.

Q:
How will COVID-19 impact the Annual General and Special Meeting?

A:
In light of the public health emergency associated with the COVID-19 pandemic, the Corporation is requesting all shareholders to refrain from attending the Meeting in person and, instead, to vote by proxy, by mail, by telephone, or on the internet, rather than attending the Meeting in person.

The Corporation will limit attendees as required by the restrictions implemented by the State of Texas, Harris County, and the City of Houston at the time of the Meeting. Further restrictions with regard to the Meeting may be implemented by the Corporation as required in accordance with applicable laws and to comply with public health restrictions. At the Meeting, the Corporation may adopt screening or other measures for identifying COVID-19 symptoms or risk factors as may be recommended or required by applicable health authorities. These measures may include requiring registered shareholders or duly appointed proxy holders still wishing to attend the Meeting in person to sign a confirmation letter at the Meeting that they are not a confirmed case of COVID-19 or a close contact of a confirmed case of COVID-19, they are not experiencing cold or flu-like symptoms, including fever, cough, difficulty breathing, muscle aches, fatigue, headache, sore throat or runny nose, and that they have not travelled out of the United States for a period of two weeks preceding the Meeting date. The Corporation reserves the right to refuse admission to a shareholder or proxyholder seeking to attend the Meeting if the Corporation believes the shareholder or proxyholder poses a health risk to attendees at the Meeting or that admission to the Meeting would otherwise breach public health restrictions. In addition, any attendees will be required to practice social distancing at the Meeting.
The Corporation will provide the option for shareholders and proxyholders to “dial-in” to the Meeting through a designated phone number that the Corporation will make available under the “Investor Center” section of its website one day prior to the Meeting. Shareholders and proxyholders who dial-in will be placed in listen-only mode during the formal presentation and will not be counted present for purposes of quorum. Shareholders and proxyholders will not have the opportunity to vote their shares through this “dial-in” option. However, after the formal presentation, the listen-only mode will be removed and shareholders and proxyholders will have the opportunity to ask questions of the Corporation one at a time through a moderator.
In order to permit shareholders and proxyholders to listen to the Meeting without having to attend in person, an audio recording of the Meeting will be available for listening after the Meeting. This recording will be made available under the “Investor Center” section of the Corporation’s website at www.epsilonenergy.com.
As the COVID-19 outbreak continues to be a rapidly evolving situation, and in light of changing public health restrictions and recommendations related to COVID-19, there may be changes to the date, time and location of the Meeting, or the Corporation may adjourn or postpone the Meeting. The Corporation will continue to monitor and review state, federal, and local governmental guidance in order to assess and implement measures to reduce the risk of spreading the virus at the Meeting. Any such changes will be communicated by news release which will be made available under the Corporation’s profile on SEDAR at www.sedar.com and EDGAR at www.sec.gov.
WE STRONGLY ENCOURAGE ALL SHAREHOLDERS TO VOTE BY PROXY RATHER THAN ATTENDING THE MEETING IN PERSON.
Q:
Can I vote my shares before the Annual General and Special Meeting?

A:
Yes. If you are a registered shareholder, you can vote your shares before the Annual General and Special Meeting by telephone, internet or mail, as set out in the accompanying instrument of proxy.

If your shares are held in street name, your bank, broker or other nominee may provide you with a voting instruction form that provides instructions on how to access our proxy materials and vote online or to request a paper or email copy of our proxy materials. If you received these materials in paper form, the materials included a vote instruction form so you can instruct your bank, broker or other nominee how to vote your shares.
Please see the information your bank, broker or other nominee provided you for more information on these voting options.
Due to the public health restrictions implemented to combat the spread of the COVID-19 pandemic, including restrictions implemented by the State of Texas, Harris County, and the City of Houston, taking into account the health and safety of our employees, shareholders, service providers, and other shareholders, the Corporation is requesting all shareholders to vote by proxy, mail, telephone, or on the internet, rather than attending the Meeting in person to vote.
Q:
Can I vote in person at the 2020 Annual General and Special Meeting instead of by proxy?

A:
If you are a registered shareholder, you can vote at the 2020 Annual General and Special Meeting any shares that were registered in your name as the shareholder of record as of the record date.

If your shares are held in street name, you cannot vote those shares at the 2020 Annual General and Special Meeting unless you have a legal proxy from your bank, broker or other nominee. If you plan to attend and vote your street-name shares at the 2020 Annual General and Special Meeting, you should request a legal proxy from your broker, bank or other nominee and bring it with you to the 2020 Annual General and Special Meeting.
Due to the public health restrictions implemented to combat the spread of the COVID-19 pandemic, including restrictions implemented by the State of Texas, Harris County, and the City of Houston, taking into account the health and safety of our employees, shareholders, service providers, and other shareholders, the Corporation is requesting all shareholders to vote by proxy, mail, telephone, or on the internet, rather than attending the Meeting in person to vote. The Corporation will limit attendees as required by these restrictions at the time of the Meeting, and further restrictions with regard to the Meeting may be implemented by the Corporation as required in accordance with applicable laws and to comply with public health restrictions, all of which could limit your ability to vote in person.

Q:
What will happen if I submit my proxy but do not vote on a proposal?

A:
If you submit a valid proxy but fail to provide instructions on how you want your shares to be voted, properly submitted proxies will be voted:

•
FOR setting the number of directors to be elected at the Meeting at seven.

•
FOR the election of John Lovoi, Michael Raleigh, Matthew Dougherty, Stephen Finlayson, Ryan Roebuck, Jacob Roorda, and Tracy Stephens, each of whom shall hold office for a term of one year, expiring at the annual meeting in 2021, and until his or her successor is elected and qualified, or until his or her earlier death, resignation or removal.

•
FOR ratification of the appointment of BDO USA, LLP as Epsilon’s independent registered public accounting firm for the year ending December 31, 2020.

•
FOR the ratification of the 2020 Equity Incentive Plan.

•
FOR the amendment to the Corporation’s By-Laws regarding the shareholder meeting quorum requirement to be increased to thirty three and one third percent.

Q:
What will happen if I neither submit my proxy nor vote my shares in person at the 2020 Annual General and Special Meeting?

A:
If you are a registered shareholder, your shares will not be voted.

If your shares are held in street name, your bank, broker or other nominee may vote your shares on certain “routine” matters. The ratification of independent auditors is currently considered to be a routine matter. On this matter, your bank, broker or other nominee can:
•
Vote your street-name shares even though you have not provided voting instructions; or

•
Choose not to vote your shares.

The other matters you are being asked to vote on are not routine and cannot be voted by your bank, broker or other nominee without your instructions. When a bank, broker or other nominee is unable to vote shares for this reason, it is called a “broker non-vote.”
Q:
What does it mean if I receive more than one set of materials?

A:
You probably have multiple accounts with us and/or banks, brokers or other nominees. You should vote all of the shares represented by the proxy cards and/or voting instruction forms. Certain banks, brokers or other nominees have procedures in place to discontinue duplicate mailings upon a shareholder’s request. You should contact your bank, broker or other nominee for more information.

Q:
How many shares must be present to conduct business at the 2020 Annual General and Special Meeting?

A:
To carry on the business of the 2020 Annual General and Special Meeting, holders of at least 33 1/3 % of the outstanding common shares issued and outstanding as of the record date must be present in person or represented by proxy, which will constitute a quorum.

Shareholders and proxyholders who “dial-in” to the Meeting will be placed in a listen-only mode during the formal presentation by the Corporation and will not be counted in the quorum count.
Q:
What vote is required to approve each proposal?

A:
All ordinary resolutions require, for the passing of the same, a simple majority of the votes cast at the Meeting by the holders of Common Shares.

Because your votes are advisory on Proposal 3, they will not be binding on the Board of Directors or the Corporation.
Q:
How are votes counted?

A:
For Proposal 1, to set the number of directors at seven, you may vote “FOR” or “AGAINST.” Abstentions and non-votes will not be counted as votes FOR or AGAINST Proposal 1.

In the election of directors, Proposal 2, you may vote “FOR” all or some of the nominees or your vote may be “WITHHOLD” with respect to one or more of the nominees.
For Proposal 3, you may vote “FOR” the ratification of the independent auditor or you may “WITHHOLD” your vote.
For Proposal 4, to ratify the 2020 Equity Incentive Plan, you may vote “FOR” or “AGAINST.”
For Proposal 5, to amend the Corporation’s By-Laws, you may vote “FOR” or “AGAINST.”
If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If no instructions are indicated on a properly executed proxy card or over the telephone or Internet, the shares will be voted as recommended by our board of directors. (See “What will happen if I submit my proxy but do not vote on a proposal?” above for additional information.)
Q:
Will any other business be transacted at the Meeting? If so, how will my proxy be voted?

A:
Management does not know of any business to be transacted at the 2020 Annual General and Special Meeting other than those matters described in this Proxy Statement.

Q:
What will constitute a quorum?

A:
At least 33 1/3% of the outstanding common shares must be present in person or by proxy to constitute a quorum for the Meeting.

Q:
Who will pay the cost of soliciting votes for the 2020 Annual General and Special Meeting?

A:
Epsilon will bear the entire cost of solicitation of proxies, including the preparation, assembly, printing, and mailing of this Proxy Statement and the accompanying materials. The largest expense in the proxy process is printing and mailing the proxy materials. Proxies also may be solicited on behalf of Epsilon by directors, officers or employees of Epsilon in person or by mail or telephone. No additional compensation will be paid to such directors, officers, or employees for soliciting proxies. We have engaged Computershare Trust Company of Canada (“Computershare”) to assist us in the distribution of proxies. We will also reimburse brokerage firms and other custodians, nominees and fiduciaries for their expenses incurred in sending our proxy materials to beneficial owners of our common stock as of the record date. Under Canadian National Instrument 54-101, arrangements have been made with brokerage houses and other intermediaries, clearing agencies, custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the Common Shares held of record by such persons and the Corporation may reimburse such persons for reasonable fees and disbursements incurred by them in doing so. The costs thereof will be borne by the Corporation.

FINANCIAL STATEMENTS
The audited consolidated financial statements of Epsilon for the year ended December 31, 2019, and the report of the auditor thereon as well as the unaudited financial statements for the interim period ended March 31, 2020, will be placed before the Meeting. Copies of such financial statements may be obtained from Epsilon upon request and will be available at the Meeting. No vote by the shareholders with respect to the financial statements is required. The audited consolidated financial statements were audited by BDO USA, LLP of Houston, Texas and approved by the Audit Committee of the Board.
PROPOSAL 1 SETTING THE NUMBER OF DIRECTORS
Shareholders of the Corporation will be asked to consider and, if thought appropriate, to approve and adopt an ordinary resolution fixing the number of directors to be elected at the Meeting. In order to be effective, an ordinary resolution requires the approval of a majority of the votes cast by shareholders who vote in respect of the resolution.

At the Meeting, it will be proposed that seven (7) directors be elected to hold office until the next annual general meeting or until their successors are elected or appointed. Unless otherwise directed, it is the intention of the Management Designees, if named as proxy, to vote in favor of the ordinary resolution fixing the number of directors to be elected at the Meeting at seven (7).
PROPOSAL 2 ELECTION OF DIRECTORS
At the 2020 Annual General and Special Meeting, our shareholders will be asked to elect seven (7) directors for a one-year term expiring at the next annual meeting of shareholders. Each director will hold office until his or her successor has been elected and qualified or until the director’s earlier death, resignation or removal.
Recommendation of our Board of Directors
Our Board of Directors recommends voting “FOR” the election of each of the Director nominees as directors, each of whom shall hold office for a term of one year, expiring at the annual meeting in 2021, and until his or her successor is elected and qualified, or until his or her earlier death, resignation or removal.
Each proxy or vote instruction form will be voted for the election of each of the Director nominees as directors, unless the proxy contains contrary instructions. Common shares represented by proxies received by the Board of Directors and not so marked as to withhold authority to vote for any individual nominee or for all nominees will be voted (unless one or more nominees are unable to serve) for the election of the nominees named below. The Board of Directors knows of no reason why any such nominee should be unable or unwilling to serve.
Majority Voting Policy
In March 2016, the Board adopted a policy to the effect that, in an uncontested election of directors, any nominee who receives a greater number of “withheld” votes than “for” votes will be considered to have not received the support of the shareholders of the Corporation and will be expected to immediately withdraw himself or herself from consideration and, if he or she is then currently a member of the Board, submit his or her resignation to the Board. Upon receipt of such resignation, the Chairman of the Board will meet with the Compensation, Nominating and Corporate Governance Committee, with a view to making a recommendation to the Board. The Board will make its decision within 90 days from the date of resignation. The Board shall accept the resignation unless it determines that exceptional circumstances would warrant the applicable director continuing to serve on the Board. The resignation will be effective when accepted by the Board. A director who submits his or her resignation pursuant to this policy will not participate in any deliberations of the Board or Compensation, Nominating and Corporate Governance Committee with respect to the resignation. Following the Board’s decision on the resignation, the Board will promptly disclose, by way of a news release, its decision whether or not to accept the director’s resignation and, if the Board does not accept the resignation, the full reasons for rejecting the tendered resignation.
Executive Officers
The names of the executive officers and certain information about such executive officers, including their ages, are set forth below. For information concerning the number of common shares beneficially owned by each officer, see “Security Ownership of Certain Beneficial Owners and Management.”
Name	Age	Position
Michael Raleigh	63	Chief Executive Officer, Director
B. Lane Bond	61	Chief Financial Officer
Henry Clanton	58	Chief Operating Officer

Name, Municipality of Residence	Position and Term	Principal Occupation During the Past Five Years	Number and Percentage of Common Shares
Michael Raleigh Houston, TX, USA	Chief Executive Officer and Director since July 2013	Chief Executive Officer of Epsilon Energy Ltd. since July 2013 and for 35 years previously in various positions in the global oil and gas business. Primarily held positions in the areas of reservoir development strategy, property valuations, completions and production.	154,167 (<1%)
B. Lane Bond Houston, TX, USA	Chief Financial Officer since May 2012	Chief Financial Officer of Epsilon Energy Ltd. since May 2012 and for 30 years previously in international and domestic accounting and management roles including Occidental Petroleum Corp., a large international oil & gas company.	135,167 (<1%)
Henry Clanton Houston, TX, USA	Chief Operating Officer since January 2017	Chief Operating Officer of Epsilon Energy Ltd. since January 2017 and for over 30 years previously in the upstream E&P sector. Previously served as Managing Partner for a private E&P start-up.	35,833 (<1%)
Michael Raleigh.   Mr. Raleigh has served as chief executive officer and a director for Epsilon Energy Ltd. since July 2013. Before becoming chief executive officer at Epsilon Energy Ltd., he acted in various positions in the global natural gas and oil business for 35 years, primarily holding positions in the areas of reservoir development strategy, property valuations, completions and production. He has also been managing investments with Domain Energy Advisors since January 2005. Mr. Raleigh has been a member of the board of directors of Roan Resources, Inc., an Anadarko Basin-focused exploration and production company, since September 2019. He has also been managing investments with Domain Energy Advisors since January 2005. We believe that Mr. Raleigh is qualified to serve as a member of our board of directors as a result of his background in engineering, including reserve, acquisitions and valuation engineering, and his experience in the development and appraisal of natural gas and oil fields. Mr. Raleigh received a Bachelor of Science degree in Chemical Engineering from Queens University in Canada and received his Master of Business Administration degree from the University of Colorado.
B. Lane Bond.   Mr. Bond has served as our chief financial officer since January 2012. He has served as the chief financial officer of Epsilon Energy USA and Epsilon Energy Midstream since January 2012. He has also been serving as the chief financial officer of Dewey Energy Holdings and Dewey Energy GP since March 2017. Mr. Bond’s financial career spans over 30 years with extensive management and natural gas and oil experience domestically and internationally. Mr. Bond holds a Master of Business Administration from the University of Tulsa and a Bachelor of Science in Accounting from the University of Arkansas.
Henry N. Clanton. Mr. Clanton joined the Corporation as its chief operating officer in January 2017. He has over 30 years of experience in the upstream E&P sector. His experience includes financial and technical management over all phases of drilling, completions, production, and field operations. Before joining us, he spent 14 years with a private E&P start-up, ARES Energy, Ltd, which he co-founded and served as a Managing Partner. Previous to that time Mr. Clanton worked with Schlumberger, ARCO Permian, and Coastal Management Company. He holds a MBA and a BS in Petroleum Engineering from Texas A&M University.

Nominees for Election to the Board of Directors
The names of the nominees for election to the Board of Directors and certain information about such nominees, including their ages, are set forth below. For information concerning the number of shares of common stock beneficially owned by each nominee, see “Security Ownership of Certain Beneficial Owners and Management.”
Name	Age	Position
John Lovoi	59	Director, Chairman of the Board
Michael Raleigh	63	Director, Chief Executive Officer
Matthew Dougherty	39	Director
Ryan Roebuck	34	Director
Jacob Roorda	62	Director
Tracy Stephens	59	Director
Stephen Finlayson	65	Director
Name, Municipality of Residence	Position and Term	Principal Occupation During the Past Five Years	Number and Percentage of Common Shares
Michael Raleigh Houston, TX, USA	Chief Executive Officer and Director since July 2013	Chief Executive Officer of Epsilon Energy Ltd. since July 2013 and for 35 years previously in various positions in the global oil and gas business. Primarily held positions in the areas of reservoir development strategy, property valuations, completions and production.	154,167 (<1%)
John Lovoi Houston, TX, USA	Chairman of the Board since July 2013	Managing partner of JVL Advisors, LLC, a private oil and gas investment advisor, manager of Lobo Baya, LLC, Director of Helix Energy Solutions Group, an operator of offshore oil and gas properties and production facilities and Chairman of Dril-Quip, Inc., a provider of subsea, surface and offshore rig equipment.	1,860,644 (7.8%)
Matthew Dougherty(2) Chicago, IL, USA	Director since July 2013	Managing Director of Advisory Research, Inc., an investment management firm. Oversees the firm’s investments in oil and natural gas producers and has served as the Portfolio Manager of the Advisory Research Energy Fund, LP since 2005.	3,265,783 (13.7%)
Stephen Finlayson(1) Houston, TX, USA	Director since May 2019	Founder and, since 2003, Executive Chairman of Applied Manufacturing Technologies, an international consulting and project services company which supports operating companies in the downstream refining and chemical industries. Previously business unit leader for the Enterprise Solution Division of Aspen Technology Inc.	nil

Name, Municipality of Residence	Position and Term	Principal Occupation During the Past Five Years	Number and Percentage of Common Shares
Ryan Roebuck(1)(2)(3) Toronto, ON, Canada	Director since July 2013	Principal of RG ONE LTD. an investment holding company located in Toronto, Canada. Previously an investment manager for a leading Canadian Venture Capital Firm where he was a founding investor and director of the Cronos Group.	75,025 (<1%)
Jacob Roorda(1)(3) Calgary, AB, Canada	Director since Jan. 2016	Managing director and CEO of Windward Capital Limited, a private investment company. Previously, CEO and Executive Vice President of Todd Energy International Limited, a private oil and gas company.	88,400 (<1%)
Tracy Stephens(2)(3) Houston, TX, USA	Director since May 2017	Founder and Chief Executive Officer of Westminster Advisors, a CEO advisory services company, since January 2017. Previously Chief Operating Officer of Resources Global Professionals, a large business consulting company.	12,400 (<1%)

Notes:
(1)
Proposed member of the Audit Committee.

(2)
Proposed member of the Compensation, Nominating and Corporate Governance Committee.

(3)
Proposed member of Conflicts Committee

As of July 14, 2020, the directors and officers of the Corporation owned, directly or indirectly, or exercised control or direction over 5,627,419 Common Shares, or 23.65% of the issued and outstanding Common Shares.
John Lovoi.   Mr. Lovoi has been chairman of our board of directors since July 2013. Mr. Lovoi has been the managing partner of JVL Advisors, LLC, a private oil and gas investment advisor, since November 2002. He is a Director of Helix Energy Solutions Group, an operator of offshore oil and gas properties and production facilities, the Chairman of Dril-Quip, Inc., a provider of subsea, surface and offshore rig equipment, and a Director of Roan Resources, Inc., an Anadarko Basin-focused exploration and production company. We believe that Mr. Lovoi is qualified to serve as a member of our board of directors as a result of his background in investment banking, equity research, and asset management, with an emphasis on the global oil and gas practice.
Michael Raleigh.   Mr. Raleigh has served as chief executive officer and a director for Epsilon Energy Ltd. since July 2013. Before becoming chief executive officer at Epsilon Energy Ltd., he acted in various positions in the global oil and gas business for 35 years, primarily holding positions in the areas of reservoir development strategy, property valuations, completions and production. He has also been managing investments with Domain Energy Advisors since January 2005. Mr. Raleigh has been a member of the board of directors of Roan Resources, Inc., an Anadarko Basin-focused exploration and production company, since September 2018. He has also been managing investments with Domain Energy Advisors since January 2005. We believe that Mr. Raleigh is qualified to serve as a member of our board of directors as a result of his background in engineering, including reserve, acquisitions and valuation engineering, and his experience in the development and appraisal of oil and gas fields. Mr. Raleigh received a Bachelor of Science degree in Chemical Engineering from Queens University in Canada and received his Master of Business Administration degree from the University of Colorado.

Matthew Dougherty.   Mr. Dougherty has been a director since July 2013 and serves as the chair of the Compensation, Nominating and Governing Committee. He has been the Managing Director of Advisory Research, Inc., an investment management firm since June 2003, where he oversees the firm’s investments in oil and natural gas producers. He has served as the Portfolio Manager of the Advisory Research Energy Fund, LP since 2005. We believe that Mr. Dougherty is qualified to serve as a member of our board of directors because of his background in oil and gas and finance industries.
Ryan Roebuck.   Mr. Roebuck has been a director since July 2011. He has also been serving as the chair of our Audit Committee, a member of our Compensation, Nominating and Governance Committee since July 2011, and a member of our Conflicts Committee since February 2017. Mr. Roebuck is currently the Principal of RG ONE LTD. an investment holding company located in Toronto, Canada. Prior to this position, Mr. Roebuck was an investment manager for a leading Canadian Venture Capital Firm where he was a founding investor and director of the Cronos Group. Mr. Roebuck began his career as a top-rated equity research analyst focused on North American special situations. We believe that Mr. Roebuck is qualified to serve as a member of our board of directors as a result of his background in the investment banking industry and as an investment manager.
Jacob Roorda.   Mr. Roorda has been a director since March 2016. He has also been a member of our Audit Committee since March 2016, and the chair of our Conflicts Committee since February 2017. Mr. Roorda is the managing director and chief executive officer of Windward Capital Limited, a private investment company, serving from October 2011 to January 2015, and again since July 2017. He was the Executive Vice President of Todd Energy International Ltd. from November 2016 to July 2017, and the Chief Executive Officer of Todd Energy Canada Ltd. from January 2015 to November 2016. Mr. Roorda currently serves on the Audit, Compensation, and Reserves Committee of Petroshale Inc. During the last five years, he also served on the boards of Wolf Minerals Limited and Northcliff Resources Ltd. None of these positions are, or have ever been, with companies affiliated with the Corporation. Mr. Roorda has also served on the board of Todd Energy Canada Ltd. He has been certified as a Professional Engineer by the Association of Professional Engineers and Geoscientists of Alberta since 1981. We believe that Mr. Roorda is qualified to serve as a member of our board of directors as a result of his experience in the oil and gas industry, including his oil and gas business development and engineering experience, and his financial industry experience.
Tracy Stephens.   Mr. Stephens has been a director since May 2017. He has also been a member of our Compensation, Nominating and Corporate Governance Committee, and Conflicts Committee since February 2018. He is the founder of Westminster Advisors, a CEO advisory services company, and served as its Chief Executive Officer from January 2017. He was previously employed by Resources Global Professionals, a large business consulting company, from July 2001 to December 2016, and was the Chief Operating Officer the last three years. We believe that Mr. Stephens is qualified to serve as a member of our board of directors as a result of his extensive experience with public companies.
Stephen Finlayson.   Mr. Finlayson has been a director since May 2019. Mr. Finlayson is the founder and, since 2003, Executive Chairman of Applied Manufacturing Technologies, an independent international consulting and project services company supporting operating companies in the downstream refining and chemicals industries. We believe that Mr. Finlayson is qualified to serve as a member of our board of directors as a result of his extensive experience in the oil and gas industry, including advanced control solutions in oil and gas production.
There is no family relationship, as defined by Item 401 of Regulation S-K (§ 229.401), between any director, executive officer, or person nominated or chosen by us to become a director or executive officer.
Criminal Proceedings
During the past ten years, none of Epsilon’s executive officers, current directors, or nominees have (i) been convicted in a criminal proceeding (excluding traffic violations and similar misdemeanors) or (ii) been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining such person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

Bankruptcy
During the past ten years (i) no petition has been filed under federal bankruptcy laws or any state insolvency laws by or against any of our current directors or executive officers, (ii) no receiver, fiscal agent or similar officer was appointed by a court for the business or property of any of our current directors or executive officers and (iii) none of our current directors or executive officers were an executive officer of any business entity or a general partner of any partnership at or within two years before the filing of a petition under the federal bankruptcy laws or any state insolvency laws by or against such entity.
As disclosed at www.sec.gov, Mr. Roorda was a director of Argosy Energy Inc. (“Argosy”), a TSX listed company which entered receivership pursuant to an order of the Court of Queen’s Bench of Alberta on May 30, 2013 at the request of its lenders. Concurrently with the receivership, Mr. Roorda resigned as a director of Argosy which was later also subject to a cease trade order for failing to file its required periodic financial statements.
With the exception of Mr. Roebuck and Mr. Roorda, who hold Canadian citizenship, all of the directors listed above are U.S. citizens.
Cease Trade Orders
Other than as set forth herein, no proposed director, within 10 years before the date of this Proxy Statement, has been a director, chief executive officer or chief financial officer of any company that:
(a)   was subject to: (i) a cease trade order; (ii) an order similar to a cease trade order; or (iii) an order that denied the relevant company access to any exemption under securities legislation, that was in effect for a period of more than 30 consecutive days (collectively, an “Order”) that was issued while the proposed director was acting in the capacity as director, chief executive officer or chief financial officer; or
(b)   was subject to an Order that was issued after the proposed director ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer.
Penalties or Sanctions
To the knowledge of the Corporation, no director or executive officer of the Corporation, or a shareholder holding a sufficient number of securities of the Corporation to materially affect control of the Corporation (or any personal holding corporation of such persons), has been subject to:
(i)
any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or

(ii)
any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable investor in making an investment decision.

Corporate Governance Policies and Practices
Our corporate governance practices and policies are administered by the board of directors and by committees of the board appointed to oversee specific aspects of our management and operations, pursuant to written charters and policies adopted by the board and such committees.
The Board of Directors
The Board is committed to a high standard of corporate governance practices. The Board believes that this commitment is not only in the best interests of the shareholders but that it also promotes effective decision-making at the Board level. The Board is of the view that its approach to corporate governance is appropriate and complies with the objectives and guidelines relating to corporate governance set out in National Instrument 58-201 adopted by the Canadian securities administrators, or NI 58-201, as well as the governance requirements of the NASDAQ Capital Market. In addition, the Board monitors and considers for implementation the corporate governance standards that are proposed by various Canadian regulatory authorities or that are published by various non-regulatory organizations in Canada. The Board has also established a Compensation, Nominating and Corporate Governance Committee and has adopted Compensation, Nominating and Corporate Governance Charters to ensure the objectives of NI 58-201 and the NASDAQ Capital Market are met.
The Board is currently composed of seven directors who provide us with a wide diversity of business experience. Our Board has determined that Messrs. Jacob Roorda, Tracy Stephens, Matthew Dougherty, Stephen Finlayson and Ryan Roebuck are independent in accordance with the listing requirements of the NASDAQ Capital Market, representing over 50% of the Board. More than 50% of the Board is independent in accordance with the listing requirements of the NASDAQ Capital Market. Each of the independent directors has no direct or indirect material relationship with us, including any business or other relationship, that could reasonably be expected to interfere with the director’s ability to act with a view to our best interests or that could reasonably be expected to interfere with the exercise of the director’s independent judgment.
Mr. Lovoi is the Managing Partner of JVL Advisors, LLC, and Mr. Raleigh is our Chief Executive Officer, and therefore are not independent directors.
The Board held 7 meetings during 2019, including 3 meetings of the full Board and 4 meetings of the Audit Committee. All Board meetings were conducted with open and candid discussions. As such, the independent directors did not hold any separate meetings, other than Audit and Compensation, Nominating and Corporate Governance Committee meetings that excluded directors who were not independent. The chairman of the Board is not an independent director. The independent members of the Board have the ability to meet on their own and are authorized to retain independent financial, legal and other experts as required whenever, in their opinion, matters come before the Board that require an independent analysis by the independent members of the Board. The Board intends to hold at least four regular meetings each year, as well as additional meetings as required. The Board has not established any required attendance levels for the Board and committee meetings. In setting the regular meeting schedule, care is taken to ensure that meeting dates are set to accommodate directors’ schedules so as to encourage full attendance. Mr. Montgomery resigned as a director effective May 20, 2019, and the Board appointed Mr. Stephen Finlayson to the vacancy created by Mr. Montgomery’s resignation effective on the same date. All of our seven directors attended the 2019 Annual General Meeting. The table below provides details regarding the attendance of our directors:
Director	Total of Board Meetings and Committee Meetings Attended	Percentage of Meetings Attended
John Lovoi	3/3	100%
Michael Raleigh	3/3	100%
Matthew Dougherty	3/3	100%
Ryan Roebuck	7/7	100%
Jacob Roorda	7/7	100%
Tracy Stephens	7/7	100%
Stephen Finlayson	5/5	100%
Adrian Montgomery	2/2	100%
The Board has stewardship responsibilities, including responsibilities with respect to oversight of our investments, management of the Board, monitoring of our financial performance, financial reporting, financial risk management and oversight of policies and procedures, communications and reporting and compliance. In carrying out its mandate, the Board meets regularly and a broad range of matters are discussed and reviewed for approval. These matters include overall plans and strategies, budgets, internal controls and management information systems, risk management as well as interim and annual financial and operating results. The Board is also responsible for the approval of all major transactions, including property acquisitions, property divestitures, equity issuances and debt transactions, if any. The Board strives to ensure that our corporate actions correspond closely with the objectives of its shareholders. The Board will meet at least once annually to review in depth our strategic plan and review our available resources required to carry out our growth strategy and to achieve its objectives.
Mandate of the Board.
The Board does not have a written mandate. The Board has stewardship responsibilities, including responsibilities with respect to oversight of the Corporation’s investments, management of the Board, monitoring of the Corporation’s financial performance, financial reporting, financial risk management and oversight of policies and procedures, communications and reporting and compliance. In carrying out its mandate, the Board meets regularly and a broad range of matters are discussed and reviewed for approval. These matters include overall plans and strategies, budgets, internal controls and management information systems, risk management as well as interim and annual financial and operating results. The Board is also responsible for the approval of all major transactions, including property acquisitions, property divestitures, equity issuances and debt transactions, if any. The Board strives to ensure that actions taken by the Corporation correspond closely with the objectives of its shareholders. The Board will meet at least once annually to review in depth the Corporation’s strategic plan and review the Corporation’s available resources required to carry out the Corporation’s growth strategy and to achieve its objectives.
Position Descriptions.
The Board has outlined the responsibilities in respect to our Chief Executive Officer, or CEO. The Board and CEO do not have a written position description for the CEO; however, the CEO’s principal duties and responsibilities are planning our strategic direction, providing leadership, acting as our spokesperson, reporting to shareholders, and overseeing our executive management in particular with respect to operations and finance.
The charter for each of the Board committees outlines the duties and responsibilities of the members of each of the committees, including the chair of such committees. See “Board Committees” below.
Orientation and Continuing Education.
We have not adopted a formalized process of orientation for new Board members. However, all directors have been provided with a base line of knowledge about us that serves as a basis for informed decision making. This includes a combination of written material, in person meetings with our senior management, site visits and other briefings and training, as appropriate.
Directors are kept informed as to matters affecting, or that may affect, our operations through reports and presentations at the quarterly Board meetings. Special presentations on specific business operations are also provided to the Board.
Code of Ethics and Whistleblower Policy
Our Code of Ethics and Whistleblower Policy are available on our website at http://www.epsilonenergyltd.com. Each director is expected to disclose all actual or potential conflicts of interest and refrain from voting on matters in which such director has a conflict of interest. In addition, a director must recuse himself from any discussion or decision on any matter of which the director is precluded from voting as a result of a conflict of interest. The Board has reviewed and approved a disclosure and insider trading policy for us, in order to promote consistent disclosure practices aimed at informative, timely and broadly disseminated disclosure of material information to the market in accordance with applicable securities legislation. The disclosure policy promotes, among other things, the disclosure and reporting of any serious weaknesses which may affect the financial stability and assets of us and our operating entities.
The listing standards of the NASDAQ Capital Market require the Audit Committee to establish formal procedures for (a) the receipt, retention, and treatment of complaints received by us and our subsidiaries regarding accounting, internal accounting controls, or auditing matters and (b) the confidential, anonymous submission by our consultants or employees of concerns regarding questionable accounting or auditing matters. We are committed to achieving compliance with all applicable securities laws and regulations, accounting standards, accounting controls and audit practices. In addition, we post on our website all disclosures that are required by law or the listing standards of the NASDAQ Capital Market concerning any amendments to, or waivers from, any provision of the code, and is updated as necessary.
Assessments
The Board does not conduct regular assessments of the Board, its committees or individual directors, however, the Board does periodically review and satisfy itself at meetings that the Board, its committees and its individual directors are performing effectively.
Nomination of Directors
The mandate of the Compensation, Nominating and Corporate Governance Committee includes consideration of issues related to the selection, nomination, and education of the directors. The Compensation, Nominating and Corporate Governance Committee consists of Matthew Dougherty (chairman), Tracy Stephens, and Ryan Roebuck, all of whom are independent directors as defined in the listing standards of NASDAQ.
Director Terms Limits
The Board has not adopted term limits for directors because of the relatively small size of the Board. The Board is mindful of the ratio of the independent and management Board members and this will be a factor in future Board appointments. The Board has been focused on working closely as a team to develop the skills necessary for the business of the Corporation. The need for a retirement policy is not an immediate concern for the Board. The full Board reviews the need for director term limits intermittently and will institute one should the need arise.
The Board is open to possible new Board members who can add value to the Board, bring new or a greater depth of particular skill sets necessary to successfully oversee the business of the Corporation and who can successfully operate within a team environment.
Policies Regarding the Representation of Women on the Board
The Corporation does not have a formal policy regarding identification and nomination of women to the Board. The Compensation, Nominating and Corporate Governance Committee generally identifies, evaluates and recommends candidates for nomination as directors with the goal of creating a Board that, as a whole, consists of individuals with various and relevant career experience, industry knowledge and experience, and financial and other specialized expertise.
When searching for nominees for directors, the Compensation, Nominating and Corporate Governance Committee has and does consider gender diversity. The Board takes gender into consideration as part of its overall recruitment and selection considerations. Accordingly, when searching for new directors, the Compensation, Nominating and Corporate Governance Committee will consider the level of female representation.
Consideration of the Representation of Women in the Director Identification and Selection Process
The Compensation, Nominating and Corporate Governance Committee takes gender into consideration as part of its overall recruitment and selection process in respect of potential candidates for the Board. Accordingly, when searching for new directors, the Compensation, Nominating and Corporate Governance Committee will consider the level of female representation on the Board. This will be achieved by monitoring the level of female representation on the Board and, where appropriate, recruiting qualified female candidates as part of the Corporation’s overall recruitment and selection process to fill Board positions, as the need arises, through vacancies, growth or otherwise.
Consideration of the Representation of Women in the Executive Officer Appointments
The Corporation is also sensitive to the representation of women when considering executive officer appointments. As of the date of this Proxy Statement, there are no women occupying executive officer positions with the Corporation. However, the Corporation is committed to ongoing review with respect to the gender diversity of its executive officers.
Targets Regarding the Representation of Women on the Board and in Executive Officer Positions
The Corporation has not adopted a formal target regarding women in executive officer positions. However, as noted above, the Corporation is committed to promoting diversity and will, in the future, seek to identify talented women to fulfill Board and executive positions.
Number of Women on the Board and in Executive Officer Positions
The Corporation does not currently have any women on its Board or in executive officer positions.
Board Committees
The Board has three committees. The committees are the Audit Committee, the Compensation, Nominating and Corporate Governance Committee, and the Conflicts Committee. Each committee has been constituted with independent directors.
Audit Committee.   The Audit Committee consists of Ryan Roebuck (Chairman), Jacob Roorda, and Stephen Finlayson. Adrian Montgomery served on the Audit Committee throughout the fiscal year ended December 31, 2018. Mr. Montgomery resigned as a director and as a member of the Audit Committee effective May 20, 2019, and Mr. Finlayson was appointed in his stead, effective on the same date. All members of the Audit Committee are independent and financially literate under the applicable rules and regulations of the SEC and the NASDAQ Capital Market.
A summary of each of the Audit Committee member’s background is as follows:
•
Mr. Roebuck is currently the Principal of RG ONE LTD. an investment holding company located in Toronto, Canada. Prior to this position, Mr. Roebuck was an investment manager for a leading Canadian Venture Capital Firm where he was a founding investor and director of the Cronos Group. Mr. Roebuck began his career as a top-rated equity research analyst focused on North American special situations.

•
Mr. Roorda is the managing director and chief executive officer of Windward Capital Limited, a private investment company, serving from October 2011 to January 2015, and again since July 2017. He was the Executive Vice President of Todd Energy International Ltd. from November 2016 to July 2017, and the Chief Executive Officer of Todd Energy Canada Ltd. from January 2015 to November 2016. Mr. Roorda currently serves on the Audit, Compensation, and Reserves Committee of Petroshale Inc. During the last five years, he also served on the boards of Wolf Minerals Limited and Northcliff Resources Ltd. None of these positions are, or have ever been, with companies affiliated with the Corporation. Mr. Roorda has also served on the board of Todd Energy Canada Ltd. He has been certified as a Professional Engineer by the Association of Professional Engineers and Geoscientists of Alberta since 1981.

•
Mr. Finlayson is the founder and, since 2003, Executive Chairman of Applied Manufacturing Technologies, an international consulting and project services company which supports operating companies in the downstream refining and chemical industries. Mr. Finlayson was the leader of the Information Management Division, and later the business unit leader for the Enterprise Solution Division of Aspen Technology Inc.

•
Mr. Montgomery has served as the president of Aquilini Entertainment since September 2017. Mr. Montgomery was the CEO of QM Environmental, one of Canada’s largest environmental services companies, from February 2015 to September 2017. He was the President and Chief Information Officer of Tuckamore Capital Management Inc., a Toronto Stock Exchange — listed company that invests in private businesses from February 2012 to March 2016. He is also a member of the Young Presidents’ Organization and a member of the New York bar.

The Audit Committee met four times during the fiscal year ended December 31, 2019. The Audit Committee meets at least on a quarterly basis to review and approve our consolidated financial statements before the financial statements are publicly filed.

The Audit Committee reviews our interim unaudited condensed consolidated financial statements and annual audited consolidated financial statements and certain corporate disclosure documents including the Annual Information Form, Management’s Discussion and Analysis, and annual and interim earnings press releases before they are approved by the Board. The Audit Committee reviews and makes a recommendation to the Board in respect of the appointment and compensation of the external auditors and it monitors accounting, financial reporting, control and audit functions. The Audit Committee meets to discuss and review the audit plans of external auditors and is directly responsible for overseeing the work of the external auditors with respect to preparing or issuing the auditors’ report or the performance of other audit, review or attest services, including the resolution of disagreements between management and the external auditors regarding financial reporting. The Audit Committee questions the external auditors independently of management and reviews a written statement of its independence. The Audit Committee must be satisfied that adequate procedures are in place for the review of our public disclosure of financial information extracted or derived from its consolidated financial statements and it periodically assesses the adequacy of those procedures. The Audit Committee must approve or pre-approve, as applicable, any non-audit services to be provided to us by the external auditors. In addition, it reviews and reports to the Board on our risk management policies and procedures and reviews the internal control procedures to determine their effectiveness and to ensure compliance with our policies and avoidance of conflicts of interest. The Audit Committee has established procedures for dealing with complaints or confidential submissions which come to its attention with respect to accounting, internal accounting controls or auditing matters. To date, neither the Board nor the Audit Committee has formally assessed any individual director with respect to their effectiveness and contribution to us in their capacity as a director. Instead, members of the Board have relied on informal conversations among themselves to adequately cover such matters.
The Audit Committee operates under a written charter that satisfies the applicable standards of the SEC and The NASDAQ Capital Market. The Audit Committee reviews and reassesses the adequacy of its charter on an annual basis. Committee members are not employees of the Corporation or accountants or auditors by profession. A copy of the Audit Committee Charter can be found on our website at www.epsilonenergyltd.com.
Compensation, Nominating and Corporate Governance Committee.   The Compensation, Nominating and Corporate Governance Committee comprises of Matthew Dougherty (chairman), Tracy Stephens and Ryan Roebuck, all of whom are independent directors. Before July 2013, we had separate compensation committee and nominating and corporate governance committees. Both committees’ mandates were approved by the Board on December 10, 2009. In July 2013, the Board consolidated the functions of the two committees for efficiency purposes. We continue to find this consolidation beneficial.
The Compensation, Nominating and Corporate Governance Committee’s mandate is to:
1.
Assist and advise the Board regarding its responsibility for oversight of our compensation policy; provided that all determinations on officer compensation will be subject to review and approval by the Board;

2.
Study and evaluate appropriate compensation mechanisms and criteria;

3.
Develop and establish appropriate compensation policies and practices for the Board and our senior management, including our security-based compensation arrangements;

4.
Evaluate senior management;

5.
Serve in an advisory capacity on organizational and personnel matters to the Board;

6.
Assist the Board by identifying individuals qualified to serve on the Board and its committees;

7.
Recommend to the Board the director nominees for the next annual meeting;

8.
Recommend to the Board members and chairpersons for each committee;

9.
Develop and recommend to the Board and review from time to time, a set of corporate governance principles and monitor compliance with such principles; and

10.
Serve in an advisory capacity on matters of governance structure and the conduct of the Board.

These responsibilities include reporting and making recommendations to the Board for their consideration and approval. The Compensation, Nominating and Corporate Governance Committee does not have a policy regarding consideration of director candidates recommended by security holders. The Compensation, Nominating and Corporate Governance Committee considers a wide range of factors, including those listed in the paragraph below, in its searches when making nomination recommendations to the Board. Corporate governance also relates to the activities of the Board, the members of which are elected by and are accountable to the shareholders and takes into account the role of the individual members of management who are appointed by the Board and who are charged with the day-to-day management of us. The Board is committed to sound corporate governance practices, which are both in the interest of its shareholders and contribute to effective and efficient decision making.
Board Diversity.   Our Compensation, Nominating and Corporate Governance Committee is responsible for reviewing with the board of directors, on an annual basis, the appropriate characteristics, skills and experience required for the board of directors as a whole and its individual members. In evaluating the suitability of individual candidates (both new candidates and current members), the nominating and corporate governance committee, in recommending candidates for election, and the board of directors, in approving (and, in the case of vacancies, appointing) such candidates, will take into account many factors, including the following:
•
personal and professional integrity, ethics and values;

•
experience in corporate management, such as serving as an officer or former officer of a publicly held company;

•
experience as a board member or executive officer of another publicly held company;

•
strong finance experience;

•
diversity of expertise and experience in substantive matters pertaining to our business relative to other board members;

•
diversity of background and perspective, including, but not limited to, with respect to age, gender, race, place of residence and specialized experience;

•
experience relevant to our business industry and with relevant social policy concerns; and

•
relevant academic expertise or other proficiency in an area of our business operations.

When searching for nominees for directors, the Compensation, Nominating and Corporate Governance Committee considers gender diversity. The Board takes gender into consideration as part of its overall recruitment and selection considerations. Accordingly, when searching for new directors, the Compensation, Nominating and Corporate Governance Committee will consider the level of female representation. This will be achieved by monitoring the level of female representation on the Board and, where appropriate, recruiting qualified female candidates as part of the Corporation’s overall recruitment and selection process to fill Board positions, as the need arises, through vacancies, growth or otherwise.
Currently, our Board evaluates each individual in the context of the board of directors as a whole, with the objective of assembling a group that can best maximize the success of the business and represent shareholder interests through the exercise of sound judgment using its diversity of experience in these various areas.
The Compensation, Nominating and Corporate Governance Committee operates under a written charter that satisfies the applicable standards of the SEC and The NASDAQ Capital Market. The Compensation, Nominating and Corporate Governance Committee reviews and reassesses the adequacy of its charter annually. A copy of such charter can be found on our website at www.epsilonenergyltd.com. The Compensation, Nominating and Corporate Governance Committee does not conduct separate meetings, but instead meets and confers in conjunction with other meetings of the Board.
Conflicts Committee.   The Conflicts Committee comprises Jacob Roorda (Committee Chairman), Tracy Stephens and Ryan Roebuck, all of whom are independent directors under NASDAQ listing rules.

The Conflicts Committee has the power to advise the Board with respect to any matters or issues of concern to the Conflicts Committee in connection with any corporate opportunity and the interests of a related or conflicted party that the Conflicts Committee considers necessary or advisable.
Communications to the Board
Shareholders may communicate directly with our Board of Directors or any director by writing to the board or a director in care of the corporate secretary at Epsilon Energy Ltd., 16945 Northchase Drive, Suite 1610, Houston, Texas 77060, or by faxing their written communication to AeRayna Flores at (281) 668-0985. Shareholders may also communicate to the Board of Directors or any director by calling Ms. Flores at (281) 670-0002. Ms. Flores will review any communication before forwarding it to the board or director, as the case may be.
Incentive Awards
Pending approval of the Epsilon Energy Ltd. 2020 Equity Incentive Plan (“2020 Plan”) at the Annual General and Special Meeting of the Corporation scheduled for September 1, 2020, the Compensation Committee approved the terms, target formulas and peer group applicable to the performance incentive awards previously awarded to Mr. Raleigh (the “CEO Incentive Award”) and included in the aggregate number of incentive awards made to executive officers as previously disclosed.
•
An award of 20,833 unrestricted common shares;

•
An award of 41,667 Performance Stock Units (“Target PSUs”) to vest 50% each on 12/31/2020 and 12/31/2021 or such later dates as is necessary for all performance metrics to be available, pending achievement of the performance target described below, in each case calculated based on the fiscal year ending prior to the vesting date of the applicable annual performance period; and

•
An award of 62,500 Target PSUs to vest 1/3 each on 12/31/2020, 12/31/2021 and 12/31/2022, or such later dates as is necessary for all performance metrics to be available, pending achievement of the performance target described below, in each case calculated based on the fiscal year ending prior to the vesting date of the applicable annual performance period.

Each performance based award (other than the unrestricted common shares) entitles Mr. Raleigh to receive between 0-200% of the Target PSUs, pending achievement of the target levels described below.
The PSUs will vest in 1/3 increments over a three-year period, respectively, pending attainment of two performance targets calculated as follows:
•
The targets for the PSUs are based on (i) the relative total stockholder return (“TSR”) percentile ranking and (ii) the relative cash flow per debt adjusted share — growth (“CFDAS Growth”) percentile ranking of the Corporation, each as compared to the Corporation’s Performance Peer Group (as defined below) during the applicable one-year performance period ending on 12/31 prior to the vesting date of a particular tranche.

•
The vesting of each PSU Award will be based 50% on TSR performance and 50% based on CFDAS Growth performance.

•
Assuming the recipient of the award is employed with the Corporation at the time of vesting, the number of PSUs (the “Earned PSUs”) is determined in accordance with the table below.

Cash Flow per Debt Adjusted Share (“CFDAS”) is defined as EBITDA (earnings before interest, taxes, depreciation and amortization) divided by the sum of the 1) the total debt plus the value of preferred stock minus cash and the amount of dividends paid for the year divided by the share price at the end of the year; and 2) the actual share count at year end.
Level	Relative TSR/CFDAS Growth Performance (Percentile Rank vs. Peers)	Earned PSUs (% of Target)*
Below Threshold	Below 25th Percentile	0%
Threshold	25th Percentile	25 – 90%
Target	50th Percentile	100 – 125%
Stretch	≥ 90th Percentile	125 – 200%

*
The percentage of PSUs that become Earned PSUs for performance between the threshold, target, and stretch achievement levels shall be calculated using linear interpolation.

The Corporation’s performance peer group (“Performance Peer Group”) for will consist of the following companies, as adjusted annually by the Compensation Committee:
Dorchester Minerals, L.P. (DMLP)
Evolution Petroleum Corporation (EPM)
Earthstone Energy, Inc. (ESTE)
Goodrich Petroleum Corporation (GDP)
Contango Oil & Gas Company (MCF)
Montage Resources Corporation (MR)
Northern Oil and Gas, Inc. (NOG)
Panhandle Oil and Gas Inc. (PHX)
PrimeEnergy Resources Corporation (PNRG)
SilverBow Resources, Inc. (SBOW)
Determination of Relative TSR Rank
To determine the Corporation’s applicable percentile ranking for each applicable performance period, TSR will be calculated for the Corporation and each entity in the Performance Peer Group as of the end of each applicable performance period. The entities in the Performance Peer Group will be arranged by their respective TSR (highest to lowest). The Corporation’s percentile rank will be its relative position within the appropriate quartile range. Notwithstanding the foregoing, in the event the Corporation’s TSR for each applicable performance period is negative, the percentage of Target PSUs that become Earned PSUs shall not exceed 100%, regardless of Corporation’s actual percentile ranking for such performance period.
Determination of Relative CFDAS Growth Rank
To determine the Corporation’s applicable percentile ranking for each applicable performance period, CFDAS Growth will be calculated for the Corporation and each entity in the Performance Peer Group as of the end of each applicable performance period. CFDAS Growth will be calculated and then divided by the number of shares at the end of the performance period to obtain the appropriate growth ranking for comparison. The entities in the Performance Peer Group will be arranged by their respective CFDAS Growth (highest to lowest). The Corporation’s percentile rank will be its relative position within the appropriate quartile range. Notwithstanding the foregoing, in the event the Corporation’s CFDAS Growth for any applicable performance period is negative, the percentage of Target PSUs that become Earned PSUs shall not exceed 100%, regardless of Corporation’s actual percentile ranking for such performance period.
Prohibitions on Hedging, Insider Trading and Pledging Corporation Securities
Our Insider Trading Policy provides that our officers, directors, employees, and consultants who are aware of material nonpublic information may not, directly or indirectly, buy or sell securities of the Corporation other than pursuant to a trading plan that complies with Rule 10b5-1 promulgated by the Securities and Exchange Commission (“SEC”). The Corporation has designated Lane Bond, its Chief Financial Officer, as its Insider Trading Compliance Officer (the “Compliance Officer”), whose responsibilities include monitoring and enforcing this policy, along with designating and announcing special trading blackout periods during which some or all “Section 16 Insiders” and other employees are prohibited from trading in the Corporation’s securities. Additionally, the officers, directors, employees and consultants subject to the Insider Trading Policy may not, among other things, transact in puts, calls or other derivative securities involving the Corporation’s common shares, on an exchange or in any other organized market, engage in hedging or monetization transactions, engage in short sales of the Corporation’s securities, and directors, officers, and other employees are prohibited from holding the Corporation’s securities in a margin account or pledging the Corporation’s securities as collateral for a loan.

Security Ownership of Certain Beneficial Owners and Management
The table set forth below is information with respect to beneficial ownership of common shares as of July 14, 2020, by our named executive officers, by each of our directors, by all our current executive officers and directors as a group, and by each person known to us who beneficially own 5% or more of the outstanding common shares. To our knowledge, each person named in the table has sole voting and investment power with respect to the common shares identified as beneficially owned.
Unless otherwise indicated, the address of each of the individuals named below is c/o Epsilon Energy Ltd., 16945 Northchase Drive, Suite 1610, Houston, Texas 77060.
Name of Beneficial Owner	Number of Common Shares	Percentage of Common Shares Owned
5% Stockholders
Advisory Research, Inc.(1)	3,168,133	13.3%
JVL Advisors, LLC(2)	1,842,644	7.7%
azValor Asset Management SGIIC SA(3)	3,643,257	15.3%
Solas Capital Management, LLC(4)	3,921,938	16.5%
Named Executive Officers and Directors
Matthew Dougherty(5)	3,265,783	13.7%
Jacob Roorda(6)	88,400	*
Bruce Lane Bond(7)	135,167	*
John Lovoi(8)	1,860,644	7.8%
Ryan Roebuck(9)	75,025	*
Tracy Stephens(10)	12,400	*
Henry Clanton(11)	35,833	*
Michael Raleigh(12)	154,167	*
Stephen Finlayson(13)	0	*
All executive officers and directors as a group (9 persons)(14)	5,627,419	23.65%

*
Indicates beneficial ownership of less than 1% of outstanding shares.

(1)
The address of Advisory Research, Inc., or ARI, is 180 North Stetson Avenue, Chicago, Illinois 60601. Advisory Research, Inc. (“ARI”) is the general partner of Advisory Research Energy Fund, L.P., the direct beneficial holder of the common shares, as reported on a Schedule 13G filed with the SEC on February 18, 2020.

(2)
The address of JVL Advisors, LLC, or JVL, is 10000 Memorial Drive, Houston, Texas 77024. John Lovoi, the chairman of our board of directors, and the managing partner of JVL, exercises the voting and dispositive power with respect to the common shares held by JVL. With the exception of the 8,000 common shares held directly, Mr. Lovoi disclaims beneficial ownership of all other common shares reported herein and the inclusion of these common shares herein shall not be deemed an admission of beneficial ownership of all of the reported common shares for purposes of Section 16 or for any other purpose.

(3)
The address of azValor Asset Management SGIIC SA, or azValor, is Paseo de la Castellana 10, 3rd, Madrid, 28046, Spain. Alvaro Guzmàn de Làzaro, Chief Investment Officer at azValor, exercises the voting and dispositive power with respect to the common shares held by azValor.

(4)
The address of Solas Capital Management, LLC is 405 Park Avenue, New York, NY 10022. Pursuant to a Schedule 13G filed with the SEC on February 14, 2020, Solas Capital Management, LLC (“Solas”) and Frederick Tucker Golden share voting and dispositive power with respect to these shares. These are held in multiple accounts. Solas may be deemed to be a beneficial owner of such securities by virtue of its role as the investment manager of such accounts. Frederick Tucker Golden may be deemed to be a beneficial owner of such securities by virtue of his role as the portfolio manager of Solas. All of the securities reported are owned by advisory clients of Solas, none of which is a beneficial owner of more than 5% as of March 31, 2020.
(5)
Includes 97,650 shares held by Mr. Dougherty individually and the 3,168,133 common shares held by ARI. With the exception of the 97,650 common shares held directly by him, Mr. Dougherty disclaims beneficial ownership of all other common shares reported herein, and the inclusion of these common shares herein shall not be deemed an admission of beneficial ownership of all the reported common shares for purposes of Section 16 or for any other purpose. Mr. Dougherty is a member of our board of directors.

(6)
Mr. Roorda is a member of our board of directors. Includes 25,000 shares held by Mr. Roorda’s spouse, and 12.500 shares issuable upon the exercise (at an exercise price of $5.02) of options exercisable within 60 days of March 18, 2020.

(7)
Includes 50,000 shares issuable upon the exercise (at an exercise price of $5.02-$5.50) of options exercisable within 60 days of March 18, 2020. Mr. Bond is our chief financial officer.

(8)
Includes the shares held by JVL. Includes 10,000 shares issuable upon the exercise (at an exercise price of $5.50) of options held by Mr. Lovoi and exercisable within 60 days of [•], 2020. Mr. Lovoi is the chairman of our board of directors.

(10)
Includes 10,000 shares issuable upon the exercise (at an exercise price of $5.50) of options exercisable within 60 days of [•], 2020. Mr. Roebuck is a member of our board of directors.

(11)
Mr. Stephens is a member of our board of directors.

(12)
Includes 30,000 shares issuable upon the exercise (at an exercise price of $5.02) of options exercisable within 60 days of [•], 2020. Mr. Clanton is our chief operating officer.

(13)
Includes 50,000 shares issuable upon the exercise (at an exercise price of $5.50) of options exercisable within 60 days of [•], 2020. Mr. Raleigh is our chief executive officer and a member of our board of directors.

(14)
Mr. Finlayson is a member of our board of directors.

(15)
Includes 162,500 shares issuable upon the exercise (at exercise price of $5.02-$5.50) of options exercisable within 60 days of [•], 2020.

Changes in Control.   The Corporation does not know of any arrangement, the operation of which may at a subsequent date result in a change of control of the Corporation.

PERFORMANCE GRAPH
The Common Shares are currently trading on the NASDAQ Capital Market and were voluntarily delisted from the Toronto Stock Exchange (“TSX”) on March 15, 2019.
The following graph compares cumulative shareholder return commencing on December 31, 2013 and ending on December 31, 2019 (assuming a $100 investment was made on December 31, 2013) with the cumulative total return of S&P/TSX Composite Index and TSX Capped Energy Index.

$140
$120
$100
$80
$60
$40
$20
$0
12/31/2013
12/31/2014
12/31/2015
12/31/2016
12/31/2017
12/31/2018
12/31/2019
Epsilon Energy Ltd
TSX Capped Energy
S&P/TSX Composite

EXECUTIVE COMPENSATION
The Compensation, Nominating and Corporate Governance Committee of the Board considers compensation matters as and when required. The Compensation Committee reviews and submits recommendations to the Board with respect to the Corporation’s executive compensation policies and the compensation paid to the Corporation’s executive officers. The Compensation Committee also reviews the design and competitiveness of the Corporation’s compensation and benefit programs generally and has the authority to recommend to the Board for its approval amendments to, and grants pursuant to, such programs.
Compensation Philosophy
The Corporation offers market-based pay for performance to ensure that the Corporation has the ability to attract and retain high quality personnel. Consistent with the emphasis on attracting top quality personnel, the Corporation offers competitive salaries in order to attract the best employees available. The Corporation’s executive compensation policy is designed to provide for the enhancement of shareholder value, the successful implementation of the Corporation’s business plans and a link between executive compensation and the financial performance of the Corporation.
The objectives of the Corporation’s executive compensation policy are to:
(a)
attract, retain and motivate executives critical to the success of the Corporation;

(b)
provide fair, competitive and cost-effective compensation programs to its executives;

(c)
link the interests of management with those of the Shareholders; and

(d)
provide rewards for outstanding corporate and individual performance.

The Compensation Committee will review on an annual basis the cash compensation, performance and overall compensation package for each executive officer. It will then submit to the Board its recommendations with respect to the basic salary, bonus and participation in long-term incentive plans for each executive officer.
Basic Salary
In determining the basic salary of an executive officer, the Compensation Committee places equal weight on the following factors:
(a)
the particular responsibilities related to the position;

(b)
salaries paid by comparable businesses;

(c)
the experience level of the executive officer; and

(d)
his or her overall performance.

Bonus Payments
Executive officers are eligible for annual cash bonuses or performance stock unit awards, after taking into account and giving equal weight to, financial performance, attainment of certain corporate objectives and individual performance. In taking into account the financial performance aspect, it is recognized that executive officers cannot control certain factors, such as interest rates and commodity prices. When applying the financial performance criteria, the Compensation Committee considers factors over which the executive officers can exercise control, such as meeting budget targets established by the Board at the beginning of each year, controlling costs, taking successful advantage of business opportunities and enhancing the competitive and business prospects of the Corporation. There are no pre-established payout ranges.
General
The Board of Directors is satisfied that there were not any identified risks arising from the Corporation’s compensation plans or policies that would have had any negative or material impact on the Corporation. The Corporation does not have any policy in place to permit an executive officer or director to purchase financial instruments, including, for greater certainty, prepaid variable forward contracts, equity swaps, collars, or units of exchange funds, that are designed to hedge or offset a decrease in market value of equity securities granted as compensation or held, directly or indirectly, by the executive officer or director.
Summary Compensation Table
The following table sets out information concerning the compensation paid to our principal executive officer and our two most highly compensated executive officers other than our principal executive officer, or our named executive officers for the three years ended December 31, 2019, 2018, and 2017. Compensation amounts in the following table are in U.S. dollars unless stated otherwise. To meet Nasdaq listing standards, the shareholders of the Corporation on December 19, 2018 approved a consolidation of the issued and outstanding common shares on the basis of one (1) new common share for up to every existing two (2) common shares issued and outstanding immediately prior to the consolidation (the “Consolidation”). The common shares commenced trading on a post-Consolidation basis on the TSX on December 24, 2018. As noted above, the Common Shares are currently trading on the NASDAQ Capital Market and were voluntarily delisted from the TSX on March 15, 2019. The common shares began trading on the NASDAQ Capital Market on February 19, 2019. All share amounts and per share data are presented in these statements on a post-Consolidation basis.

				All Other Compensation (Bonuses and Awards)						Non-equity incentive plan compensation
Name and principal position	Year	Salary				Share-based Awards		Option-based Awards		Annual Incentive Plans		Long-term Incentive Plans		Pension Value		Total Compensation
Michael Raleigh, CEO(1)	2019 2018 2017	$ $ $	— — —	$ $ $	— — —	$ $ $	189,750 280,706 775,000	$ $ $	— — —	$ $ $	— — —	$ $ $	— — —	$ $ $	— — —	$ $ $	189,750 280,706 775,000
Henry Clanton, COO(2)	2019 2018 2017	$ $ $	250,000 250,000 240,385	$ $ $	75,000 75,000 —	$ $ $	57,750 78,598 —	$ $ $	— — 68,627	$ $ $	— — —	$ $ $	— — —	$ $ $	— — —	$ $ $	382,750 328,598 309,012
B. Lane Bond, CFO(3)	2019 2018 2017	$ $ $	200,000 200,000 200,000	$ $ $	62,000 70,000 70,000	$ $ $	41,250 56,141 —	$ $ $	— — 66,079	$ $ $	— — —	$ $ $	— — —	$ $ $	— — —	$ $ $	303,250 326,141 336,079

(1)
Until January 1, 2020, Mr. Raleigh worked without a salary from us; however, he was granted the following equity awards in 2019, 2018 and 2017:

2019 — Share award of 57,500 common shares under the Share Compensation Plan valued at $3.30 per share, market price on the grant date, December 31, 2019, which vest evenly over a three year period. Vested shares will be awarded on the anniversary date for each of the next three years, so long as Mr. Raleigh is still employed. Please see Items 7 and 8 of the Corporation’s Form 10-K for the fiscal year ended December 31, 2019 for a discussion on assumptions used in this calculation.
2018 — Share award of 62,500 common shares under the Share Compensation Plan valued at $4.49 per share, market price on the grant date, 12/31/2018, which vest evenly over a three year period. Vested shares will be awarded on the anniversary date for each of the next three years, so long as Mr. Raleigh is still employed. Please see Items 7 and 8 of the Corporation’s Form 10-K for the fiscal year ended December 31, 2018 for a discussion on assumptions used in this calculation. Shares were valued at Cdn$5.99 per share at December 31, 2018. On February 19, 2019 when Epsilon began trading on the NASDAQ, the share price was translated to US$4.49.
2017 — Share award of 125,000 common shares under the Share Compensation Plan valued at $6.20 per share, market price on the grant date, 10/23/2017, which vest evenly over a three year period. Vested shares will be awarded on the anniversary date for each of the next three years, so long as Mr. Raleigh is still employed.
(2)
Mr. Henry Clanton was hired as our chief operating officer in January 2017 with a base salary of US$250,000.

2019 — Share award of 17,500 common shares under the Share Compensation Plan valued at $3.30 per share, market price on the grant date, December 31, 2019, which vest evenly over a three year period. Vested shares will be awarded on the anniversary date for each of the next three years, so long as Mr. Clanton is still employed. Please see Items 7 and 8 of the Corporation’s Form 10-K for the fiscal year ended December 31, 2019 for a discussion on assumptions used in this calculation.
2018 — Share award of 17,500 common shares under the Share compensation Plan valued at $4.49 per share, market price on the grant date, 12/31/2018, which vest evenly over a three year period. Vested shares will be awarded on the anniversary date for each of the next three years, so long as Mr. Clanton is still employed. Please see Items 7 and 8 of the Corporation’s Form 10-K for the fiscal year ended December 31, 2018 for a discussion on assumptions used in this calculation. Shares were valued at Cdn$5.99 per share at December 31, 2018. On February 19, 2019 when Epsilon began trading on the NASDAQ, the share price was translated to US$4.49.
2017 — Options to purchase 30,000 common shares at a price of $6.70 per common share with a term of three years and fully vested as of 1/30/2020.
(3)
Mr. Bond’s current base salary is $200,000. The dollar amounts in column (f) reflect values derived from using the Trinomial Hull White option pricing to value option-based awards. A summary of the options granted by year follows:
2019 — Share award of 12,500 common shares under the Share Compensation Plan valued at $3.30 per share, market price on the grant date, December 31, 2019, which vest evenly over a three year period. Vested shares will be awarded on the anniversary date for each of the next three years, so long as Mr. Bond is still employed. Please see Items 7 and 8 of the Corporation’s Form 10-K for the fiscal year ended December 31, 2019 for a discussion on assumptions used in this calculation.
2018 — Share award of 12,500 common shares under the Share Compensation Plan valued at $4.49 per share, market price on the grant date, 12/31/2018, which vest evenly over a three year period. Vested shares will be awarded on the anniversary date for each of the next three years, so long as Mr. Bond is still employed. Please see Items 7 and 8 of the Corporation’s Form 10-K for the fiscal year ended December 31, 2018 for a discussion on assumptions used in this calculation. Shares were valued at Cdn$5.99 per share at December 31, 2018. On February 19, 2019 when Epsilon began trading on the NASDAQ, the share price was translated to US$4.49.
2017 — Options to purchase 27,500 common shares at a price of $6.70 per common share with a term of three years and fully vested as of 1/30/2020.
Description of the 2017 Plan and the Share Compensation Plan.
Amended and Restated 2017 Stock Option Plan
The 2017 Plan was approved by the Board and shareholders in April 2017 as a restatement of our Amended and Restated 2010 Stock Option Plan.
The Amended and Restated 2017 Stock Option Plan (the “2017 Plan”) is administered by the Board, a committee of the Board or one or more officers delegated authority by the Board to administer the 2017 Plan. The Board has the authority in its discretion to interpret the 2017 Plan. The Board determines to whom options are granted, the numbers of shares subject to options and all other terms and conditions of the options.
The maximum number common shares that may be issued under the 2017 Plan is 1,000,000. As of December 31, 2019, options for 245,000 common shares were outstanding under the 2017 Plan.
If options granted under the Plan expire or terminate for any reason without having been exercised, the shares subject to such options are again available for grant under the 2017 Plan. Options granted under the 2017 Plan are not transferable or assignable other than by will or other testamentary instrument or the laws of succession.
The exercise price of options granted under the 2017 Plan after February 19, 2019, the date of our listing on the NASDAQ Capital Market, may not be less than the closing price of the common shares on the NASDAQ Capital Market on the last trading day preceding the day on which the option is granted.
Each option granted under the 2017 Plan expires on the date specified by the applicable option agreement (not later than ten years following grant), subject to earlier termination as provided below.
In the event we undergo a change of control by a reorganization, acquisition, amalgamation or merger (or a plan or arrangement in connection with any of these) with respect to which all or substantially all of the persons who were the beneficial owners of the common shares immediately prior to such transaction do not, following such transaction, beneficially own, directly or indirectly more than 50% of the resulting voting power, a sale of all, or substantially all, of the Corporation’s assets, or the liquidation, dissolution or winding-up of the Corporation, the Board may determine that all unvested options will vest and be eligible for exercise within a period determined by the directors preceding the change of control. Options not exercised within this period will terminate.
If an optionee resigns from the Corporation or is terminated by the Corporation (with or without cause), or a consultant optionee’s contract with the Corporation expires, such optionee’s unvested options will immediately terminate and, subject to the option expiry date, the optionee’s vested options may be exercised for a period of 30 days.
If an optionee becomes entitled to long-term disability payments pursuant to the Corporation’s disability insurance program (or if not a participant in such program, would have been entitled to such payments if the optionee had been a participant in such program), all of the unvested options held by the optionee will vest on the day immediately preceding the day on which the optionee becomes entitled to long-term disability payments and the optionee will have the right, for a period of 180 days thereafter, to exercise all of the options.
If an optionee retires pursuant to a retirement policy approved by the Board, all of the unvested options held by the optionee will vest on the day immediately preceding the date of such optionee’s retirement, and the optionee will have the right, for a period of 60 days thereafter, to exercise all of the options.
If an optionee dies, all of the unvested options held by the optionee will vest on the day immediately preceding the date of such optionee’s death, and the estate of the deceased optionee will have the right, for a period of 180 days thereafter to exercise the deceased optionee’s option.
Should the term of an option expire when the optionee cannot exercise the option pursuant to a Corporation insider trading policy in effect at that time (a “Blackout Period”) or within nine business days following the expiration of a Blackout Period, option expiration date is automatically extended until the tenth business day after the end of the Blackout Period. The ten-business-day period may not be extended by the Board.
The following table sets out the number of equity securities we were authorized to issue at December 31, 2019:
Plan Category	Number of securities to be issued upon exercise or vesting of outstanding options or shares (a)	Weighted average exercise or vesting price of outstanding options or shares (b)		Number of securities remaining available for future issuance under equity compensation plans (c)
Equity compensation plans approved by securityholders	245,000* 346,499**	$ $	5.27 3.76	755,000 653,501
Equity compensation plans not approved by securityholders	—		$—	—

*
Share options under 2017 Plan

**
Common shares approved under Share Compensation Plan

As described below, under the 2020 Plan, Epsilon will be authorized to issue up to 2,000,000 Common Shares. The Board believes that these Common Shares will be sufficient to provide for a reasonable incentive program for the next five years. No shares subject to awards currently outstanding under the Predecessor Plans that expire or are forfeited will become available for issuance under the 2020 Plan.
Share Compensation Plan
The Share Compensation Plan was adopted by the Board on April 13, 2017 and approved by the shareholders on May 24, 2017 (the “Share Compensation Plan”).
The Share Compensation Plan provides that up to a total of 1,000,000 common shares are authorized for issuance. As of December 31, 2019, a total of 346,499 common shares have been issued and are unvested under the Share Compensation Plan.
Under the Share Compensation Plan, the Board designates participants from among our directors, officers, key employees and consultants and, on the day or days of each fiscal year determined by the Board, awards to each participant common shares in an amount up to 100% of the participant’s compensation for service during the current year divided by the market price of the common shares at the date of issuance. Upon any participant ceasing to be our director, officer, employee or consultant for any reason, such participant’s right to be issued common shares pursuant to the Share Compensation Plan terminates immediately.
The Board may, in its sole discretion, impose restrictions on any common shares issued pursuant to the Share Compensation Plan. These restrictions may include, but are not limited to, vesting periods and trading restrictions for a period of time, as determined by the Board, from the date of issuance.
The Share Compensation Plan provides that the Board may make certain amendments to the Share Compensation Plan without the approval of our shareholders or any participant of the Share Compensation Plan in order to conform to applicable law or regulation or the requirements of the Nasdaq Capital Market. In addition, the Board may terminate the Share Compensation Plan at any time, subject to applicable law or regulations and the approval of any regulatory authority having jurisdiction, and the approval of our shareholders if required by such regulatory authority.
Incentive Plan Awards — Outstanding Share-Based and Option-Based Awards for Named Executive Officers
Outstanding Share-Based Awards and Option-Based Awards as of December 31, 2019 are as follows:
	Option-based Awards				Share-based Awards
Name (a)	Number of securities underlying unexercised options (#) (b)	Option exercise price ($) (c)	Option expiration date (d)	Value of unexercised in-the-money options ($) (e)	Number of shares or units of shares that have not vested (#) (f)	Market or payout value of share-based awards that have not vested ($) (g)	Market or payout value of vested share- based awards not paid out or distributed ($) (h)
Michael Raleigh	50,000	$5.50	06/05/22	$—	140,832	$464,746	$68,750
Henry Clanton	30,000	$5.02	01/30/24	$—	29,167	$96,251	$19,250
B. Lane Bond	22,500	$5.50	06/05/22	$—	20,833	$68,749	$13,750
	27,500	$5.02	01/30/24	$—	—	$—	$—
All of Mr. Raleigh’s options are vested. His shares described in column (f) above vest on the following schedule:
•
41,666 shares at October 23, 2020.

•
39,999 shares at December 31, 2020.

•
40,000 shares at December 31, 2021.

•
19,167 shares at December 31, 2022.

All of Mr. Clanton’s options are vested. His shares described in column (f) above vest on the following schedule:
•
11,666 shares at December 31, 2020.

•
11,667 shares at December 31, 2021.

•
5,834 shares at December 31, 2022.

All of Mr. Bond’s options are vested. His shares described in column (f) above vest on the following schedule:
•
8,334 shares vest at December 31, 2020.

•
8,333 shares vest at December 31, 2021.

•
4,166 shares vest at December 31, 2022.

Incentive Plan Awards — Value Vested or Earned for Named Executive Officers
The values of incentive plan awards that were vested or earned during the year ended December 31, 2019 are as follows:
Name (a)	Option-based awards — Value vested during the year ($) (b)	Share-based awards — Value vested during the year ($) (c)	Non-equity incentive plan compensation — Value earned during the year ($) (d)
Michael Raleigh	$—	$206,250	$—
Henry Clanton	$—	$19,250	$—
B. Lane Bond	$—	$13,750	$—
We have adopted the 2017 Plan as an incentive-based stock option award plan applicable to all named executive officers and employees.
Pension Plan Benefits
The Corporation does not have in place any deferred compensation plan or pension plan that provides for payments or benefits at, following or in connection with retirement.
DIRECTOR COMPENSATION
The following table contains compensation earned in the year ended December 31, 2019 by our directors:
Amounts Shown in Cdn$ Name (a)	Fees earned ($)** (b)	Share-based awards ($) (c)	Option-based ($) (d)	Non-equity incentive plan compensation ($) (e)		Pension value ($) (f)	All other compensation ($) (g)	Total (US$) (h)
John Lovoi*	$—	$39,600	$—		$—	$—	$—	$39,600
Matthew Dougherty*	$—	$—	$—		$—	$—	$—	$—
Adrian Montgomery	$11,670	$—	$—		$—	$—	$—	$11,670
Jacob Roorda	$30,148	$39,600	$—		$—	$—	$—	$69,748
Ryan Roebuck	$30,148	$39,600	$—		$—	$—	$—	$69,748
Tracy Stephens	$30,148	$39,600	$—		$—	$—	$—	$69,748
Stephen Finlayson	$18,478	$39,600	$—		$—	$—	$—	$58,078
Michael Raleigh*	$—	$189,750	$—	$		$—	$—	$189,750

*
The two directors who are not independent, Messrs. Lovoi and Raleigh, choose not to receive payment for their service as board members. Mr. Dougherty also has chosen not to receive payment for his service.

**
Fees earned by Mr. Roebuck, Mr. Roorda, and Mr. Stephens before conversion to United States dollars equaled Cdn$40,000. Fees earned by Mr. Finlayson before conversion into United States dollars equaled Cdn$24,516. Fees earned by Mr. Montgomery before conversion into United States dollars equaled Cdn$15,484. As converted at the rate of Cdn$1.00 equals US$0.7537, which is the average conversion rate for January 1, 2019 through December 31, 2019, according to the Bank of Canada, their fees are given in converted United States dollars.

On a biannual basis, we compensate each director for services rendered (unless a director elects not to receive payment) and reimburse reasonable out-of-pocket travel expenses when incurred.
As of May 1, 2017, independent board member compensation is fixed at an annual fee of Cdn$40,000, paid semi-annually in July and January.

Incentive Plan Awards — Outstanding Share-Based and Option-Based Awards for Directors
Outstanding Equity Awards as of December 31, 2019 are as follows:
	Option-based Awards				Share-based Awards
Name (a)	Number of securities underlying unexercised options (#) (b)	Option exercise price ($) (c)	Option expiration date (d)	Value of unexercised in-the-money options ($) (e)	Number of shares or units of shares that have not vested (#) (f)	Market or payout value of share-based awards that have not vested ($) (g)	Market or payout value of vested share- based awards not paid out or distributed ($) (h)
John Lovoi	10,000	$5.50	6/5/2022	$—	20,500	$67,650	$18,150
Ryan Roebuck	10,000	$5.50	6/5/2022	$—	20,500	$67,650	$18,150
Jacob Roorda	12,500	$6.70	1/30/2024	$—	20,500	$67,650	$18,150
Tracy Stephens	—	$—	—	$—	20,500	$67,650	$18,150
Stephen Finlayson	—	$—	—	$—	12,000	$39,600	$—
Matthew Dougherty	—	$—	—	$—	—	$—	$—
Adrian Montgomery	—	$—	—	$—	—	$—	$—
Michael Raleigh	50,000	$5.50	6/05/22	$—	140,832	$464,746	$68,750
The values of incentive plan awards that were vested or earned during the year ended December 31, 2019 are as follows:
Name	Option-based awards — Value vested during the year	Share-based awards — Value vested during the year	Non-equity incentive plan compensation — Value earned during the year
John Lovoi	$—	$18,150	N/A
Jacob Roorda	$—	$18,150	N/A
Ryan Roebuck	$—	$18,150	N/A
Tracy Stephens	$—	$18,150	N/A
Matthew Dougherty	$—	$—	N/A
Adrian Montgomery	$—	$—	N/A
Michael Raleigh	$—	$206,250	N/A
Directors and Officers Liability Insurance
We maintain directors’ and officers’ liability insurance for the protection of our directors and officers against liability incurred by them in their capacities as our directors and officers. The policy provides an aggregate limit of liability of $30,000,000 with a deductible to us of $25,000 per loss. The annual premium for the Directors’ and Officers’ liability insurance was $297,000 and is renewed annually. The premium is not allocated between Directors and Officers as separate groups.
Indebtedness of Officers and Directors
No director, employee or officer, or former director, employee or officer, or any proposed nominee for election as a director of the Corporation, or any of their respective associates or affiliates, is or has at any time since the commencement of the fiscal year ending December 31, 2019, been indebted to the Corporation or any subsidiary of the Corporation or to any other entity, or at any time since the beginning of the most recently completed financial year is, or has been, the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by the Corporation.
Management Contracts
During the most recently completed financial year, no management functions of the Corporation were to any substantial degree performed by a person or company other than the directors or executive officers (or private companies controlled by the, either directly or indirectly) of the Corporation.

Interest of Certain Persons in Matters to be Acted Upon
None of the directors, officers or nominees for election as a director of the Corporation, or any of their associates or affiliates, has or has had any substantial interest, direct or indirect, in any matter to be acted upon at the Meeting other than as set out in this Proxy Statement which is not shared by all our other shareholders.
Interest of Informed Persons in Material Transactions
Other than as set forth herein, or as previously disclosed, the Corporation is not aware of any material interests, direct or indirect, by way of beneficial ownership of securities or otherwise, of any director or executive officer, proposed nominee for election as a director or any shareholder holding more than 10% of the voting rights attached to the Common Shares or any associate or affiliate of any of the foregoing in any transaction in the preceding financial year or any proposed or ongoing transaction of the Corporation which has or will materially affect the Corporation.

REPORT OF THE AUDIT COMMITTEE
The information contained in this Audit Committee Report and references in this proxy statement to the independence of the Audit Committee members shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that the Corporation specifically incorporates such information by reference in such filing.
Epsilon has determined that all members of the Audit Committee are independent and financially literate under the applicable rules and regulations of the SEC and the NASDAQ Capital Market.
Under the guidance of a written charter adopted by the Board of Directors, the purpose of the Audit Committee is to oversee the accounting and financial reporting processes of Epsilon and audits of its financial statements. The responsibilities of the Audit Committee include appointing and providing for the compensation of Epsilon’s independent registered public accounting firm and approving the audit and non-audit services to be provided by the independent registered public accounting firm. Each of the members of the Audit Committee meets the independence requirements of Nasdaq.
Management has primary responsibility for the system of internal controls and the financial reporting process. BDO USA, LLP, Epsilon’s independent registered public accounting firm (“BDO USA, LLP”), has the responsibility to express an opinion on the financial statements based on an audit conducted in accordance with generally accepted auditing standards.
In this context and in connection with the audited financial statements contained in Epsilon’s Annual Report on Form 10-K, the Audit Committee has reviewed and discussed the audited financial statements as of and for the fiscal year ended December 31, 2019 with Epsilon’s management and BDO USA, LLP. The Audit Committee has considered the adequacy of the Corporation’s internal controls and the quality of its financial reporting, and discussed these matters with management and with BDO US, LLP. The Audit Committee has also reviewed and discussed with BDO USA, LLP (1) their judgments as to the quality of the Epsilon’s accounting policies, (2) the written disclosures and letter from the independent registered public accounting firm required by Public Company Accounting Oversight Board Independence Rules, and the independent registered public accounting firm’s independence, and (3) the matters required to be discussed by Public Company Accounting Oversight Board’s (the “PCAOB”) Statement of Auditing Standards No. 61, Communication with Audit Committees, as amended and PCAOB AS No. 90. The Audit Committee has also discussed with BDO USA, LLP the matters required to be discussed by Auditing Standard No. 1301 adopted by the Public Company Accounting Oversight Board (United States) regarding Communication with Audit Committees. The Audit Committee has received and reviewed the written disclosures and the letter from BDO USA, LLP required by the Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, discussed with the auditors their independence, and concluded that the non-audit services performed by BDO USA, LLP are compatible with maintaining their independence.
The Audit Committee has pre-approved all auditing services and non-audit services to be performed for the Corporation by the independent registered public accounting firm as required by the applicable rules promulgated pursuant to the Exchange Act, considered whether the rendering of non-audit services was compatible with maintaining BDO USA, LLP’s independence, and concluded that BDO USA LLP’s independence was not compromised by the provision of such services (details regarding the fees paid to BDO USA, LLP in 2019 for audit services, tax services and all other services, are set forth at
“Proposal 3 — Ratification of BDO USA, LLP as the Corporation’s Independent Registered Public Accounting Firm,” below).
Based on the foregoing reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Epsilon’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 filed with the Securities and Exchange Commission and instructed BDO USA, LLP that the Audit Committee expects to be advised if there are any subjects that require special attention.
AUDIT COMMITTEE
Ryan Roebuck
Jacob Roorda
Stephen Finlayson

PROPOSAL 3: FOR RATIFICATION OF BDO USA, LLP
AS THE CORPORATION’S INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Our Board of Directors, upon the recommendation of the Audit Committee, has selected BDO USA, LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2020. The shareholders of the Corporation will be asked to vote for the re-appointment of BDO USA, LLP as auditor of the Corporation. Unless directed otherwise by a proxy holder, or such authority is withheld, the Management Designees, if named as proxy, intend to vote the Common Shares represented by any such proxy in favor of a resolution appointing BDO USA, LLP, as auditor of the Corporation, to hold office until the close of the next annual general meeting of shareholders or until BDO USA, LLP is removed from office or resigns as provided by the Corporation’s by-laws, and the Management Designees also intend to vote the Common Shares represented by any such proxy in favor of a resolution authorizing the Board of Directors to fix the compensation of the auditor. BDO USA, LLP has been the auditor of the Corporation since June 2017.
We expect representatives of BDO USA, LLP will be present at the 2020 Annual General and Special Meeting and available to answer shareholders’ questions. The BDO USA, LLP representatives will have the opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.
Principal Accounting Fees and Services
The following table summarizes fees billed to us for fiscal 2019 and for fiscal 2018 by our principal auditors, BDO USA, LLP:
	December 31, 2019	December 31, 2018
Audit Fees:
Audit of financial statements	$541,964	$555,580
Services in connection with regulatory filings	$6,150	$232,346
Total Audit Fees Paid	$548,114	$787,926
The fees shown in the table above are the only fees that Epsilon paid to BDO USA, LLP during the fiscal years ended December 31, 2019, and December 31, 2018.
The Charter of the Audit Committee requires that, among other things, the Audit Committee:
•
recommend to the Board the terms of engagement of the external auditor, including their compensation and a confirmation that the external auditors shall report directly to the Committee;

•
on an annual basis, review and discuss with the auditors all significant relationships the auditors have with the Corporation to determine the auditors’ independence;

•
review the performance of the external auditors and approve any proposed discharge of the external auditors when circumstances warrant; and

•
pre-approve the completion of any non-audit services by the external auditors, determining which non-audit services the external auditor is prohibited from providing.

The Committee may delegate to one or more independent members of the Committee the authority to pre-approve non-audit services, provided that such member(s) reports to the Committee at the next scheduled meeting such pre-approval and the member(s) complies with such other procedures as may be established by the Committee from time to time. For the year ended December 31, 2019, the Audit Committee pre-approved each of the services described above.
Audit Committee Pre-approval of Service of Independent Registered Public Accounting Firm
Our Audit Committee has established a policy to pre-approve all audit and non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services, and other services. Under the policy, our Audit Committee annually reviews and pre-approves services that may be provided by the independent registered public accounting firm (BDO USA, LLP) for each audit year. The pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. Once pre-approved, the services and pre-approved amounts are monitored against actual charges incurred and modified if appropriate. The Chairperson of the Committee has the authority to pre-approve such services between meetings of our Audit Committee and reports such pre-approvals to our Audit Committee at the next regularly scheduled meeting.
During 2019, all audit and non-audit services provided by BDO USA, LLP were pre-approved by our Audit Committee or, consistent with the pre-approval policy of our Audit Committee, by the Chairperson of our Audit Committee for inter-meeting pre-approvals.

PROPOSAL 4: RATIFICATION OF THE 2020 EQUITY INCENTIVE PLAN
THE INCENTIVE PLAN PROPOSAL
At the Annual General and Special Meeting, Shareholders will be asked to approve the 2020 Equity Incentive Plan (the “2020 Plan”). The Board adopted the 2020 Plan on July 22, 2020, subject to its approval by the Shareholders. If the Shareholders approve the 2020 Plan, it will become effective upon such approval.
Incentive Plan
Following Epsilon’s listing on the Nasdaq Global Market, the Board determined that it is in the best interest of the Shareholders to approve a new incentive plan that is compliant with U.S. public company equity plan rules and practices that will replace the Amended and Restated 2017 Stock Option Plan (including its predecessors) and the Share Compensation Plan (collectively referred to as the “Predecessor Plans”). No further awards will be granted under the Predecessor Plans. We operate in a challenging marketplace in which our success depends to a great extent on our ability to attract and retain employees, directors and other service providers of the highest caliber. One of the tools our Board regards as essential in addressing these human resource challenges is a competitive equity incentive program. The 2020 Plan provides a range of incentive tools and sufficient flexibility to permit the Board’s Compensation Committee to implement them in ways that will make the most effective use of the shares our Shareholders authorize for incentive purposes. We intend to use these incentives to attract new key employees and to continue to retain existing key employees, directors and other service providers for the long-term benefit of the Corporation and its shareholders.
Requested Share Authorization
The 2020 Plan provides for incentive compensation in the form of stock options, stock appreciation rights, restricted stock and stock units, performance shares and units, other stock-based awards and cash-based awards. Under the 2020 Plan, Epsilon will be authorized to issue up to 2,000,000 Common Shares. The Board believes that these Common Shares will be sufficient to provide for a reasonable incentive program for the next five years. No shares subject to awards currently outstanding under the Predecessor Plans that expire or are forfeited will become available for issuance under the 2020 Plan.
As of July 17, 2020, 245,000 stock options were outstanding under the Predecessor Plans exercisable for a total of 245,000 Common Shares, with a weighted average exercise price of US$5.32 per share and weighted average expected remaining term of approximately 3.0 years, and a total of 1,755,000 Common Shares remained subject to unvested awards of restricted stock and restricted stock units outstanding under the Predecessor Plans. No further awards will be granted under the Predecessor Plans.
Pending approval of the Epsilon Energy Ltd. 2020 Equity Incentive Plan (“2020 Plan”) at the Annual General and Special Meeting of the Corporation scheduled for September 1, 2020, the Compensation Committee approved the terms, target formulas, and peer group applicable to the performance incentive awards previously awarded to Mr. Raleigh (the “CEO Incentive Award”) and included in the aggregate number of incentive awards made to executive officers as previously disclosed.
Grant Practices
In operating our Predecessor Plans, the Compensation Committee has monitored and managed dilution to reasonable levels. The maximum aggregate number of Common Shares we are requesting our Shareholders to authorize under the 2020 Plan would represent about 8.4% of the 23,796,637 issued and outstanding Common Shares as of July 14, 2020, determined on a fully diluted basis.
Key Features of 2020 Plan
Key features of the 2020 Plan of particular interest to our Shareholders reflect best practices:
•
The 2020 Plan prohibits the repricing of stock options and stock appreciation rights without the approval of our Shareholders.

•
No discount from fair market value is permitted in setting the exercise price of stock options and stock appreciation rights.

•
The 2020 Plan generally provides for gross share counting. The number of Common Shares remaining available for grant under the 2020 Plan is reduced by the gross number of Common Shares subject to options and stock appreciation rights settled on a net basis, provided that any shares withheld for taxes in connection with the vesting or settlement of any full value award (but not options or stock appreciation rights) will not reduce the number of shares remaining available for the future grant of awards.

•
The number of Common Shares for which awards may be granted to any nonemployee member of our Board in a fiscal year, together with the director’s cash compensation, is limited.

•
The 2020 Plan does not contain a “liberal” change in control definition (e.g., mergers require actual consummation).

•
Performance awards require the achievement of pre-established goals. The 2020 Plan establishes a list of measures of business and financial performance from which the Compensation Committee may construct predetermined performance goals that must be met for an award to vest.

•
The 2020 Plan has a fixed term of ten years.

The Board believes that the 2020 Plan will serve a critical role in attracting and retaining the high caliber employees, consultants and directors essential to our success and in motivating these individuals to strive to meet our goals. Therefore, the Board urges you to vote to approve the adoption of the 2020 Plan.
Summary of the 2020 Plan
The following summary of the 2020 Plan is qualified in its entirety by the specific language of the 2020 Plan, a copy of which is attached to this Proxy Statement as Appendix A.
General.   The purpose of the 2020 Plan is to advance the interests of the Corporation and its Shareholders by providing an incentive program that will enable the Corporation to attract and retain employees, consultants and directors and to provide them with an equity interest in the growth and profitability of the Corporation. These incentives are provided through the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units, other stock-based awards and cash-based awards.
Authorized Shares.   The maximum aggregate number of shares authorized for issuance under the 2020 Plan is 2,000,000 Common Shares, all of which may be issued upon the exercise of incentive stock options.
Share Counting.   Each Common Share made subject to an award will reduce the number of Common Shares remaining available for grant under the 2020 Plan by one share. If any award granted under the 2020 Plan expires or otherwise terminates for any reason without having been exercised or settled in full, or if shares subject to forfeiture or repurchase are forfeited or repurchased by the Corporation for not more than the participant’s purchase price, any such shares reacquired or subject to a terminated award will again become available for issuance under the 2020 Plan. Common Shares will not be treated as having been issued under the 2020 Plan and will therefore not reduce the number of Common Shares available for issuance to the extent an award is settled in cash. Common Shares that are withheld or that are tendered in payment of the exercise price of an option will not be made available for new awards under the 2020 Plan. However, Common Shares withheld or reacquired by the Corporation in satisfaction of a tax withholding obligation in connection with the vesting or settlement of any full value award (but not options or stock appreciation rights) will not reduce the number of shares remaining available for the future grant of awards. Upon the exercise of a stock appreciation right or net-exercise of an option, the number of shares available under the 2020 Plan will be reduced by the gross number of shares for which the award is exercised.
Adjustments for Capital Structure Changes.   Appropriate and proportionate adjustments will be made to the number of Common Shares authorized under the 2020 Plan, and to outstanding awards in the event of any change in our Common Shares through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or similar change in our capital structure, or if we make a distribution to our shareholders in a form other than common shares (excluding regular, periodic cash dividends) that has a material effect on the fair market value of our Common Shares. In such circumstances, the Compensation Committee also has the discretion under the 2020 Plan to adjust other terms of outstanding awards as it deems appropriate.
Nonemployee Director Award Limits.   A nonemployee director may not be granted awards under the 2020 Plan in any fiscal year having an aggregate grant date fair value exceeding $300,000.
Administration.   The 2020 Plan generally will be administered by the Compensation Committee of the Board, although the Board retains the right to appoint another of its committees to administer the 2020 Plan or to administer the 2020 Plan directly. (For purposes of this summary, the term “Committee” will refer to either such duly appointed committee or the Board.) Subject to the provisions of the 2020 Plan, the Committee determines in its discretion the persons to whom and the times at which awards are granted, the types and sizes of awards, and all of their terms and conditions. The Committee may, subject to certain limitations on the exercise of its discretion required or otherwise provided by the 2020 Plan, amend, cancel or renew any award, waive any restrictions or conditions applicable to any award, and accelerate, continue, extend or defer the vesting of any award.
The 2020 Plan provides, subject to certain limitations, for indemnification by the Corporation of any director, officer or employee against all reasonable expenses, including attorneys’ fees, incurred in connection with any legal action arising from such person’s action or failure to act in administering the 2020 Plan. All awards granted under the 2020 Plan will be evidenced by a written or digitally signed agreement between the Corporation and the participant specifying the terms and conditions of the award, consistent with the requirements of the 2020 Plan. The Committee will interpret the 2020 Plan and awards granted thereunder, and all determinations of the Committee generally will be final and binding on all persons having an interest in the 2020 Plan or any award.
Prohibition of Option and SAR Repricing.   The 2020 Plan expressly provides that, without the approval of a majority of the votes cast in person or by proxy at a meeting of our Shareholders, the Committee may not provide for any of the following with respect to underwater options or stock appreciation rights: (1) either the cancellation of such outstanding options or stock appreciation rights in exchange for the grant of new options or stock appreciation rights at a lower exercise price or the amendment of outstanding options or stock appreciation rights to reduce the exercise price, (2) the issuance of new full value awards in exchange for the cancellation of such outstanding options or stock appreciation rights, or (3) the cancellation of such outstanding options or stock appreciation rights in exchange for payments in cash.
Eligibility.   Awards may be granted to employees, directors and consultants of the Corporation or any present or future parent or subsidiary corporation or other affiliated entity of the Corporation. Incentive stock options may be granted only to employees who, as of the time of grant, are employees of the Corporation or any parent or subsidiary corporation of the Corporation. As of July 22, 2020, we had 9 employees, including three executive officers, and six non-employee directors who would be eligible under the 2020 Plan.
Stock Options.   The Committee may grant non-statutory stock options, incentive stock options within the meaning of Section 422 of the Code, or any combination of these. The exercise price of each option may not be less than the fair market value of the Common Shares on the date of grant. However, any incentive stock option granted to a person who at the time of grant owns Common Shares possessing more than 10% of the total combined voting power of all classes of shares of the Corporation or any parent or subsidiary corporation of the Corporation (a “10% Shareholder”) must have an exercise price equal to at least 110% of the fair market value of the Common Shares on the date of grant. On July 21, 2020, the closing price of our Common Shares as reported on the Nasdaq Global Market was US$3.04 per share.
The 2020 Plan provides that the option exercise price may be paid in cash, by check, or cash equivalent; by means of a broker-assisted cashless exercise; by means of a net-exercise procedure; to the extent legally permitted, by tender to the Corporation of Common Shares owned by the participant having a fair market value not less than the exercise price; by such other lawful consideration as approved by the Committee; or by any combination of these. Nevertheless, the Committee may restrict the forms of payment permitted in connection with any option grant. No option may be exercised unless the participant has made adequate provision for federal, state, local and foreign taxes, if any, relating to the exercise of the option, including, if permitted or required by the Corporation, through the participant’s surrender of a portion of the option shares to the Corporation.
Options will become vested and exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as specified by the Committee. The maximum term of any option granted under the 2020 Plan is ten years, provided that an incentive stock option granted to a 10% Shareholder must have a term not exceeding five years. Unless otherwise permitted by the Committee, an option generally will remain exercisable for three months following the participant’s termination of service, provided that if service terminates as a result of the participant’s death or disability, the option generally will remain exercisable for 12 months, but in any event the option must be exercised no later than its expiration date.
Options are nontransferable by the participant other than by will or by the laws of descent and distribution, and are exercisable during the participant’s lifetime only by the participant. However, an option may be assigned or transferred to certain family members or trusts for their benefit to the extent permitted by the Committee and, in the case of an incentive stock option, only to the extent that the transfer will not terminate its tax qualification.
Stock Appreciation Rights.   The Committee may grant stock appreciation rights either in tandem with a related option (a “Tandem SAR”) or independently of any option (a “Freestanding SAR”). A Tandem SAR requires the option holder to elect between the exercise of the underlying option for Common Shares or the surrender of the option and the exercise of the related stock appreciation right. A Tandem SAR is exercisable only at the time and only to the extent that the related stock option is exercisable, while a Freestanding SAR is exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as specified by the Committee. The exercise price of each stock appreciation right may not be less than the fair market value of the Common Shares on the date of grant.
Upon the exercise of any stock appreciation right, the participant is entitled to receive an amount equal to the excess of the fair market value of the underlying Common Shares as to which the right is exercised over the aggregate exercise price for such shares. Payment of this amount upon the exercise of a Tandem SAR may be made only in Common Shares whose fair market value on the exercise date equals the payment amount. At the Committee’s discretion, payment of this amount upon the exercise of a Freestanding SAR may be made in cash or Common Shares. The maximum term of any stock appreciation right granted under the 2020 Plan is ten years.
Stock appreciation rights are generally nontransferable by the participant other than by will or by the laws of descent and distribution and are generally exercisable during the participant’s lifetime only by the participant. If permitted by the Committee, a Tandem SAR related to a non-statutory stock option and a Freestanding SAR may be assigned or transferred to certain family members or trusts for their benefit to the extent permitted by the Committee. Other terms of stock appreciation rights are generally similar to the terms of comparable stock options.
Restricted Stock Awards.   The Committee may grant restricted stock awards under the 2020 Plan either in the form of a restricted stock purchase right, giving a participant an immediate right to purchase Common Shares, or in the form of a restricted stock bonus, in which Common Shares are issued in consideration for services to the Corporation rendered by the participant. The Committee determines the purchase price payable under restricted stock purchase awards, which may be less than the then current fair market value of the Common Shares. Restricted stock awards may be subject to vesting conditions based on such service or performance criteria as the Committee specifies, including the attainment of one or more performance goals similar to those described below in connection with performance awards. Common Shares acquired pursuant to a restricted stock award may not be transferred by the participant until vested other than pursuant to an ownership change event. Unless otherwise provided by the Committee, a participant will forfeit any Common Shares of restricted stock as to which the vesting restrictions have not lapsed prior to the participant’s termination of service. Participants holding restricted stock will have the right to vote the Common Shares and to receive any dividends or other distributions paid in cash or shares, which the Committee may subject to the same restrictions as the original award.
Restricted Stock Units.   The Committee may grant restricted stock units under the 2020 Plan, which represent rights to receive Common Shares at a future date determined in accordance with the participant’s award agreement. No monetary payment is required for receipt of restricted stock units or the Common Shares issued in settlement of the award, the consideration for which is furnished in the form of the participant’s services to the Corporation. The Committee may grant restricted stock unit awards subject to the attainment of one or more performance goals similar to those described below in connection with performance awards or may make the awards subject to vesting conditions similar to those applicable to restricted stock awards. Restricted stock units may not be transferred by the participant, except by will or laws of descent and distribution. Unless otherwise provided by the Committee, a participant will forfeit any restricted stock units which have not vested prior to the participant’s termination of service. Participants have no voting rights or rights to receive cash dividends with respect to restricted stock unit awards until Common Shares are issued in settlement of such awards. However, the Committee may grant restricted stock units that entitle their holders to dividend equivalent rights, which are rights to receive cash or additional restricted stock units whose value is equal to any cash dividends the Corporation pays. Dividend equivalent rights may be made subject to the same vesting conditions and settlement terms as the original award.
Performance Awards.   The Committee may grant performance awards subject to such conditions and the attainment of such performance goals over such periods as the Committee determines in writing and sets forth in a written agreement between the Corporation and the participant. These awards may be designated as performance shares or performance units, which consist of unfunded bookkeeping entries generally having initial values equal to the fair market value determined on the grant date of a Common Share in the case of performance shares and a monetary value established by the Committee at the time of grant in the case of performance units. Performance awards will specify a predetermined amount of performance shares or performance units that may be earned by the participant to the extent that one or more performance goals are attained within a predetermined performance period. To the extent earned, performance awards may be settled in cash, Common Shares (including shares of restricted stock that are subject to additional vesting) or any combination of these.
Prior to the beginning of the applicable performance period, the Committee will establish one or more performance goals applicable to the award. Performance goals will be based on the attainment of specified target levels with respect to one or more measures of business or financial performance of the Corporation and each subsidiary corporation consolidated with the Corporation for financial reporting purposes, or such division or business unit of the Corporation as may be selected by the Committee. The Committee, in its discretion, may base performance goals on one or more of the following measures: revenue; sales; expenses; operating income; gross margin; operating margin; earnings before any one or more of: stock-based compensation expense, interest, taxes, depreciation and amortization; pre-tax profit; net operating income; net income; economic value added; free cash flow; operating cash flow; balance of cash, cash equivalents and marketable securities; share price; earnings per share; return on shareholder equity; return on capital; return on assets; return on investment; total shareholder return, employee satisfaction; employee retention; market share; customer satisfaction; product development; research and development expense; completion of an identified Annual project and completion of a joint venture or other corporate transaction. The Committee may establish other performance goals, including subjective criteria.
The target levels with respect to these performance measures may be expressed on an absolute basis or relative to an index, budget or other standard specified by the Committee. The degree of attainment of performance measures will be calculated in accordance with the Corporation’s financial statements, generally accepted accounting principles, if applicable, or other methodology established by the Committee, but prior to the accrual or payment of any performance award for the same performance period, and, according to criteria established by the Committee, excluding the effect (whether positive or negative) of changes in accounting standards or any unusual or infrequently occurring event or transaction occurring after the establishment of the performance goals applicable to a performance award.

Following completion of the applicable performance period, the Committee will determine the extent to which the applicable performance goals have been attained and the resulting value to be paid to the participant. The Committee may make positive or negative adjustments to performance award payments to participants to reflect the participant’s individual job performance or other factors determined by the Committee. In its discretion, the Committee may provide for a participant awarded performance shares to receive dividend equivalent rights with respect to cash dividends paid on the Common Shares to the extent that the performance shares become vested. The Committee may provide for performance award payments in lump sums or installments.
Unless otherwise provided by the Committee, if a participant’s service terminates due to the participant’s death or disability prior to completion of the applicable performance period, the final award value will be determined at the end of the performance period on the basis of the performance goals attained during the entire performance period but will be prorated for the number of months of the participant’s service during the performance period. The Committee may provide similar treatment for a participant whose service is involuntarily terminated. If a participant’s service terminates prior to completion of the applicable performance period for any other reason, the 2020 Plan provides that the performance award will be forfeited. No performance award may be sold or transferred other than by will or the laws of descent and distribution prior to the end of the applicable performance period.
Cash-Based Awards and Other Stock-Based Awards.   The Committee may grant cash-based awards or other stock-based awards in such amounts and subject to such terms and conditions as the Committee determines. Cash-based awards will specify a monetary payment or range of payments, while other stock-based awards will specify a number of Common Shares or units based on Common Shares or other equity-related awards. Such awards may be subject to vesting conditions based on continued performance of service or subject to the attainment of one or more performance goals similar to those described above in connection with performance awards. Settlement of awards may be in cash or Common Shares, as determined by the Committee. A participant will have no voting rights with respect to any such award unless and until shares are issued pursuant to the award. The Committee may grant dividend equivalent rights with respect to other stock-based awards. The effect on such awards of the participants termination of service will be determined by the Committee and set forth in the participant’s award agreement.
Change in Control.   The 2020 Plan provides that a “Change in Control” occurs upon (a) a person or entity (with certain exceptions described in the 2020 Plan) becoming the direct or indirect beneficial owner of more than 50% of the Corporation’s voting shares; (b) shareholder approval of a liquidation or dissolution of the Corporation; or (c) the occurrence of any of the following events upon which the shareholders of the Corporation immediately before the event do not retain immediately after the event direct or indirect beneficial ownership of more than 50% of the voting securities of the Corporation, its successor or the entity to which the assets of the Corporation were transferred: (i) a sale or exchange by the shareholders in a single transaction or series of related transactions of more than 50% of the Corporation’s voting shares; (ii) a merger or consolidation in which the Corporation is a party; or (iii) the sale, exchange or transfer of all or substantially all of the assets of the Corporation (other than a sale, exchange or transfer to one or more subsidiaries of the Corporation).
If a Change in Control occurs, the surviving, continuing, successor or purchasing entity or its parent may, without the consent of any participant, either assume or continue outstanding awards or substitute substantially equivalent awards for its Common Shares. If so determined by the Committee, stock-based awards will be deemed assumed if, for each Common Share subject to the award prior to the Change in Control, its holder is given the right to receive the same amount of consideration that a shareholder would receive as a result of the Change in Control. Any awards that are not assumed or continued in connection with a Change in Control, will terminate effective as of the time of the Change in Control.
Subject to the restrictions of Section 409A of the Code, the Committee may provide for the acceleration of vesting or settlement of any or all outstanding awards upon such terms and to such extent as it determines. The vesting of all awards held by non-employee directors will be accelerated in full upon a Change in Control.
The 2020 Plan also authorizes the Committee, in its discretion and without the consent of any participant, to cancel each or any award denominated in Common Shares upon a Change in Control in exchange for a payment to the participant with respect each vested share (and each unvested share if so determined by the Committee) subject to the cancelled award of an amount equal to the excess of the consideration to be paid per Common Share in the Change in Control transaction over the exercise or purchase price per share, if any, under the award.
Awards Subject to Section 409A of the Code.   Certain awards granted under the 2020 Plan may be deemed to constitute “deferred compensation” within the meaning of Section 409A of the Code, providing rules regarding the taxation of nonqualified deferred compensation plans, and the regulations and other administrative guidance issued pursuant to Section 409A. Any such awards will be required to comply with the requirements of Section 409A. Notwithstanding any provision of the 2020 Plan to the contrary, the Committee is authorized, in its sole discretion and without the consent of any participant, to amend the 2020 Plan or any award agreement as it deems necessary or advisable to comply with Section 409A.
Amendment, Suspension or Termination.   The 2020 Plan will continue in effect until its termination by the Committee, provided that no awards may be granted under the 2020 Plan following the tenth anniversary of the 2020 Plan’s effective date, which will be the date on which it is approved by the Shareholders. The Committee may amend, suspend or terminate the 2020 Plan at any time, provided that no amendment may be made without Shareholder approval that would increase the maximum aggregate number of Common Shares authorized for issuance under the 2020 Plan, change the class of persons eligible to receive incentive stock options or require Shareholder approval under any applicable law or the rules of any stock exchange on which the Corporation’s Common Shares are then listed. No amendment, suspension or termination of the 2020 Plan may affect any outstanding award unless expressly provided by the Committee, and, in any event, may not have a materially adverse effect an outstanding award without the consent of the participant unless necessary to comply with any applicable law, regulation or rule, including, but not limited to, Section 409A of the Code.
Summary of U.S. Federal Income Tax Consequences
The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the 2020 Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.
Incentive Stock Options.   A participant recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code. Participants who neither dispose of their Common Shares within two years following the date the option was granted nor within one year following the exercise of the option will normally recognize a capital gain or loss upon the sale of the shares equal to the difference, if any, between the sale price and the purchase price of the shares. If a participant satisfies such holding periods upon a sale of the shares, we will not be entitled to any deduction for federal income tax purposes. If a participant disposes of Common Shares within two years after the date of grant or within one year after the date of exercise (a “disqualifying disposition”), the difference between the fair market value of the shares on the option exercise date and the exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the participant upon the disqualifying disposition of the shares generally should be deductible by us for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.
In general, the difference between the option exercise price and the fair market value of the Common Shares on the date of exercise of an incentive stock option is treated as an adjustment in computing the participant’s alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Annual rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to participants subject to the alternative minimum tax.

Nonstatutory Stock Options.   Options not designated or qualifying as incentive stock options are nonstatutory stock options having no Annual tax status. A participant generally recognizes no taxable income upon receipt of such an option. Upon exercising a nonstatutory stock option, the participant normally recognizes ordinary income equal to the difference between the exercise price paid and the fair market value of the shares on the date when the option is exercised. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of Common Shares acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the exercise date, will be taxed as capital gain or loss. We generally should be entitled to a tax deduction equal to the amount of ordinary income recognized by the participant as a result of the exercise of a nonstatutory stock option, except to the extent such deduction is limited by applicable provisions of the Code.
Stock Appreciation Rights.   A participant recognizes no taxable income upon the receipt of a stock appreciation right. Upon the exercise of a stock appreciation right, the participant generally will recognize ordinary income in an amount equal to the excess of the fair market value of the underlying Common Shares on the exercise date over the exercise price. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant in connection with the exercise of the stock appreciation right, except to the extent such deduction is limited by applicable provisions of the Code.
Restricted Stock.   A participant acquiring restricted stock generally will recognize ordinary income equal to the excess of the fair market value of the Common Shares on the “determination date” over the price paid, if any, for such shares. The “determination date” is the date on which the participant acquires the shares unless the shares are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares become transferable or (ii) the date on which the shares are no longer subject to a substantial risk of forfeiture (e.g., when they become vested). If the determination date follows the date on which the participant acquires the shares, the participant may elect, pursuant to Section 83(b) of the Code, to designate the date of acquisition as the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date on which the shares are acquired. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the determination date, will be taxed as capital gain or loss. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.
Restricted Stock Unit, Performance, Cash-Based and Other Stock-Based Awards.   A participant generally will recognize no income upon the receipt of a restricted stock unit, performance share, performance unit, cash-based or other stock-based award. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of settlement in an amount equal to the cash received and the fair market value of any substantially vested Common Shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the participant receives shares of restricted stock, the participant generally will be taxed in the same manner as described above under “Restricted Stock.” Upon the sale of any Common Shares received, any gain or loss, based on the difference between the sale price and the fair market value of the Common Shares on the determination date (as defined above under “Restricted Stock”), will be taxed as capital gain or loss. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.
New 2020 Plan Benefits
With the exception of the CEO Incentive Award, which is subject to shareholder approval of the 2020 Plan, no awards will be granted under the 2020 Plan prior to its approval by the Shareholders of the Corporation. All awards will be granted at the discretion of the Committee, and, accordingly, are not yet determinable.

Required Vote and Board of Directors Recommendation
At the Annual General and Special Meeting, Shareholders will be asked to consider and if thought fit, approve an ordinary resolution approving, adopting and ratifying the 2020 Plan. Unless otherwise directed, it is the intention of the Management Designees to vote proxies in favor of the resolution approving the 2020 Plan. In order to be effective, an ordinary resolution requires approval of a majority of the votes cast by Shareholders who vote in respect to the resolution.
The Board believes that the proposed adoption of the 2020 Plan is in the best interests of the Corporation and its shareholders for the reasons stated above.
Therefore, the Board of Directors recommends a vote FOR the approval of adoption of the 2020 Equity Incentive Plan.
The text of the ordinary resolution to be considered at the Annual General and Special Meeting will be substantially as follows:
“BE IT RESOLVED THAT:
1.
the 2020 equity incentive plan of the Corporation be approved substantially in the form attached as Appendix A to the 2020 proxy statement of the Corporation dated August [•], 2020 (the “2020 Plan”), which provides for the issuance from time to time of up to a maximum of 2,000,000 common shares of the Corporation, and the 2020 Plan be and is hereby ratified, approved and adopted;

2.
the form of the 2020 Plan may be amended in order to satisfy the requirements or requests of any regulatory authorities, including the Nasdaq Global Market, without requiring further approval of the shareholders of the Corporation;

3.
the shareholders of the Corporation hereby expressly authorize the board of directors to revoke this resolution before it is acted upon without requiring further approval of the shareholders in that regard; and

4.
any one (or more) officer or director of the Corporation is authorized and directed, on behalf of the Corporation, to take all necessary steps and proceedings and to execute, deliver and file any and all declarations, agreements, documents and other instruments and do all such other acts and things (whether under corporate seal of the Corporation or otherwise) that may be necessary or desirable to give effect to this ordinary resolution.

PROPOSAL 5: AMEND BYLAWS TO INCREASE QUORUM REQUIREMENT
The Corporation proposes to amend the Corporation’s By-Laws with respect to the quorum requirements for shareholder meetings to thirty three and one-third percent (33 1∕3%) to align the Corporation’s By-Laws with the requirements of Rule 5620(c) of the NASDAQ Marketplace Rules, which the Corporation has followed since its initial listing on the NASDAQ Global Market on February 14, 2019.
The Corporation proposes to amend the Shareholder quorum provision set out in Section 10.11 of the Corporation’s By-Laws to increase the Corporation’s shareholder meeting quorum requirements from the current provision, which requires at least one (1) shareholder to be present in person or by proxy, holding not less than ten percent (10%) of the outstanding voting shares, to not less than thirty three and one-third percent (33 1∕3%) of the outstanding voting shares (the “By-Law Amendment”). Section 10.11, as amended, will read as follows, with the deletion and insertion marked below:
“10.11   QUORUM. A quorum for the transaction of business at any meeting of shareholders shall be at least one (1) person present in person, being a shareholder entitled to vote thereat or a duly appointed proxy or representative for an absent shareholder so entitled and representing in the aggregate not less than ~~ten percent (10%)~~ thirty three and one-third percent (33 1∕3%) of the outstanding shares of the Corporation carrying voting rights at the meeting.”
The Board approved the By-Law Amendment and recommends that the Shareholders approve the resolution approving the By-Law Amendment to ensure the Corporation’s corporate governance practices relating to quorum requirements align with NASDAQ Listing Rules. The complete text of the ordinary resolution which management intends to place before the Annual General and Special Meeting for ratification may be found below.
Vote Required and Board of Director Recommendations
To be effective, at least a majority of the votes cast by Shareholders present in person or by proxy at the Meeting must be voted in favor of the By-Law Amendment. Unless otherwise directed, it is the intention of the Management Designees to vote proxies in favor of the resolution approving the By-Law Amendment.
The Board of Directors recommends a vote FOR the approval of the By-Law Amendment.
The text of the ordinary resolution to be considered at the Annual General and Special Meeting will be substantially as follows:
“BE IT RESOLVED THAT:
1.
the By-Laws be and are hereby amended by removing the following section in the By-Laws:

“10.11   QUORUM. A quorum for the transaction of business at any meeting of shareholders shall be at least one (1) person present in person, being a shareholder entitled to vote thereat or a duly appointed proxy or representative for an absent shareholder so entitled and representing in the aggregate not less than ten percent (10%) of the outstanding shares of the Corporation carrying voting rights at the meeting.”
And replacing it with the following section:
“10.11   QUORUM. A quorum for the transaction of business at any meeting of shareholders shall be at least one (1) person present in person, being a shareholder entitled to vote thereat or a duly appointed proxy or representative for an absent shareholder so entitled and representing in the aggregate not less than thirty three and one-third percent (33 1∕3%) of the outstanding shares of the Corporation carrying voting rights at the meeting.”
2.
any one (or more) director or officer of the Corporation is hereby authorized and empowered to execute or cause to be executed, whether under the seal of the Corporation or otherwise and to deliver or cause to be delivered, all such documents and instruments and to do or cause to be done all such other acts and things as such director or officer may determine to be necessary or desirable in order to carry out the intent of this resolution, such determination to be conclusively evidenced by the execution and delivery of such documents and other instruments or the doing of any such act or thing.
3.
notwithstanding approval of the shareholders of the Corporation as herein provided, the directors of the Corporation may, in their sole discretion, revoke the ordinary resolution before it is acted upon without further approval of the shareholders of the Corporation.”

ANNUAL REPORT
Our 2019 Annual Report on Form 10-K, which includes our consolidated financial statements for the year ended December 31, 2019, is available on our website at http://www.epsilonenergyltd.com/investor-center/sec-regulatory-filings. Financial information relating to the Corporation is provided in the Corporation’s audited consolidated financial statements and MD&A as at and for the year ended December 31, 2019. Copies of this Proxy Statement, the Corporation’s Annual Report (on Form 10-K) which contains the Consolidated Financial Statements, MD&A and the Auditors’ Report thereon for the Corporation’s most recently completed financial year, any interim consolidated financial statements of the Corporation subsequent to those statements contained in the Annual Report, as filed with the applicable Canadian regulatory authorities, are available on SEDAR at www.sedar.com, or as filed with the SEC, are available at EDGAR at www.sec.gov, and may also be obtained without charge by writing to Epsilon Energy Ltd. c/o DLA Piper (Canada) LLP 1000, 250-2nd Street SW, Calgary, AB, Canada T2P 0C1. Additional information relating to the Corporation may also be found on SEDAR at www.sedar.com and www.sec.gov.
Otherwise, please call (281) 670-0002 to request that a copy of our 2019 Annual Report on Form 10-K be sent to you without charge. You may also request a free copy of our annual report on Form 10-K for the fiscal year ended December 31, 2019 by writing to Epsilon Energy Ltd., c/o Secretary, 16945 Northchase Drive, Suite 1610, Houston, Texas 77060.
COMMUNICATIONS WITH THE BOARD OF DIRECTORS
Shareholders may communicate directly with our Board of Directors or any director by writing to the board or a director in care of the corporate secretary at Epsilon Energy Ltd., 16945 Northchase Drive, Suite 1610, Houston, Texas 77060, or by faxing their written communication to AeRayna Flores at (281) 668-0985. Shareholders may also communicate to the Board of Directors or any director by calling Ms. Flores at (281) 670-0002. Ms. Flores will review any communication before forwarding it to the board or director, as the case may be.
DEADLINES FOR SUBMITTING SHAREHOLDER PROPOSALS FOR THE 2020 ANNUAL GENERAL AND SPECIAL MEETING
We provide shareholders with the opportunity, under certain circumstances and consistent with SEC rules, to participate in the governance of Epsilon by submitting proposals for consideration at our annual meetings of shareholders. Proposals from shareholders are given careful consideration by us in accordance with Rule 14a-8 promulgated under the Exchange Act. For a proposal to be included in our proxy statement and proxy card for our 2021 Annual General Meeting of Shareholders, such proposal must comply with Rule 14a-8 and must be received by us in writing no later than April 7, 2021. Shareholders may also use the procedures under the ABCA to submit a proposal. Under the ABCA, in addition to other requirements, the deadline to submit a proposal that a shareholder wishes to include in the Corporation’s proxy materials for our 2021 Annual General Meeting of Shareholders will be June 1, 2021. Additionally, if our 2021 Annual General Meeting of Shareholders is held on September 1, 2021, any shareholder proposal or director nomination for our 2021 Annual General Meeting of Shareholders that is intended for inclusion in our proxy statement and proxy card in respect of such meeting will be considered “untimely” if it is received by us after the close of business on June 18, 2021. An untimely proposal may not be brought before or considered at our 2021 Annual General Meeting of Shareholders.
All shareholder proposals and director nominations must be addressed to the attention of our Secretary at 16945 Northchase Drive, Suite 1610, Houston, Texas 77060. The chairman of our 2021 Annual Meeting may refuse to acknowledge the introduction of any shareholder proposal or director nomination not made in compliance with the foregoing procedures.
HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (e.g., banks, brokers or other nominees) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.
Shareholders that share the same address may not receive separate copies of proxy materials, unless we have received contrary instructions from such shareholders. If you are receiving multiple sets of our proxy materials and wish to receive only one set in the future, or if you are currently only receiving one set of our proxy materials and wish to receive separate sets of proxy materials for you and the other shareholders sharing your address, please notify us or your bank, broker or other nominee by indicating your preference on the enclosed proxy card or vote instruction form. We will deliver an additional copy of our proxy materials to you, without charge, upon written request sent to Epsilon Energy Ltd., Attention: Secretary, 16945 Northchase Drive, Suite 1610, Houston, Texas 77060, or upon oral request made by calling us at the phone number (281) 670-0002. Our proxy materials are also available on the Owner Relations section of our website at http://www.epsilonenergyltd.com/owner-relations. Furthermore, upon written or oral request by any person to whom a proxy statement is delivered, if a document is incorporated herein by reference but not included in the proxy materials is so requested, we will undertake to provide the requested materials, without charge, by first class mail or other equally prompt means, within one business day after receiving such request, excluding exhibits to the information that is incorporated by reference unless such exhibits are specifically incorporated by reference into the information that the proxy statement incorporates. Please address these requests to 16945 Northchase Drive, Suite 1610, Houston, Texas 77060, Attention: Secretary. You may also call us with this request at the phone number (281) 670-0002.
OTHER MATTERS
Other than the compensation agreements and arrangements described herein, there has not been since the beginning of the Corporation’s last fiscal year, and there is not currently proposed, any transaction or series of similar transactions to which the Corporation was or will be a party in which the amount involved exceeded or will exceed $120,000 and in which any related person had or will have a direct or indirect material interest.
As of August [•], 2020, our Board of Directors knows of no other business to be acted upon at the 2020 Annual General and Special Meeting. However, if any additional matters are presented at the meeting, it is the intention of the persons named in the accompanying proxy to vote in accordance with their judgment on those matters.
BY ORDER OF THE BOARD OF DIRECTORS,

B. Lane Bond
Chief Financial Officer
(Principal Financial and Accounting Officer, Controller and Chief Accounting Officer, and Duly Authorized Officer)

APPENDIX A
EPSILON ENERGY LTD.
2020 EQUITY INCENTIVE PLAN

Epsilon Energy Ltd.
2020 Equity Incentive Plan
1.
ESTABLISHMENT, PURPOSE AND TERM OF PLAN.

1.1   Establishment.   The Epsilon Energy Ltd. 2020 Equity Incentive Plan (the “Plan”) is hereby established effective as of [•], 2020, the date of the approval of the Plan by the Company’s shareholders (the “Effective Date”).
1.2   Purpose.   The purpose of the Plan is to advance the interests of the Participating Company Group and its shareholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group. The Plan seeks to achieve this purpose by providing for Awards in the form of Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Performance Shares, Performance Units, Cash-Based Awards and Other Stock-Based Awards.
1.3   Term of Plan.   The Plan shall continue in effect until its termination by the Committee; provided, however, that all Awards shall be granted, if at all, within ten (10) years from the Effective Date.
2.
DEFINITIONS AND CONSTRUCTION.

2.1   Definitions.   Whenever used herein, the following terms shall have their respective meanings set forth below:
(a)   “Affiliate” means (i) a parent entity, other than a Parent Corporation, that directly, or indirectly through one or more intermediary entities, controls the Company or (ii) a subsidiary entity, other than a Subsidiary Corporation, that is controlled by the Company directly or indirectly through one or more intermediary entities. For this purpose, the terms “parent,” “subsidiary,” “control” and “controlled by” shall have the meanings assigned to such terms for the purposes of registration of securities on Form S-8 under the Securities Act.
(b)   “Award” means any Option, Stock Appreciation Right, Restricted Stock Purchase Right, Restricted Stock Bonus, Restricted Stock Unit, Performance Share, Performance Unit, Cash-Based Award or Other Stock-Based Award granted under the Plan.
(c)   “Award Agreement” means a written or electronic agreement between the Company and a Participant setting forth the terms, conditions and restrictions applicable to an Award.
(d)   “Board” means the Board of Directors of the Company.
(e)   “Cash-Based Award” means an Award denominated in cash and granted pursuant to Section 11.
(f)   “Cashless Exercise” means a Cashless Exercise as defined in Section 6.3(b)(i).
(g)   “Cause” means, unless such term or an equivalent term is otherwise defined by the applicable Award Agreement or other written agreement between a Participant and a Participating Company applicable to an Award, any of the following: (i) the Participant’s theft, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, or falsification of any Participating Company documents or records; (ii) the Participant’s material failure to abide by a Participating Company’s code of conduct or other policies (including, without limitation, policies relating to confidentiality and reasonable workplace conduct); (iii) the Participant’s unauthorized use, misappropriation, destruction or diversion of any tangible or intangible asset or corporate opportunity of a Participating Company (including, without limitation, the Participant’s improper use or disclosure of a Participating Company’s confidential or proprietary information); (iv) any intentional act by the Participant which has a material detrimental effect on a Participating Company’s reputation or business; (v) the Participant’s repeated failure to perform any reasonable assigned duties after written notice from a Participating Company of, and a reasonable opportunity to cure, such failure; (vi) any material breach by the Participant of any employment, service, non-disclosure, non-competition, non-solicitation or other similar agreement between the Participant and a Participating Company, which breach is not cured pursuant to the terms of such agreement; or (vii) the Participant’s conviction (including any plea of guilty or nolo contendere) of any criminal act involving fraud, dishonesty, misappropriation or moral turpitude, or which impairs the Participant’s ability to perform his or her duties with a Participating Company.
(h)   “Change in Control” means, unless such term or an equivalent term is otherwise defined by the applicable Award Agreement or other written agreement between the Participant and a Participating Company applicable to an Award, the occurrence of any one or a combination of the following:
(i)   any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total Fair Market Value or total combined voting power of the Company’s then-outstanding securities entitled to vote generally in the election of Directors; provided, however, that a Change in Control shall not be deemed to have occurred if such degree of beneficial ownership results from any of the following: (A) an acquisition by any person who on the Effective Date is the beneficial owner of more than fifty percent (50%) of such voting power, (B) any acquisition directly from the Company, including, without limitation, pursuant to or in connection with a public offering of securities, (C) any acquisition by the Company, (D) any acquisition by a trustee or other fiduciary under an employee benefit plan of a Participating Company or (E) any acquisition by an entity owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of the voting securities of the Company; or
(ii)   an Ownership Change Event or series of related Ownership Change Events (collectively, a “Transaction”) in which the shareholders of the Company immediately before the Transaction do not retain immediately after the Transaction direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding securities entitled to vote generally in the election of Directors or, in the case of an Ownership Change Event described in Section 2.1(ee)(iii), the entity to which the assets of the Company were transferred (the “Transferee”), as the case may be; or
(iii)   a date specified by the Committee following approval by the shareholders of a plan of complete liquidation or dissolution of the Company;
provided, however, that a Change in Control shall be deemed not to include a transaction described in subsections (i) or (ii) of this Section 2.1(h) in which a majority of the members of the board of directors of the continuing, surviving or successor entity, or parent thereof, immediately after such transaction is comprised of Incumbent Directors.
For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Committee shall determine whether multiple events described in subsections (i), (ii) and (iii) of this Section 2.1(h) are related and to be treated in the aggregate as a single Change in Control, and its determination shall be final, binding and conclusive.
(i)   “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations and administrative guidelines promulgated thereunder.
(j)   “Committee” means the Compensation Committee and such other committee or subcommittee of the Board, if any, duly appointed to administer the Plan and having such powers in each instance as shall be specified by the Board. If, at any time, there is no committee of the Board then authorized or properly constituted to administer the Plan, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers.
(k)   “Common Share” means the common shares of the Company, as adjusted from time to time in accordance with Section 4.4.
(l)   “Company” means Epsilon Energy Ltd., a corporation incorporated under the laws of the Province of Alberta, Canada, and any successor corporation thereto.
(m)   “Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a Director) to a Participating Company, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on registration on Form S-8 under the Securities Act.
(n)   “Director” means a member of the Board.
(o)   “Disability” means, unless such term or an equivalent term is otherwise defined by the applicable Award Agreement or other written agreement between the Participant and a Participating Company applicable to an Award, the permanent and total disability of the Participant, within the meaning of Section 22(e)(3) of the Code.
(p)   “Dividend Equivalent Right” means the right of a Participant, granted at the discretion of the Committee or as otherwise provided by the Plan, to receive a credit for the account of such Participant in an amount equal to the cash dividends paid on one Common Share for each Common Share represented by an Award held by such Participant.
(q)   “Employee” means any person treated as an employee (including an Officer or a Director who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a Director nor payment of a Director’s fee shall be sufficient to constitute employment for purposes of the Plan. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be. For purposes of an individual’s rights, if any, under the terms of the Plan as of the time of the Company’s determination of whether or not the individual is an Employee, all such determinations by the Company shall be final, binding and conclusive as to such rights, if any, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination as to such individual’s status as an Employee.
(r)   “Exchange Act” means the Securities Exchange Act of 1934, as amended.
(s)   “Fair Market Value” means, as of any date, the value of a Common Share or other property as determined by the Committee, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:
(i)   Except as otherwise determined by the Committee, if, on such date, the Common Shares are listed or quoted on a national or regional securities exchange or quotation system, the Fair Market Value of a Common Share shall be the closing price of a Common Share as quoted on the national or regional securities exchange or quotation system constituting the primary market for the Common Shares, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Common Shares have traded on such securities exchange or quotation system, the date on which the Fair Market Value shall be established shall be the last day on which the Common Shares were so traded or quoted prior to the relevant date, or such other appropriate day as shall be determined by the Committee, in its discretion.
(ii)   Notwithstanding the foregoing, the Committee may, in its discretion, determine the Fair Market Value of a Common Share on the basis of the opening, closing, or average of the high and low sale prices of a Common Share on such date or the preceding trading day, the actual sale price of a Common Share received by a Participant, any other reasonable basis using actual transactions in the Common Shares as reported on a national or regional securities exchange or quotation system, or on any other basis consistent with the requirements of Section 409A. The Committee may vary its method of determination of the Fair Market Value as provided in this Section for different purposes under the Plan to the extent consistent with the requirements of Section 409A.
(iii)   If, on such date, the Common Shares are not listed or quoted on a national or regional securities exchange or quotation system, the Fair Market Value of a Common Share shall be as determined by the Committee in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse, and in a manner consistent with the requirements of Section 409A.
(t)   “Full Value Award” means any Award settled in Common Shares, other than (i) an Option, (ii) a Stock Appreciation Right, or (iii) a Restricted Stock Purchase Right or an Other Stock-Based Award under which the Company will receive monetary consideration equal to the Fair Market Value (determined on the effective date of grant) of the shares subject to such Award.
(u)   “Incentive Stock Option” means an Option intended to be (as set forth in the Award Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.
(v)   “Incumbent Director” means a director who either (i) is a member of the Board as of the Effective Date or (ii) is elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but excluding a director who was elected or nominated in connection with an actual or threatened proxy contest relating to the election of directors of the Company).
(w)   “Insider” means an Officer, a Director or other person whose transactions in Common Shares are subject to Section 16 of the Exchange Act, or is otherwise an “insider” as such term is defined by the applicable securities laws of Canada.
(x)   “Net Exercise” means a Net Exercise as defined in Section 6.3(b)(iii).
(y)   “Nonemployee Director” means a Director who is not an Employee.
(z)   “Nonemployee Director Award” means any Award granted to a Nonemployee Director.
(aa)   “Nonstatutory Stock Option” means an Option not intended to be (as set forth in the Award Agreement) or which does not qualify as an incentive stock option within the meaning of Section 422(b) of the Code.
(bb)   “Officer” means any person designated by the Board as an officer of the Company.
(cc)   “Option” means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.
(dd)   “Other Stock-Based Award” means an Award denominated in Common Shares and granted pursuant to Section 11.
(ee)   “Ownership Change Event” means the occurrence of any of the following with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the shareholders of the Company of securities of the Company representing more than fifty percent (50%) of the total combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of Directors; (ii) a merger, consolidation or other business combination transaction in which the Company is a party; or (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company).

(ff)   “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.
(gg)   “Participant” means any eligible person who has been granted one or more Awards.
(hh)   “Participating Company” means the Company or any Parent Corporation, Subsidiary Corporation or Affiliate.
(ii)   “Participating Company Group” means, at any point in time, the Company and all other entities collectively which are then Participating Companies.
(jj)   “Performance Award” means an Award of Performance Shares or Performance Units.
(kk)   “Performance Award Formula” means, for any Performance Award, a formula or table established by the Committee pursuant to Section 10.3 which provides the basis for computing the value of a Performance Award at one or more levels of attainment of the applicable Performance Goal(s) measured as of the end of the applicable Performance Period.
(ll)   “Performance Goal” means a performance goal established by the Committee pursuant to Section 10.3.
(mm)   “Performance Period” means a period established by the Committee pursuant to Section 10.3 at the end of which one or more Performance Goals are to be measured.
(nn)   “Performance Share” means a right granted to a Participant pursuant to Section 10 to receive a payment equal to the value of a Performance Share, as determined by the Committee, based upon attainment of applicable Performance Goal(s).
(oo)   “Performance Unit” means a right granted to a Participant pursuant to Section 10 to receive a payment equal to the value of a Performance Unit, as determined by the Committee, based upon attainment of applicable Performance Goal(s).
(pp)   “Restricted Stock Award” means an Award of a Restricted Stock Bonus or a Restricted Stock Purchase Right.
(qq)   “Restricted Stock Bonus” means Common Shares granted to a Participant pursuant to Section 8.
(rr)   “Restricted Stock Purchase Right” means a right to purchase Common Shares granted to a Participant pursuant to Section 8.
(ss)   “Restricted Stock Unit” means a right granted to a Participant pursuant to Section 9 to receive on a future date or occurrence of a future event a Common Share or cash in lieu thereof, as determined by the Committee.
(tt)   “Rule 16b-3” means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.
(uu)   “SAR” or “Stock Appreciation Right” means a right granted to a Participant pursuant to Section 7 to receive payment, for each Common Share subject to such Award, of an amount equal to the excess, if any, of the Fair Market Value of a Common Share on the date of exercise of the Award over the exercise price thereof.
(vv)   “Section 409A” means Section 409A of the Code.
(ww)   “Section 409A Deferred Compensation” means compensation provided pursuant to an Award that constitutes nonqualified deferred compensation within the meaning of Section 409A.
(xx)   “Securities Act” means the Securities Act of 1933, as amended.
(yy)   “Service” means a Participant’s employment or service with the Participating Company Group, whether as an Employee, a Director or a Consultant. Unless otherwise provided by the

Committee, a Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders Service or a change in the Participating Company for which the Participant renders Service, provided that there is no interruption or termination of the Participant’s Service. Furthermore, a Participant’s Service shall not be deemed to have been interrupted or terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company. However, unless otherwise provided by the Committee, if any such leave taken by a Participant exceeds three (3) months, then on the first (1st) day following the end of such three-month period the Participant’s Service shall be deemed to have terminated, unless the Participant’s right to return to Service is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, an unpaid leave of absence shall not be treated as Service for purposes of determining vesting under the Participant’s Award Agreement. A Participant’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the business entity for which the Participant performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant’s Service has terminated and the effective date of and reason for such termination.
(zz)   “Stock Tender Exercise” means a Stock Tender Exercise as defined in Section 6.3(b)(ii).
(aaa)   “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code or pursuant to the applicable securities laws of Canada.
(bbb)   “Ten Percent Owner” means a Participant who, at the time an Option is granted to the Participant, owns shares possessing more than ten percent (10%) of the total combined voting power of all classes of shares of a Participating Company (other than an Affiliate) within the meaning of Section 422(b)(6) of the Code.
(ccc)   “Trading Compliance Policy” means the written policy of the Company pertaining to the purchase, sale, transfer or other disposition of the Company’s equity securities by Directors, Officers, Employees or other service providers who may possess material, nonpublic information regarding the Company or its securities.
(ddd)   “Vesting Conditions” mean those conditions established in accordance with the Plan prior to the satisfaction of which an Award or shares subject to an Award remain subject to forfeiture or a repurchase option in favor of the Company exercisable for the Participant’s monetary purchase price, if any, for such shares upon the Participant’s termination of Service or failure of a performance condition to be satisfied.
2.2   Construction.   Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.
3.
ADMINISTRATION.

3.1   Administration by the Committee.   The Plan shall be administered by the Committee. All questions of interpretation of the Plan, of any Award Agreement or of any other form of agreement or other document employed by the Company in the administration of the Plan or of any Award shall be determined by the Committee, and such determinations shall be final, binding and conclusive upon all persons having an interest in the Plan or such Award, unless fraudulent or made in bad faith. Any and all actions, decisions and determinations taken or made by the Committee in the exercise of its discretion pursuant to the Plan or Award Agreement or other agreement thereunder (other than determining questions of interpretation pursuant to the preceding sentence) shall be final, binding and conclusive upon all persons having an interest therein. All expenses incurred in connection with the administration of the Plan shall be paid by the Company.
3.2   Authority of Officers.   Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election that is the responsibility of or that is allocated to the Company herein, provided that the Officer has apparent authority with respect to such matter, right, obligation, determination or election.
3.3   Administration with Respect to Insiders.   With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.
3.4   Powers of the Committee.   In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion:
(a)   to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of Common Shares, units or monetary value to be subject to each Award;
(b)   to determine the type of Award granted;
(c)   to determine the Fair Market Value of the Common Shares or other property;
(d)   to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (i) the exercise or purchase price of shares pursuant to any Award, (ii) the method of payment for shares purchased pursuant to any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with any Award, including by the withholding or delivery of Common Shares, (iv) the timing, terms and conditions of the exercisability or vesting of any Award or any shares acquired pursuant thereto, (v) the Performance Measures, Performance Period, Performance Award Formula and Performance Goals applicable to any Award and the extent to which such Performance Goals have been attained, (vi) the time of expiration of any Award, (vii) the effect of any Participant’s termination of Service on any of the foregoing, and (viii) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto not inconsistent with the terms of the Plan;
(e)   to determine whether an Award will be settled in Common Shares, cash, other property or in any combination thereof;
(f)   to approve one or more forms of Award Agreement;
(g)   to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto;
(h)   to accelerate, continue, extend or defer the exercisability or vesting of any Award or any shares acquired pursuant thereto, including with respect to the period following a Participant’s termination of Service;
(i)   to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt sub-plans or supplements to, or alternative versions of, the Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws of, or to accommodate the tax policy, accounting principles or custom of, foreign jurisdictions whose residents may be granted Awards; and
(j)   to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Committee may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.
3.5   Option or SAR Repricing.   Without the affirmative vote of holders of a majority of the Common Shares cast in person or by proxy at a meeting of the shareholders of the Company at which a quorum representing a majority of all outstanding Common Shares are present or represented by proxy, the Committee shall not approve a program providing for either (a) the cancellation of outstanding Options or SARs having exercise prices per share greater than the then Fair Market Value of a

Common Share (“Underwater Awards”) and the grant in substitution therefor of new Options or SARs having a lower exercise price, Full Value Awards or payments in cash, or (b) the amendment of outstanding Underwater Awards to reduce the exercise price thereof. This Section shall not be construed to apply to (i) “issuing or assuming a stock option in a transaction to which Section 424(a) applies,” within the meaning of Section 424 of the Code, (ii) adjustments pursuant to the assumption of or substitution for an Option or SAR in a manner that would comply with Section 409A, or (iii) an adjustment pursuant to Section 4.4.
3.6   Indemnification.   In addition to such other rights of indemnification as they may have as members of the Board or the Committee or as officers or employees of the Participating Company Group, to the extent permitted by applicable law, members of the Board or the Committee and any officers or employees of the Participating Company Group to whom authority to act for the Board, the Committee or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.
4.
SHARES SUBJECT TO PLAN.

4.1   Maximum Number of Shares Issuable.   Subject to adjustment as provided in Sections 4.2, 4.3 and 4.4, the maximum aggregate number of Common Shares that may be issued under the Plan shall be equal to 2,000,000 shares, and such shares shall consist of authorized but unissued or reacquired Common Shares or any combination thereof.
4.2   Share Counting.   If an outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if Common Shares acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company for an amount not greater than the Participant’s purchase price, the Common Shares allocable to the terminated portion of such Award or such forfeited or repurchased Common Shares shall again be available for issuance under the Plan. Common Shares shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash. Upon payment in Common Shares pursuant to the exercise of an SAR, the number of shares available for issuance under the Plan shall be reduced by the gross number of shares for which the SAR is exercised. If the exercise price of an Option is paid by tender to the Company, or attestation to the ownership, of Common Shares owned by the Participant, or by means of a Net Exercise, the number of shares available for issuance under the Plan shall be reduced by the gross number of shares for which the Option is exercised. Shares purchased in the open market with proceeds from the exercise of Options shall not be added to the limit set forth in Section 4.1. Shares withheld or reacquired by the Company in satisfaction of tax withholding obligations pursuant to the exercise or settlement of Options or SARs pursuant to Section 16.2 shall not again be available for issuance under the Plan. Shares withheld or reacquired by the Company in satisfaction of tax withholding obligations pursuant to the vesting or settlement of Full Value Awards pursuant to Section 16.2 shall again become available for issuance under the Plan.
4.3   Adjustments for Changes in Capital Structure.   Subject to any required action by the shareholders of the Company and the requirements of Sections 409A and 424 of the Code to the extent applicable, in the event of any change in the Common Shares effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the shareholders of the Company in a form other than Common Shares (excepting regular, periodic cash dividends) that has a material effect on the Fair Market Value of Common Shares, appropriate and proportionate adjustments shall be made in the number and kind of shares subject to the Plan and to any outstanding Awards, the Award limits set forth in Section 5.3 and Section 5.4, and in the exercise or purchase price per share under any outstanding Award in order to prevent dilution or enlargement of Participants’ rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” If a majority of the shares which are of the same class as the shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the “New Shares”), the Committee may unilaterally amend the outstanding Awards to provide that such Awards are for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise or purchase price per share of, the outstanding Awards shall be adjusted in a fair and equitable manner as determined by the Committee, in its discretion. Any fractional share resulting from an adjustment pursuant to this Section shall be rounded down to the nearest whole number and the exercise or purchase price per share shall be rounded up to the nearest whole cent. In no event may the exercise or purchase price, if any, under any Award be decreased to an amount less than the par value, if any, of the shares subject to such Award. The Committee in its discretion, may also make such adjustments in the terms of any Award to reflect, or related to, such changes in the capital structure of the Company or distributions as it deems appropriate, including modification of Performance Goals, Performance Award Formulas and Performance Periods. The adjustments determined by the Committee pursuant to this Section shall be final, binding and conclusive.
4.4   Assumption or Substitution of Awards.   The Committee may, without affecting the number of Common Shares reserved or available hereunder, authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or shares, or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with Section 409A and any other applicable provisions of the Code. In addition, subject to compliance with applicable laws, and listing requirements, shares available for grant under a shareholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for awards under the Plan to individuals who were not Employees or Directors of the Participating Company Group prior to the transaction and shall not reduce the number of shares otherwise available for issuance under the Plan.
5.
ELIGIBILITY, PARTICIPATION AND AWARD LIMITATIONS.

5.1   Persons Eligible for Awards.   Awards may be granted only to Employees, Consultants and Directors.
5.2   Participation in the Plan.   Awards are granted solely at the discretion of the Committee. Eligible persons may be granted more than one Award. However, eligibility in accordance with this Section shall not entitle any person to be granted an Award, or, having been granted an Award, to be granted an additional Award.
5.3   Incentive Stock Option Limitations.
(a)   Maximum Number of Shares Issuable Pursuant to Incentive Stock Options.   Subject to adjustment as provided in Section 4.4, the maximum aggregate number of Common Shares that may be issued under the Plan pursuant to the exercise of Incentive Stock Options shall not exceed 2,000,000 shares. The maximum aggregate number of Common Shares that may be issued under the Plan pursuant to all Awards other than Incentive Stock Options shall be the number of shares determined in accordance with Section 4.1, subject to adjustment as provided in Sections 4.2, 4.3 and 4.4.
(b)   Persons Eligible.   An Incentive Stock Option may be granted only to a person who, on the effective date of grant, is an Employee of the Company, a Parent Corporation or a Subsidiary Corporation (each being an “ISO-Qualifying Corporation”). Any person who is not an Employee of an ISO-Qualifying Corporation on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option.

(c)   Fair Market Value Limitation.   To the extent that options designated as Incentive Stock Options (granted under all share plans of the Participating Company Group, including the Plan) become exercisable by a Participant for the first time during any calendar year for shares having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portion of such options which exceeds such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the shares shall be determined as of the time the option with respect to such shares is granted. If the Code is amended to provide for a limitation different from that set forth in this Section, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section, the Participant may designate which portion of such Option the Participant is exercising. In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Upon exercise of the Option, shares issued pursuant to each such portion shall be separately identified.
5.4   Nonemployee Director Award Limit.   Notwithstanding any other provision of the Plan to the contrary, the aggregate grant date fair value (computed as of the date of grant in accordance with generally accepted accounting principles in the United States) of all Awards granted to any Nonemployee Director during any fiscal year of the Company, taken together with any cash compensation paid to such Nonemployee Director during such fiscal year, shall not exceed $300,000.
6.
STOCK OPTIONS.

Options shall be evidenced by Award Agreements specifying the number of Common Shares covered thereby, in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:
6.1   Exercise Price.   The exercise price for each Option shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share shall be not less than the Fair Market Value of a Common Share on the effective date of grant of the Option and (b) no Incentive Stock Option granted to a Ten Percent Owner shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a Common Share on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price less than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner that would qualify under the provisions of Section 409A or Section 424(a) of the Code.
6.2   Exercisability and Term of Options.   Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option, (b) no Incentive Stock Option granted to a Ten Percent Owner shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option and (c) no Option granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable until at least six (6) months following the date of grant of such Option (except in the event of such Employee’s death, disability or retirement, upon a Change in Control, or as otherwise permitted by the Worker Economic Opportunity Act). Subject to the foregoing, unless otherwise specified by the Committee in the grant of an Option, each Option shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions.
6.3   Payment of Exercise Price.
(a)   Forms of Consideration Authorized.   Except as otherwise provided below, payment of the exercise price for the number of Common Shares being purchased pursuant to any Option shall be made (i) in cash, by check or in cash equivalent; (ii) if permitted by the Committee and subject to the limitations contained in Section 6.3(b), by means of (1) a Cashless Exercise, (2) a Stock Tender Exercise or (3) a Net Exercise; (iii) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (iv) by any combination thereof. The Committee may at any time or from time to time grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.
(b)   Limitations on Forms of Consideration.
(i)   Cashless Exercise.   A “Cashless Exercise” means the delivery of a properly executed notice of exercise together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System). The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise, including with respect to one or more Participants specified by the Company notwithstanding that such program or procedures may be available to other Participants.
(ii)   Stock Tender Exercise.   A “Stock Tender Exercise” means the delivery of a properly executed exercise notice accompanied by a Participant’s tender to the Company, or attestation to the ownership, in a form acceptable to the Company of whole Common Shares owned by the Participant having a Fair Market Value that does not exceed the aggregate exercise price for the shares with respect to which the Option is exercised. A Stock Tender Exercise shall not be permitted if it would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s shares. If required by the Company, an Option may not be exercised by tender to the Company, or attestation to the ownership, of Common Shares unless such shares either have been owned by the Participant for a period of time required by the Company (and not used for another option exercise by attestation during such period) or were not acquired, directly or indirectly, from the Company.
(iii)   Net Exercise.   A “Net Exercise” means the delivery of a properly executed exercise notice followed by a procedure pursuant to which (1) the Company will reduce the number of shares otherwise issuable to a Participant upon the exercise of an Option by the largest whole number of shares having a Fair Market Value that does not exceed the aggregate exercise price for the shares with respect to which the Option is exercised, and (2) the Participant shall pay to the Company in cash the remaining balance of such aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued.
6.4   Effect of Termination of Service.
(a)   Option Exercisability.   Subject to earlier termination of the Option as otherwise provided by this Plan and unless otherwise provided by the Committee, an Option shall be exercisable after the Participant’s termination of Service to the extent it is then vested only during the applicable time period determined in accordance with this Section and thereafter shall terminate.
(i)   Disability.   If the Participant’s Service terminates because of the Disability of the Participant, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant (or the Participant’s guardian or legal representative) at any time prior to the expiration of twelve (12) months (or such longer or shorter period provided by the Award Agreement) after the date on which the Participant’s Service terminated, but in any event no later than the date of expiration of the Option’s term as set forth in the Award Agreement evidencing such Option (the “Option Expiration Date”).
(ii)   Death.   If the Participant’s Service terminates because of the death of the Participant, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant’s legal representative or other person who acquired the right to exercise the Option by reason of the Participant’s death at any time prior to the expiration of twelve (12) months (or such longer or shorter period provided by the Award Agreement) after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date. The Participant’s Service shall be deemed to have terminated on account of death if the Participant dies within three (3) months (or such longer or shorter period provided by the Award Agreement) after the Participant’s termination of Service.
(iii)   Termination for Cause.   Notwithstanding any other provision of the Plan to the contrary, if the Participant’s Service is terminated for Cause or if, following the Participant’s termination of Service and during any period in which the Option otherwise would remain exercisable, the Participant engages in any act that would constitute Cause, the Option shall terminate in its entirety and cease to be exercisable immediately upon such termination of Service or act.
(iv)   Other Termination of Service.   If the Participant’s Service terminates for any reason, except Disability, death or Cause, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant at any time prior to the expiration of three (3) months (or such longer or shorter period provided by the Award Agreement) after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.
(b)   Extension if Exercise Prevented by Law.   Notwithstanding the foregoing, other than termination of Service for Cause, if the exercise of an Option within the applicable time periods set forth in Section 6.4(a) is prevented by the provisions of Section 14 below, the Option shall remain exercisable until the later of (i) thirty (30) days after the date such exercise first would no longer be prevented by such provisions or (ii) the end of the applicable time period under Section 6.4(a), but in any event no later than the Option Expiration Date.
6.5   Transferability of Options.   During the lifetime of the Participant, an Option shall be exercisable only by the Participant or the Participant’s guardian or legal representative. An Option shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Option, an Option shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 under the Securities Act or, in the case of an Incentive Stock Option, only as permitted by applicable regulations under Section 421 of the Code in a manner that does not disqualify such Option as an Incentive Stock Option.
7.
STOCK APPRECIATION RIGHTS.

Stock Appreciation Rights shall be evidenced by Award Agreements specifying the number of Common Shares subject to the Award, in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:
7.1   Types of SARs Authorized.   SARs may be granted in tandem with all or any portion of a related Option (a “Tandem SAR”) or may be granted independently of any Option (a “Freestanding SAR”). A Tandem SAR may only be granted concurrently with the grant of the related Option.
7.2   Exercise Price.   The exercise price for each SAR shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share subject to a Tandem SAR shall be the exercise price per share under the related Option and (b) the exercise price per share subject to a Freestanding SAR shall be not less than the Fair Market Value of a Common Share on the effective date of grant of the SAR. Notwithstanding the foregoing, an SAR may be granted with an exercise price lower than the minimum exercise price set forth above if such SAR is granted pursuant to an assumption or substitution for another stock appreciation right in a manner that would qualify under the provisions of Section 409A of the Code.
7.3   Exercisability and Term of SARs.
(a)   Tandem SARs.   Tandem SARs shall be exercisable only at the time and to the extent, and only to the extent, that the related Option is exercisable, subject to such provisions as the Committee may specify where the Tandem SAR is granted with respect to less than the full number of Common Shares subject to the related Option. The Committee may, in its discretion, provide in any Award Agreement evidencing a Tandem SAR that such SAR may not be exercised without the advance approval of the Company and, if such approval is not given, then the Option shall nevertheless remain exercisable in accordance with its terms. A Tandem SAR shall terminate and cease to be exercisable no later than the date on which the related Option expires or is terminated or canceled. Upon the exercise of a Tandem SAR with respect to some or all of the shares subject to such SAR, the related Option shall be canceled automatically as to the number of shares with respect to which the Tandem SAR was exercised. Upon the exercise of an Option related to a Tandem SAR as to some or all of the shares subject to such Option, the related Tandem SAR shall be canceled automatically as to the number of shares with respect to which the related Option was exercised.
(b)   Freestanding SARs.   Freestanding SARs shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such SAR; provided, however, that (i) no Freestanding SAR shall be exercisable after the expiration of ten (10) years after the effective date of grant of such SAR and (ii) no Freestanding SAR granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, shall be first exercisable until at least six (6) months following the date of grant of such SAR (except in the event of such Employee’s death, disability or retirement, upon a Change in Control, or as otherwise permitted by the Worker Economic Opportunity Act). Subject to the foregoing, unless otherwise specified by the Committee in the grant of a Freestanding SAR, each Freestanding SAR shall terminate ten (10) years after the effective date of grant of the SAR, unless earlier terminated in accordance with its provisions.
7.4   Exercise of SARs.   Upon the exercise (or deemed exercise pursuant to Section 7.5) of an SAR, the Participant (or the Participant’s legal representative or other person who acquired the right to exercise the SAR by reason of the Participant’s death) shall be entitled to receive payment of an amount for each share with respect to which the SAR is exercised equal to the excess, if any, of the Fair Market Value of a Common Share on the date of exercise of the SAR over the exercise price. Payment of such amount shall be made (a) in the case of a Tandem SAR, solely in Common Shares in a lump sum upon the date of exercise of the SAR and (b) in the case of a Freestanding SAR, in cash, Common Shares, or any combination thereof as determined by the Committee, in a lump sum upon the date of exercise of the SAR. When payment is to be made in Common Shares, the number of shares to be issued shall be determined on the basis of the Fair Market Value of a Common Share on the date of exercise of the SAR. For purposes of Section 7, an SAR shall be deemed exercised on the date on which the Company receives notice of exercise from the Participant or as otherwise provided in Section 7.5.
7.5   Deemed Exercise of SARs.   If, on the date on which an SAR would otherwise terminate or expire, the SAR by its terms remains exercisable immediately prior to such termination or expiration and, if so exercised, would result in a payment to the holder of such SAR, then any portion of such SAR which has not previously been exercised shall automatically be deemed to be exercised as of such date with respect to such portion.
7.6   Effect of Termination of Service.   Subject to earlier termination of the SAR as otherwise provided herein and unless otherwise provided by the Committee, an SAR shall be exercisable after a Participant’s termination of Service only to the extent and during the applicable time period determined in accordance with Section 6.4 (treating the SAR as if it were an Option) and thereafter shall terminate.
7.7   Transferability of SARs.   During the lifetime of the Participant, an SAR shall be exercisable only by the Participant or the Participant’s guardian or legal representative. An SAR shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Award, a Tandem SAR related to a Nonstatutory Stock Option or a Freestanding SAR shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 under the Securities Act.
8.
RESTRICTED STOCK AWARDS.

Restricted Stock Awards shall be evidenced by Award Agreements specifying whether the Award is a Restricted Stock Bonus or a Restricted Stock Purchase Right and the number of Common Shares subject to the Award, in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:
8.1   Types of Restricted Stock Awards Authorized.   Restricted Stock Awards may be granted in the form of either a Restricted Stock Bonus or a Restricted Stock Purchase Right. Restricted Stock Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.4. If either the grant of or satisfaction of Vesting Conditions applicable to a Restricted Stock Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 10.3 through 10.5(a).
8.2   Purchase Price.   The purchase price for Common Shares issuable under each Restricted Stock Purchase Right shall be established by the Committee in its discretion. No monetary payment (other than applicable tax withholding) shall be required as a condition of receiving Common Shares pursuant to a Restricted Stock Bonus, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the Common Shares subject to a Restricted Stock Award.
8.3   Purchase Period.   A Restricted Stock Purchase Right shall be exercisable within a period established by the Committee, which shall in no event exceed thirty (30) days from the effective date of the grant of the Restricted Stock Purchase Right.
8.4   Payment of Purchase Price.   Except as otherwise provided below, payment of the purchase price for the number of Common Shares being purchased pursuant to any Restricted Stock Purchase Right shall be made (a) in cash, by check or in cash equivalent, (b) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (c) by any combination thereof.
8.5   Vesting and Restrictions on Transfer.   Shares issued pursuant to any Restricted Stock Award may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. During any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, such shares may not be sold, exchanged, transferred, pledged, assigned or otherwise disposed of other than pursuant to an Ownership Change Event or as provided in Section 8.8. The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Award that, if the satisfaction of Vesting Conditions with respect to any shares subject to such Restricted Stock Award would otherwise occur on a day on which the sale of such shares would violate the provisions of the Trading Compliance Policy, then satisfaction of the Vesting Conditions automatically shall be determined on the next trading day on which the sale of such shares would not violate the Trading Compliance Policy. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of Common Shares hereunder and shall promptly present to the Company any and all certificates representing Common Shares acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.
8.6   Voting Rights; Dividends and Distributions.   Except as provided in this Section, Section 8.5 and any Award Agreement, during any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, the Participant shall have all of the rights of a shareholder of the Company holding Common Shares, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares; provided, however, that if so determined by the Committee and provided by the Award Agreement, such dividends and distributions shall be subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid, and otherwise shall be paid no later than the end of the calendar year in which such dividends or distributions are paid to shareholders (or, if later, the 15th day of the third month following the date such dividends or distributions are paid to shareholders). In the event of a dividend or distribution paid in Common Shares or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.4, any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant is entitled by reason of the Participant’s Restricted Stock Award shall be immediately subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid or adjustments were made.
8.7   Effect of Termination of Service.   Unless otherwise provided by the Committee in the Award Agreement evidencing a Restricted Stock Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then (a) the Company shall have the option to repurchase for the purchase price paid by the Participant any shares acquired by the Participant pursuant to a Restricted Stock Purchase Right which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service and (b) the Participant shall forfeit to the Company any shares acquired by the Participant pursuant to a Restricted Stock Bonus which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company.
8.8   Nontransferability of Restricted Stock Award Rights.   Rights to acquire Common Shares pursuant to a Restricted Stock Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or the laws of descent and distribution. All rights with respect to a Restricted Stock Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.
9.
RESTRICTED STOCK UNITS.

Restricted Stock Unit Awards shall be evidenced by Award Agreements specifying the number of Restricted Stock Units subject to the Award, in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:
9.1   Grant of Restricted Stock Unit Awards.   Restricted Stock Unit Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.4. If either the grant of a Restricted Stock Unit Award or the Vesting Conditions with respect to such Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 10.3 through 10.5(a).
9.2   Purchase Price.   No monetary payment (other than applicable tax withholding, if any) shall be required as a condition of receiving a Restricted Stock Unit Award, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the Common Shares issued upon settlement of the Restricted Stock Unit Award.
9.3   Vesting.   Restricted Stock Unit Awards may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award.
9.4   Voting Rights, Dividend Equivalent Rights and Distributions.   Participants shall have no voting or dividend rights with respect to Common Shares represented by Restricted Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Restricted Stock Unit Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Common Shares during the period beginning on the date such Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated. Dividend Equivalent Rights, if any, shall be paid by crediting the Participant with a cash amount or with additional whole Restricted Stock Units as of the date of payment of such cash dividends on Common Shares, as determined by the Committee. The number of additional Restricted Stock Units (rounded to the nearest whole number), if any, to be credited shall be determined by dividing (a) the amount of cash dividends paid on the dividend payment date with respect to the number of Common Shares represented by the Restricted Stock Units previously credited to the Participant by (b) the Fair Market Value per Common Share on such date. If so determined by the Committee and provided by the Award Agreement, such cash amount or additional Restricted Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time as the Restricted Stock Units originally subject to the Restricted Stock Unit Award. In the event of a dividend or distribution paid in Common Shares or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.4, appropriate adjustments shall be made in the Participant’s Restricted Stock Unit Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant would be entitled by reason of the Common Shares issuable upon settlement of the Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions as are applicable to the Award.
9.5   Effect of Termination of Service.   Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Restricted Stock Unit Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then the Participant shall forfeit to the Company any Restricted Stock Units pursuant to the Award which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service.
9.6   Settlement of Restricted Stock Unit Awards.   The Company shall issue to a Participant on the date on which Restricted Stock Units subject to the Participant’s Restricted Stock Unit Award vest or on such other date determined by the Committee in compliance with Section 409A, if applicable, and set forth in the Award Agreement one (1) Common Share (and/or any other new, substituted or additional securities or other property pursuant to an adjustment described in Section 9.4) for each Restricted Stock Unit then becoming vested or otherwise to be settled on such date, subject to the withholding of applicable taxes, if any. The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Unit Award that if the settlement date with respect to any shares issuable upon vesting of Restricted Stock Units would otherwise occur on a day on which the sale of such shares would violate the provisions of the Trading Compliance Policy, then the settlement date shall be deferred until the next trading day on which the sale of such shares would not violate the Trading Compliance Policy but in any event no later than the 15th day of the third calendar month following the year in which such Restricted Stock Units vest. If permitted by the Committee, the Participant may elect, consistent with the requirements of Section 409A, to defer receipt of all or any portion of the Common Shares or other property otherwise issuable to the Participant pursuant to this Section, and such deferred issuance date(s) and amount(s) elected by the Participant shall be set forth in the Award Agreement. Notwithstanding the foregoing, the Committee, in its discretion, may provide for settlement of any Restricted Stock Unit Award by payment to the Participant in cash of an amount equal to the Fair Market Value on the payment date of the Common Shares or other property otherwise issuable to the Participant pursuant to this Section. Restricted Stock Units granted to a Participant who is a Canadian resident must be settled in Common Shares no later than the end of the third year following the year in which the Participant rendered Service resulting in the vesting of such Restricted Stock Units.
9.7   Nontransferability of Restricted Stock Unit Awards.   The right to receive shares pursuant to a Restricted Stock Unit Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Restricted Stock Unit Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.
10.
PERFORMANCE AWARDS.

Performance Awards shall be evidenced by Award Agreements in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:
10.1   Types of Performance Awards Authorized.   Performance Awards may be granted in the form of either Performance Shares or Performance Units. Each Award Agreement evidencing a Performance Award shall specify the number of Performance Shares or Performance Units subject thereto, the Performance Award Formula, the Performance Goal(s) and Performance Period applicable to the Award, and the other terms, conditions and restrictions of the Award.
10.2   Initial Value of Performance Shares and Performance Units.   Unless otherwise provided by the Committee in granting a Performance Award, each Performance Share shall have an initial monetary value equal to the Fair Market Value of one (1) Common Share, subject to adjustment as provided in Section 4.4, on the effective date of grant of the Performance Share, and each Performance Unit shall have an initial monetary value established by the Committee at the time of grant. The final value payable to the Participant in settlement of a Performance Award determined on the basis of the applicable Performance Award Formula will depend on the extent to which Performance Goals established by the Committee are attained within the applicable Performance Period established by the Committee.
10.3   Establishment of Performance Period, Performance Goals and Performance Award Formula.   In granting each Performance Award, the Committee shall establish in writing the applicable Performance Period, Performance Award Formula and one or more Performance Goals which, when measured at the end of the Performance Period, shall determine on the basis of the Performance Award Formula the final value of the Performance Award to be paid to the Participant. The Company shall notify each Participant granted a Performance Award of the terms of such Award, including the Performance Period, Performance Goal(s) and Performance Award Formula.
10.4   Measurement of Performance Goals.   Performance Goals shall be established by the Committee on the basis of targets to be attained (“Performance Targets”) with respect to one or more measures of business or financial performance or other criteria established by the Committee (each, a “Performance Measure”), subject to the following:
(a)   Performance Measures.   Performance Measures based on objective criteria shall be calculated in accordance with the Company’s financial statements, or, if such measures are not reported in the Company’s financial statements, they shall be calculated in accordance with generally accepted accounting principles, a method used generally in the Company’s industry, or in accordance with a methodology established by the Committee prior to the grant of the Performance Award. Performance Measures based on subjective criteria shall be determined on the basis established by the Committee in granting the Award. As specified by the Committee, Performance Measures may be calculated with respect to the Company and each Subsidiary Corporation consolidated therewith for financial reporting purposes, one or more Subsidiary Corporations or such division or other business unit of any of them selected by the Committee. Unless otherwise determined by the Committee prior to the grant of the Performance Award, the Performance Measures applicable to the Performance Award shall be calculated prior to the accrual of expense for any Performance Award for the same Performance Period and excluding the effect (whether positive or negative) on the Performance Measures of any change in accounting standards or any unusual or infrequently occurring event or transaction, as determined by the Committee, occurring after the establishment of the Performance Goals applicable to the Performance Award. Each such adjustment, if any, shall be made solely for the purpose of providing a consistent basis from period to period for the calculation of Performance Measures in order to prevent the dilution or enlargement of the Participant’s rights with respect to a Performance Award. Performance Measures may be based upon one or more of the following, without limitation, as determined by the Committee:
(i)   revenue;
(ii)   sales;
(iii)   expenses;
(iv)   operating income;
(v)   gross margin;
(vi)   operating margin;
(vii)   earnings before any one or more of: share-based compensation expense, interest, taxes, depreciation and amortization;
(viii)   cash flow per debt adjusted share;
(ix)   pre-tax profit;
(x)   net operating income;
(xi)   net income;
(xii)   economic value added;
(xiii)   free cash flow;
(xiv)   operating cash flow, including debt-adjusted cash flow;
(xv)   balance of cash, cash equivalents and marketable securities;
(xvi)   share price;
(xvii)   earnings per share;
(xviii)   return on shareholder equity;
(xix)   return on capital;
(xx)   return on assets;
(xxi)   return on investment;
(xxii)   total shareholder return;
(xxiii)   employee satisfaction;
(xxiv)   employee retention;
(xxv)   market share;

(xxvi)   customer satisfaction;
(xxvii)   product development;
(xxviii)   research and development expenses;
(xxix)   completion of an identified special project;
(xxx)   completion of a joint venture or other corporate transaction; and
(xxxi)   personal performance objectives established for an individual Participant or group of Participants.
(b)   Performance Targets.   Performance Targets may include a minimum, maximum, target level and intermediate levels of performance, with the final value of a Performance Award determined under the applicable Performance Award Formula by the Performance Target level attained during the applicable Performance Period. A Performance Target may be stated as an absolute value, an increase or decrease in a value, or as a value determined relative to an index, a group of comparator companies, a budget or another standard selected by the Committee.
10.5   Settlement of Performance Awards.
(a)   Determination of Final Value.   As soon as practicable following the completion of the Performance Period applicable to a Performance Award, the Committee shall determine the extent to which the applicable Performance Goals have been attained and the resulting final value of the Award earned by the Participant and to be paid upon its settlement in accordance with the applicable Performance Award Formula.
(b)   Discretionary Adjustment of Award Formula.   In its discretion, the Committee may, either at the time it grants a Performance Award or at any time thereafter, provide for the positive or negative adjustment of the Performance Award Formula applicable to a Performance Award to reflect such Participant’s individual performance in his or her position with the Company or such other factors as the Committee may determine.
(c)   Effect of Leaves of Absence.   Unless otherwise required by law or a Participant’s Award Agreement, payment of the final value, if any, of a Performance Award held by a Participant who has taken in excess of thirty (30) days in unpaid leaves of absence during a Performance Period shall be prorated on the basis of the number of days of the Participant’s Service during the Performance Period during which the Participant was not on an unpaid leave of absence.
(d)   Notice to Participants.   As soon as practicable following the Committee’s determination in accordance with Sections 10.5(a) and (b), the Company shall notify each Participant of the determination of the Committee.
(e)   Payment in Settlement of Performance Awards.   As soon as practicable following the Committee’s determination in accordance with Sections 10.5(a) and (b), but in any event within the Short-Term Deferral Period described in Section 15.1 (except as otherwise provided below or consistent with the requirements of Section 409A), payment shall be made to each eligible Participant (or such Participant’s legal representative or other person who acquired the right to receive such payment by reason of the Participant’s death) of the final value of the Participant’s Performance Award. Payment of such amount shall be made in cash, Common Shares, or a combination thereof as determined by the Committee. Unless otherwise provided in the Award Agreement evidencing a Performance Award, payment shall be made in a lump sum. If permitted by the Committee, the Participant may elect, consistent with the requirements of Section 409A, to defer receipt of all or any portion of the payment to be made to the Participant pursuant to this Section, and such deferred payment date(s) elected by the Participant shall be set forth in the Award Agreement. If any payment is to be made on a deferred basis, the Committee may, but shall not be obligated to, provide for the payment during the deferral period of Dividend Equivalent Rights or interest.
(f)   Provisions Applicable to Payment in Shares.   If payment is to be made in Common Shares, the number of such shares shall be determined by dividing the final value of the Performance

Award by the Fair Market Value of a Common Share determined by the method specified in the Award Agreement. Common Shares issued in payment of any Performance Award may be fully vested and freely transferable shares or may be Common Shares subject to Vesting Conditions as provided in Section 8.5. Any shares subject to Vesting Conditions shall be evidenced by an appropriate Award Agreement and shall be subject to the provisions of Sections 8.5 through 8.8 above.
10.6   Voting Rights; Dividend Equivalent Rights and Distributions.   Participants shall have no voting rights with respect to Common Shares represented by Performance Share Awards until the date of the issuance of such shares, if any (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Performance Share Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Common Shares during the period beginning on the date the Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date on which the Performance Shares are settled or the date on which they are forfeited. Such Dividend Equivalent Rights, if any, shall be credited to the Participant either in cash or in the form of additional whole Performance Shares as of the date of payment of such cash dividends on Common Shares, as determined by the Committee. The number of additional Performance Shares (rounded to the nearest whole number), if any, to be so credited shall be determined by dividing (a) the amount of cash dividends paid on the dividend payment date with respect to the number of Common Shares represented by the Performance Shares previously credited to the Participant by (b) the Fair Market Value per Common Share on such date. Dividend Equivalent Rights, if any, shall be accumulated and paid to the extent that the related Performance Shares become nonforfeitable. Settlement of Dividend Equivalent Rights may be made in cash, Common Shares, or a combination thereof as determined by the Committee, and may be paid on the same basis as settlement of the related Performance Share as provided in Section 10.5. Dividend Equivalent Rights shall not be paid with respect to Performance Units. In the event of a dividend or distribution paid in Common Shares or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.4, appropriate adjustments shall be made in the Participant’s Performance Share Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant would be entitled by reason of the Common Shares issuable upon settlement of the Performance Share Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Performance Goals as are applicable to the Award.
10.7   Effect of Termination of Service.   Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Performance Award, the effect of a Participant’s termination of Service on the Performance Award shall be as follows:
(a)   Death or Disability.   If the Participant’s Service terminates because of the death or Disability of the Participant before the completion of the Performance Period applicable to the Performance Award, the final value of the Participant’s Performance Award shall be determined by the extent to which the applicable Performance Goals have been attained with respect to the entire Performance Period and shall be prorated based on the number of months of the Participant’s Service during the Performance Period. Payment shall be made following the end of the Performance Period in any manner permitted by Section 10.5.
(b)   Other Termination of Service.   If the Participant’s Service terminates for any reason except death or Disability before the completion of the Performance Period applicable to the Performance Award, such Award shall be forfeited in its entirety; provided, however, that in the event of an involuntary termination of the Participant’s Service, the Committee, in its discretion, may waive the automatic forfeiture of all or any portion of any such Award and determine the final value of the Performance Award in the manner provided by Section 10.7(a). Payment of any amount pursuant to this Section shall be made following the end of the Performance Period in any manner permitted by Section 10.5.
10.8   Nontransferability of Performance Awards.   Prior to settlement in accordance with the provisions of the Plan, no Performance Award shall be subject in any manner to anticipation, alienation,

sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Performance Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.
11.
CASH-BASED AWARDS AND OTHER STOCK-BASED AWARDS.

Cash-Based Awards and Other Stock-Based Awards shall be evidenced by Award Agreements in such form as the Committee shall establish. Such Award Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:
11.1   Grant of Cash-Based Awards.   Subject to the provisions of the Plan, the Committee, at any time and from time to time, may grant Cash-Based Awards to Participants in such amounts and upon such terms and conditions, including the achievement of performance criteria, as the Committee may determine.
11.2   Grant of Other Stock-Based Awards.   The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted securities, stock-equivalent units, stock appreciation units, securities or debentures convertible into Common Shares or other forms determined by the Committee) in such amounts and subject to such terms and conditions as the Committee shall determine. Other Stock-Based Awards may be made available as a form of payment in the settlement of other Awards or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock-Based Awards may involve the transfer of actual Common Shares to Participants, or payment in cash or otherwise of amounts based on the value of Common Shares and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.
11.3   Value of Cash-Based and Other Stock-Based Awards.   Each Cash-Based Award shall specify a monetary payment amount or payment range as determined by the Committee. Each Other Stock-Based Award shall be expressed in terms of Common Shares or units based on such Common Shares, as determined by the Committee. The Committee may require the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. If the Committee exercises its discretion to establish performance criteria, the final value of Cash-Based Awards or Other Stock-Based Awards that will be paid to the Participant will depend on the extent to which the performance criteria are met.
11.4   Payment or Settlement of Cash-Based Awards and Other Stock-Based Awards.   Payment or settlement, if any, with respect to a Cash-Based Award or an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash, Common Shares or other securities or any combination thereof as the Committee determines. To the extent applicable, payment or settlement with respect to each Cash-Based Award and Other Stock-Based Award shall be made in compliance with the requirements of Section 409A.
11.5   Voting Rights; Dividend Equivalent Rights and Distributions.   Participants shall have no voting rights with respect to Common Shares represented by Other Stock-Based Awards until the date of the issuance of such Common Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), if any, in settlement of such Award. However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Other Stock-Based Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Common Shares during the period beginning on the date such Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated. Such Dividend Equivalent Rights, if any, shall be paid in accordance with the provisions set forth in Section 9.4. Dividend Equivalent Rights shall not be granted with respect to Cash-Based Awards. In the event of a dividend or distribution paid in Common Shares or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.4, appropriate adjustments shall be made in the

Participant’s Other Stock-Based Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than regular, periodic cash dividends) to which the Participant would be entitled by reason of the Common Shares issuable upon settlement of such Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions and performance criteria, if any, as are applicable to the Award.
11.6   Effect of Termination of Service.   Each Award Agreement evidencing a Cash-Based Award or Other Stock-Based Award shall set forth the extent to which the Participant shall have the right to retain such Award following termination of the Participant’s Service. Such provisions shall be determined in the discretion of the Committee, need not be uniform among all Cash-Based Awards or Other Stock-Based Awards, and may reflect distinctions based on the reasons for termination, subject to the requirements of Section 409A, if applicable.
11.7   Nontransferability of Cash-Based Awards and Other Stock-Based Awards.   Prior to the payment or settlement of a Cash-Based Award or Other Stock-Based Award, the Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. The Committee may impose such additional restrictions on any Common Shares issued in settlement of Cash-Based Awards and Other Stock-Based Awards as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Common Shares are then listed and/or traded, or under any state securities laws or foreign law applicable to such Common Shares.
12.
STANDARD FORMS OF AWARD AGREEMENT.

12.1   Award Agreements.   Each Award shall comply with and be subject to the terms and conditions set forth in the appropriate form of Award Agreement approved by the Committee and as amended from time to time. No Award or purported Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement, which execution may be evidenced by electronic means.
12.2   Authority to Vary Terms.   The Committee shall have the authority from time to time to vary the terms of any standard form of Award Agreement either in connection with the grant or amendment of an individual Award or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Award Agreement are not inconsistent with the terms of the Plan.
13.
CHANGE IN CONTROL.

13.1   Effect of Change in Control on Awards.   In the event of a Change in Control, outstanding Awards shall be subject to the definitive agreement entered into by the Company in connection with the Change in Control. Subject to the requirements and limitations of Section 409A, if applicable, the Committee may provide for any one or more of the following:
(a)   Accelerated Vesting.   In its discretion, the Committee may provide in the grant of any Award or at any other time may take such action as it deems appropriate to provide for acceleration of the exercisability, vesting and/or settlement in connection with a Change in Control of each or any outstanding Award or portion thereof and shares acquired pursuant thereto upon such conditions, including termination of the Participant’s Service prior to, upon, or following the Change in Control, and to such extent as the Committee determines.
(b)   Assumption, Continuation or Substitution.   In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of any Participant, assume or continue the Company’s rights and obligations under each or any Award or portion thereof outstanding immediately prior to the Change in Control or substitute for each or any such outstanding Award or portion thereof a substantially equivalent award with respect to the

Acquiror’s stock, as applicable. For purposes of this Section, if so determined by the Committee in its discretion, an Award denominated in Common Shares shall be deemed assumed if, following the Change in Control, the Award confers the right to receive, subject to the terms and conditions of the Plan and the applicable Award Agreement, for each Common Share subject to the Award immediately prior to the Change in Control, the consideration (whether shares, cash, other securities or property or a combination thereof) to which a holder of a Common Share on the effective date of the Change in Control was entitled (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Common Shares); provided, however, that if such consideration is not solely common stock of the Acquiror, the Committee may, with the consent of the Acquiror, provide for the consideration to be received upon the exercise or settlement of the Award, for each Common Share subject to the Award, to consist solely of common stock of the Acquiror equal in Fair Market Value to the per share consideration received by holders of Common Shares pursuant to the Change in Control. Any Award or portion thereof which is neither assumed or continued by the Acquiror in connection with the Change in Control nor exercised or settled as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control.
(c)   Cash-Out of Outstanding Stock-Based Awards.   The Committee may, in its discretion and without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any Award denominated in Common Shares or portion thereof outstanding immediately prior to the Change in Control and not previously exercised or settled shall be canceled in exchange for a payment with respect to each vested Common Share (and each unvested Common Share, if so determined by the Committee) subject to such canceled Award in (i) cash, (ii) shares of the Company or of a corporation or other business entity that is a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the Fair Market Value of the consideration to be paid per Common Share in the Change in Control, reduced (but not below zero) by the exercise or purchase price per share, if any, under such Award. In the event such determination is made by the Committee, an Award having an exercise or purchase price per share equal to or greater than the Fair Market Value of the consideration to be paid per Common Share in the Change in Control may be canceled without payment of consideration to the holder thereof. Payment pursuant to this Section (reduced by applicable withholding taxes, if any) shall be made to Participants in respect of the vested portions of their canceled Awards as soon as practicable following the date of the Change in Control and in respect of the unvested portions of their canceled Awards in accordance with the vesting schedules applicable to such Awards, , consistent with the requirements of Section 409A, if applicable.
13.2   Effect of Change in Control on Nonemployee Director Awards.   Subject to the requirements and limitations of Section 409A, if applicable, including as provided by Section 15.4(f), in the event of a Change in Control, each outstanding Nonemployee Director Award shall become immediately exercisable and vested in full and, except to the extent assumed, continued or substituted for pursuant to Section 13.1(b), shall be settled effective immediately prior to the time of consummation of the Change in Control.
13.3   Federal Excise Tax Under Section 4999 of the Code.
(a)   Excess Parachute Payment.   If any acceleration of vesting pursuant to an Award and any other payment or benefit received or to be received by a Participant would subject the Participant to any excise tax pursuant to Section 4999 of the Code due to the characterization of such acceleration of vesting, payment or benefit as an “excess parachute payment” under Section 280G of the Code, then, provided such election would not subject the Participant to taxation under Section 409A, the Participant may elect to reduce the amount of any acceleration of vesting called for under the Award in order to avoid such characterization.
(b)   Determination by Tax Firm.   To aid the Participant in making any election called for under Section 13.3(a), no later than the date of the occurrence of any event that might reasonably be anticipated to result in an “excess parachute payment” to the Participant as described in Section 13.3(a), the Company shall request a determination in writing by the professional firm engaged by the Company for general tax purposes, or, if the tax firm so engaged by the Company is serving as accountant or auditor for the Acquiror, the Company will appoint a nationally recognized tax firm to make the determinations required by this Section (the “Tax Firm”). As soon as practicable thereafter, the Tax Firm shall determine and report to the Company and the Participant the amount of such acceleration of vesting, payments and benefits which would produce the greatest after-tax benefit to the Participant. For the purposes of such determination, the Tax Firm may rely on reasonable, good faith interpretations concerning the application of Sections 280G and 4999 of the Code. The Company and the Participant shall furnish to the Tax Firm such information and documents as the Tax Firm may reasonably request in order to make its required determination. The Company shall bear all fees and expenses the Tax Firm charges in connection with its services contemplated by this Section.
14.
COMPLIANCE WITH SECURITIES LAW.

The grant of Awards and the issuance of Common Shares pursuant to any Award shall be subject to compliance with all applicable requirements of federal, provincial, state and foreign law with respect to such securities and the requirements of any stock exchange or market system upon which the Common Shares may then be listed. In addition, no Award may be exercised or shares issued pursuant to an Award unless (a) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the shares issuable pursuant to the Award, or (b) in the opinion of legal counsel to the Company, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares under the Plan shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to issuance of any Common Shares, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.
15.
COMPLIANCE WITH SECTION 409A.

15.1   Awards Subject to Section 409A.   The Company intends that Awards granted pursuant to the Plan shall either be exempt from or comply with Section 409A, and the Plan shall be so construed. The provisions of this Section 15 shall apply to any Award or portion thereof that constitutes or provides for payment of Section 409A Deferred Compensation. Such Awards may include, without limitation:
(a)   A Nonstatutory Stock Option or SAR that includes any feature for the deferral of compensation other than the deferral of recognition of income until the later of (i) the exercise or disposition of the Award or (ii) the time the shares acquired pursuant to the exercise of the Award first becomes substantially vested.
(b)   Any Restricted Stock Unit Award, Performance Award, Cash-Based Award or Other Stock-Based Award that either (i) provides by its terms for settlement of all or any portion of the Award at a time or upon an event that will or may occur later than the end of the Short-Term Deferral Period (as defined below) or (ii) permits the Participant granted the Award to elect one or more dates or events upon which the Award will be settled after the end of the Short-Term Deferral Period.
Subject to the provisions of Section 409A, the term “Short-Term Deferral Period” means the 21/2 month period ending on the later of (i) the 15th day of the third month following the end of the Participant’s taxable year in which the right to payment under the applicable portion of the Award is no longer subject to a substantial risk of forfeiture or (ii) the 15th day of the third month following the end of the Company’s taxable year in which the right to payment under the applicable portion of the Award is no longer subject to a substantial risk of forfeiture. For this purpose, the term “substantial risk of forfeiture” shall have the meaning provided by Section 409A.
15.2   Deferral and/or Distribution Elections.   Except as otherwise permitted or required by Section 409A, the following rules shall apply to any compensation deferral and/or payment elections

(each, an “Election”) that may be permitted or required by the Committee pursuant to an Award providing Section 409A Deferred Compensation:
(a)   Elections must be in writing and specify the amount of the payment in settlement of an Award being deferred, as well as the time and form of payment as permitted by this Plan.
(b)   Elections shall be made by the end of the Participant’s taxable year prior to the year in which services commence for which an Award may be granted to the Participant.
(c)   Elections shall continue in effect until a written revocation or change in Election is received by the Company, except that a written revocation or change in Election must be received by the Company prior to the last day for making the Election determined in accordance with paragraph (b) above or as permitted by Section 15.3.
15.3   Subsequent Elections.   Except as otherwise permitted or required by Section 409A, any Award providing Section 409A Deferred Compensation which permits a subsequent Election to delay the payment or change the form of payment in settlement of such Award shall comply with the following requirements:
(a)   No subsequent Election may take effect until at least twelve (12) months after the date on which the subsequent Election is made.
(b)   Each subsequent Election related to a payment in settlement of an Award not described in Section 15.4(a)(ii), 15.4(a)(iii) or 15.4(a)(vi) must result in a delay of the payment for a period of not less than five (5) years from the date on which such payment would otherwise have been made.
(c)   No subsequent Election related to a payment pursuant to Section 15.4(a)(iv) shall be made less than twelve (12) months before the date on which such payment would otherwise have been made.
(d)   Subsequent Elections shall continue in effect until a written revocation or change in the subsequent Election is received by the Company, except that a written revocation or change in a subsequent Election must be received by the Company prior to the last day for making the subsequent Election determined in accordance the preceding paragraphs of this Section 15.3.
15.4   Payment of Section 409A Deferred Compensation.
(a)   Permissible Payments.   Except as otherwise permitted or required by Section 409A, an Award providing Section 409A Deferred Compensation must provide for payment in settlement of the Award only upon one or more of the following:
(i)   The Participant’s “separation from service” (as defined by Section 409A);
(ii)   The Participant’s becoming “disabled” (as defined by Section 409A);
(iii)   The Participant’s death;
(iv)   A time or fixed schedule that is either (i) specified by the Committee upon the grant of an Award and set forth in the Award Agreement evidencing such Award or (ii) specified by the Participant in an Election complying with the requirements of Section 15.2 or 15.3, as applicable;
(v)   A change in the ownership or effective control or the Company or in the ownership of a substantial portion of the assets of the Company determined in accordance with Section 409A; or
(vi)   The occurrence of an “unforeseeable emergency” (as defined by Section 409A).
(b)   Installment Payments.   It is the intent of this Plan that any right of a Participant to receive installment payments (within the meaning of Section 409A) shall, for all purposes of Section 409A, be treated as a right to a series of separate payments.

(c)   Required Delay in Payment to Specified Employee Pursuant to Separation from Service.   Notwithstanding any provision of the Plan or an Award Agreement to the contrary, except as otherwise permitted by Section 409A, no payment pursuant to Section 15.4(a)(i) in settlement of an Award providing for Section 409A Deferred Compensation may be made to a Participant who is a “specified employee” (as defined by Section 409A) as of the date of the Participant’s separation from service before the date (the “Delayed Payment Date”) that is six (6) months after the date of such Participant’s separation from service, or, if earlier, the date of the Participant’s death. All such amounts that would, but for this paragraph, become payable prior to the Delayed Payment Date shall be accumulated and paid on the Delayed Payment Date.
(d)   Payment Upon Disability.   All distributions of Section 409A Deferred Compensation payable pursuant to Section 15.4(a)(ii) by reason of a Participant becoming disabled shall be paid in a lump sum or in periodic installments as established by the Participant’s Election. If the Participant has made no Election with respect to distributions of Section 409A Deferred Compensation upon becoming disabled, all such distributions shall be paid in a lump sum upon the determination that the Participant has become disabled.
(e)   Payment Upon Death.   If a Participant dies before complete distribution of amounts payable upon settlement of an Award subject to Section 409A, such undistributed amounts shall be distributed to his or her beneficiary under the distribution method for death established by the Participant’s Election upon receipt by the Committee of satisfactory notice and confirmation of the Participant’s death. If the Participant has made no Election with respect to distributions of Section 409A Deferred Compensation upon death, all such distributions shall be paid in a lump sum upon receipt by the Committee of satisfactory notice and confirmation of the Participant’s death.
(f)   Payment Upon Change in Control.   Notwithstanding any provision of the Plan or an Award Agreement to the contrary, to the extent that any amount constituting Section 409A Deferred Compensation would become payable under this Plan by reason of a Change in Control, such amount shall become payable only if the event constituting a Change in Control would also constitute a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company within the meaning of Section 409A. Any Award which constitutes Section 409A Deferred Compensation and which would vest and otherwise become payable upon a Change in Control as a result of the failure of the Acquiror to assume, continue or substitute for such Award in accordance with Section 13.1(b) shall vest to the extent provided by such Award but shall be converted automatically at the effective time of such Change in Control into a right to receive, in cash on the date or dates such award would have been settled in accordance with its then existing settlement schedule (or as required by Section 15.4(c)), an amount or amounts equal in the aggregate to the intrinsic value of the Award at the time of the Change in Control.
(g)   Payment Upon Unforeseeable Emergency.   The Committee shall have the authority to provide in the Award Agreement evidencing any Award providing for Section 409A Deferred Compensation for payment pursuant to Section 15.4(a)(vi) in settlement of all or a portion of such Award in the event that a Participant establishes, to the satisfaction of the Committee, the occurrence of an unforeseeable emergency. In such event, the amount(s) distributed with respect to such unforeseeable emergency cannot exceed the amounts reasonably necessary to satisfy the emergency need plus amounts necessary to pay taxes reasonably anticipated as a result of such distribution(s), after taking into account the extent to which such emergency need is or may be relieved through reimbursement or compensation by insurance or otherwise, by liquidation of the Participant’s assets (to the extent the liquidation of such assets would not itself cause severe financial hardship) or by cessation of deferrals under the Award. All distributions with respect to an unforeseeable emergency shall be made in a lump sum upon the Committee’s determination that an unforeseeable emergency has occurred. The Committee’s decision with respect to whether an unforeseeable emergency has occurred and the manner in which, if at all, the payment in settlement of an Award shall be altered or modified, shall be final, conclusive, and not subject to approval or appeal.

(h)   Prohibition of Acceleration of Payments.   Notwithstanding any provision of the Plan or an Award Agreement to the contrary, this Plan does not permit the acceleration of the time or schedule of any payment under an Award providing Section 409A Deferred Compensation, except as permitted by Section 409A.
(i)   No Representation Regarding Section 409A Compliance.   Notwithstanding any other provision of the Plan, the Company makes no representation that Awards shall be exempt from or comply with Section 409A. No Participating Company shall be liable for any tax, penalty or interest imposed on a Participant by Section 409A.
16.
TAX WITHHOLDING.

16.1   Tax Withholding in General.   The Company shall have the right to deduct from any and all payments made under the Plan, or to require the Participant, through payroll withholding, cash payment or otherwise, to make adequate provision for, the federal, state, provincial, local and foreign taxes (including social insurance), if any, required by law to be withheld by any Participating Company with respect to an Award or the shares acquired pursuant thereto. The Company shall have no obligation to deliver Common Shares, to release Common Shares from an escrow established pursuant to an Award Agreement, or to make any payment in cash under the Plan until the Participating Company Group’s tax withholding obligations have been satisfied by the Participant.
16.2   Withholding in or Directed Sale of Shares.   The Company shall have the right, but not the obligation, to deduct from the Common Shares issuable to a Participant upon the exercise or settlement of an Award, or to accept from the Participant the tender of, a number of whole Common Shares having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of any Participating Company. The Fair Market Value of any Common Shares withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates (or the maximum individual statutory withholding rates for the applicable jurisdiction if use of such rates would not result in adverse accounting consequences or cost). The Company may require a Participant to direct a broker, upon the vesting, exercise or settlement of an Award, to sell a portion of the shares subject to the Award determined by the Company in its discretion to be sufficient to cover the tax withholding obligations of any Participating Company and to remit an amount equal to such tax withholding obligations to such Participating Company in cash.
17.
AMENDMENT, SUSPENSION OR TERMINATION OF PLAN.

The Committee may amend, suspend or terminate the Plan at any time. However, without the approval of the Company’s shareholders, there shall be (a) no increase in the maximum aggregate number of Common Shares that may be issued under the Plan (except by operation of the provisions of Sections 4.2 and 4.3), (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Plan that would require approval of the Company’s shareholders under any applicable law, regulation or rule, including the rules of any stock exchange or quotation system upon which the Common Shares may then be listed or quoted. No amendment, suspension or termination of the Plan shall affect any then outstanding Award unless expressly provided by the Committee. Except as provided by the next sentence, no amendment, suspension or termination of the Plan may have a materially adverse effect on any then outstanding Award without the consent of the Participant. Notwithstanding any other provision of the Plan or any Award Agreement to the contrary, the Committee may, in its sole and absolute discretion and without the consent of any Participant, amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as it deems necessary or advisable for the purpose of conforming the Plan or such Award Agreement to any present or future law, regulation or rule applicable to the Plan, including, but not limited to, Section 409A.
18.
MISCELLANEOUS PROVISIONS.

18.1   Repurchase Rights.   Shares issued under the Plan may be subject to one or more repurchase options, or other conditions and restrictions as determined by the Committee in its discretion at the time the Award is granted. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the

Company. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of Common Shares hereunder and shall promptly present to the Company any and all certificates representing Common Shares acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.
18.2   Forfeiture Events.
(a)   The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of Service for Cause or any act by a Participant, whether before or after termination of Service, that would constitute Cause for termination of Service, or any accounting restatement due to material noncompliance of the Company with any financial reporting requirements of securities laws as a result of which, and to the extent that, such reduction, cancellation, forfeiture, or recoupment is required by applicable securities laws. In addition, to the extent that claw-back or similar provisions applicable to Awards are required by applicable law, listing standards and/or policies adopted by the Company, Awards granted under the Plan shall be subject to such provisions.
(b)   If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, any Participant who knowingly or through gross negligence engaged in the misconduct, or who knowingly or through gross negligence failed to prevent the misconduct, and any Participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, shall reimburse the Company for (i) the amount of any payment in settlement of an Award received by such Participant during the twelve- (12-) month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement, and (ii) any profits realized by such Participant from the sale of securities of the Company during such twelve- (12-) month period.
18.3   Provision of Information.   Each Participant shall be given access to information concerning the Company equivalent to that information generally made available to the Company’s common shareholders.
18.4   Rights as Employee, Consultant or Director.   No person, even though eligible pursuant to Section 5, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant. Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee, Consultant or Director or interfere with or limit in any way any right of a Participating Company to terminate the Participant’s Service at any time. To the extent that an Employee of a Participating Company other than the Company receives an Award under the Plan, that Award shall in no event be understood or interpreted to mean that the Company is the Employee’s employer or that the Employee has an employment relationship with the Company.
18.5   Rights as a Shareholder.   A Participant shall have no rights as a shareholder with respect to any shares covered by an Award until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 4.4 or another provision of the Plan.
18.6   Delivery of Title to Shares.   Subject to any governing rules or regulations, the Company shall issue or cause to be issued the Common Shares acquired pursuant to an Award and shall deliver such shares to or for the benefit of the Participant by means of one or more of the following: (a) by delivering to the Participant evidence of book entry Common Shares credited to the account of the Participant, (b) by depositing such Common Shares for the benefit of the Participant with any broker with which the Participant has an account relationship, or (c) by delivering such Common Shares to the Participant in certificate form.

18.7   Fractional Shares.   The Company shall not be required to issue fractional shares upon the exercise or settlement of any Award.
18.8   Retirement and Welfare Plans.   Neither Awards made under this Plan nor Common Shares or cash paid pursuant to such Awards may be included as “compensation” for purposes of computing the benefits payable to any Participant under any Participating Company’s retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant’s benefit. In addition, unless a written employment agreement or other service agreement specifically references Awards, a general reference to “benefits” or a similar term in such agreement shall not be deemed to refer to Awards granted hereunder.
18.9   Beneficiary Designation.   Subject to local laws and procedures, each Participant may file with the Company a written designation of a beneficiary who is to receive any benefit under the Plan to which the Participant is entitled in the event of such Participant’s death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. If a married Participant designates a beneficiary other than the Participant’s spouse, the effectiveness of such designation may be subject to the consent of the Participant’s spouse. If a Participant dies without an effective designation of a beneficiary who is living at the time of the Participant’s death, the Company will pay any remaining unpaid benefits to the Participant’s legal representative.
18.10   Severability.   If any one or more of the provisions (or any part thereof) of this Plan shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan shall not in any way be affected or impaired thereby.
18.11   No Constraint on Corporate Action.   Nothing in this Plan shall be construed to: (a) limit, impair, or otherwise affect the Company’s or another Participating Company’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or (b) limit the right or power of the Company or another Participating Company to take any action which such entity deems to be necessary or appropriate.
18.12   Unfunded Obligation.   Participants shall have the status of general unsecured creditors of the Company. Any amounts payable to Participants pursuant to the Plan shall be considered unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974. No Participating Company shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Committee or any Participating Company and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s creditors in any assets of any Participating Company. The Participants shall have no claim against any Participating Company for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan.
18.13   Choice of Law.   Except to the extent governed by applicable federal law, the validity, interpretation, construction and performance of the Plan and each Award Agreement shall be governed by the laws of the State of Texas, without regard to its conflict of law rules.
IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing sets forth the Epsilon Energy Ltd.. 2020 Equity Incentive Plan as duly adopted by the Company’s shareholders effective as of the Effective Date.
/s/

                 Secretary

EPSILON Energy Ltd.

Computershare

8th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

EPSQ 000001

SAM SAMPLE
123 SAMPLES STREET
SAMPLETOWN SS X9X X9X
CANADA

Security Class
COMMON CLASS

Holder Account Number
C9999999999 IND

Fold

This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy

1. **Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).**
2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.
3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.
4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.
5. **The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management.**
6. The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof.
8. This proxy should be read in conjunction with the accompanying documentation provided by Management.

Fold

Proxies submitted must be received by 10:00 am, Central Time, on Friday, August 28, 2020.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

1-866-732-VOTE (8683) Toll Free

To Vote Using the Internet

- Go to the following web site: www.investorvote.com
- **Smartphone?** Scan the QR code to vote now.

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.

Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER 23456 78901 23456

EPSQ_PRX_312856/000001/000001/i

EPSILON Energy Ltd.

Computershare

8th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

EPSQ 000002

SAM SAMPLE
123 SAMPLES STREET
SAMPLETOWN SS X9X X9X
AUSTRALIA

Security Class
COMMON CLASS

Holder Account Number

C9999999999 IND

Fold

This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy

1. **Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).**
2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.
3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.
4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.
5. **The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management.**
6. The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof.
8. This proxy should be read in conjunction with the accompanying documentation provided by Management.

Fold

Proxies submitted must be received by 10:00 am, Central Time, on Friday, August 28, 2020.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

To Vote Using the Telephone

- Call the number listed BELOW from a touch tone telephone.

312-588-4290 Direct Dial

To Vote Using the Internet

- Go to the following web site: www.investorvote.com
- **Smartphone?** Scan the QR code to vote now.

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.

Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.

To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.

CONTROL NUMBER 23456 78901 23456

EPSQ_PRX_312856/000002/000002/i

 SAM SAMPLE C9999999999 *C9999999999* Appointment of Proxyholder IND C02 *C9999999999* I/We being holder(s) of Epsilon Energy Ltd. hereby appoint(s): Michael Raleigh, Chief Executive Officer, or failing this person, Lane Bond, Chief Financial Officer OR Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein. as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual General and Special Meeting of shareholders of Epsilon Energy Ltd. to be held at Suite 1610, 16945 Northchase Drive, Houston, Texas, USA 77060 on Tuesday, September 1, 2020 at 10:00 am, Central Time and at any adjournment or postponement thereof. VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES. For Against 1. Number of Directors To set the number of directors to be elected at the meeting at seven (7). 2. Election of Directors 01. John Lovoi For Withhold 02. Michael Raleigh For Withhold 03. Matthew Dougherty For Withhold ------- Fold 04. Ryan Roebuck 05. Jacob Roorda 06. Tracy Stephens 07. Stephen Finlayson For Withhold 3. Appointment of Auditors To appoint BDO USA, LLP as auditors of the Corporation for the ensuing year. For Against 4. Ratification of the 2020 Equity Incentive Plan The ordinary resolution, as more particularly set forth in the accompanying proxy statement prepared for the purpose of the Meeting (the “Proxy Statement”), ratifying and approving the 2020 equity incentive plan of the Corporation. For Against 5. Amend Bylaws to Increase Quorum Requirement The ordinary resolution, as more particularly set forth in the Proxy Statement, approving the amendment to the By-Laws of the Corporation in respect of the quorum requirements for shareholders’ meetings. ------- Fold Authorized Signature(s) - This section must be completed for your instructions to be executed. I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by Management. Signature(s) Date Interim Financial Statements - Mark this box if you would like to receive Interim Financial Statements and accompanying Management’s Discussion and Analysis by mail. Annual Financial Statements - Mark this box if you would NOT like to receive the Annual Financial Statements and accompanying Management’s Discussion and Analysis by mail. If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist. E P S Q 3 1 2 8 5 6 1 P D I Z A R 2 9 9 9 9 9